Filed with the U.S. Securities and Exchange Commission on August 24, 2026

1933 Act Registration File No. 333-187194

1940 Act File No. 811-22811

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 64	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 66	☒
(Check appropriate box or boxes.)

BRIDGE BUILDER TRUST

(Exact Name of Registrant as Specified in Charter)

12555 Manchester Road

St. Louis, MO 63131

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (314) 515-2000

Evan S. Posner, Principal Executive Officer

Bridge Builder Trust

12555 Manchester Road

St. Louis, MO 63131

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esq.

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on October 28, 2026 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 64 to the Registration Statement of the Bridge Builder Trust is being filed pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended, to reflect certain material changes relating to the Bridge Builder Small/Mid Cap Value Fund and the Bridge Builder Small/Mid Cap Growth Fund, each a series of Bridge Builder Trust.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated August 24, 2026

Bridge Builder Mid Cap Fund

Ticker: BBGSX

Bridge Builder Small Cap Fund

Ticker: BBVSX

PROSPECTUS

OCTOBER 28, 2026

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Bridge Builder Mid Cap Fund

Investment Objective

The investment objective of Bridge Builder Mid Cap Fund (the “Fund” or the “Mid Cap Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees for participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program (an “Advisory Program”), which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	[0.02]%

Total Annual Fund Operating Expenses	[0.66]%
Less Waivers(1)	[0.32]%

Net Annual Fund Operating Expenses	[0.34]%

(1)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2027, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers (i.e., the Adviser does not receive any management fees from the Fund as a result of its waivers). This contractual agreement may not be terminated by the Adviser without the consent of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”), except that the Adviser may terminate the agreement upon written notice to the Trust, effective as of the end of the expense limitation period ending October 28, 2027, if written notice is provided to the Trust by or before a date agreed to by the Board. Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of mid-capitalization companies and other instruments, such as derivative instruments with economic characteristics similar to securities of mid-capitalization companies, and investment companies that seek to track the performance of securities of mid-capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund defines mid-capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell Midcap® Index (as of [Date], companies with capitalizations between approximately $[XXX million] and $XX billion). The market capitalization of the companies included in the Russell Midcap® Index will change with market conditions.

While the Fund primarily invests in equity securities of mid-capitalization companies, it may also invest in securities of large and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of [Date], the Fund had significant exposure to securities of companies in the industrials and information technology sectors. Any investment companies or derivatives that provide exposure to the investments suggested by the Fund’s name or, with respect to derivatives, to one or more of the market risk factors associated with the investment focus suggested by the Fund’s name, are counted toward compliance with the Fund’s 80% investment policy.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that have been or will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers: Artisan Partners Limited Partnership (“Artisan Partners”), Boston Partners Global Investors, Inc. (“Boston Partners”), Driehaus Capital Management LLC (“Driehaus”), Los Angeles Capital Management LLC (“LA Capital”), LSV Asset Management (“LSV”), Russell Investment Management, LLC (“RIM”), Stephens Investment Management Group, LLC (“SIMG”) and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of the Sub-advisers. Below is a summary of each Sub-adviser’s principal investment strategies.

Artisan Partners’ Principal Investment Strategies

Artisan Partners’ investment team employs a fundamental investment process to construct a diversified portfolio of U.S. mid-capitalization growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The team’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in mid-capitalization companies. Boston Partners uses bottom-up fundamental analysis to make investment decisions. Boston Partners’ strategy is designed to identify companies with attractive valuations, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up stock selection.

Driehaus’ Principal Investment Strategies

Driehaus primarily invests in the equity securities of U.S. mid-capitalization companies. Investment decisions are based on Driehaus’ belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. An investment decision is also based on the evaluation by Driehaus of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. Driehaus sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations. Driehaus frequently and actively trades its portfolio securities.

LA Capital’s Principal Investment Strategies

In managing its portion of the Fund’s assets, LA Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of mid-capitalization equity securities and, through the use of statistical tools, estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Security weights are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. LA Capital also employs monitoring tools and certain additional constraints to ensure compliance with guidelines and Fund regulations. The portfolio is rebalanced periodically using the quantitative model. As economic conditions change and investor risk preferences evolve, LA Capital’s forecasts will change accordingly. LA Capital will ordinarily seek to almost fully invest its allocated portion of the Fund’s portfolio.

LSV’s Principal Investment Strategies

LSV primarily invests in mid-capitalization companies. LSV uses a bottom-up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.

RIM’s Principal Investment Strategies

Cash Equitization:

At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets.

Completion Portfolio:

At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning for the Fund.

SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of mid-capitalization companies. SIMG primarily invests in the common stock of U.S. companies, although ADRs can be purchased from time-to-time. When making its investment decisions, SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in mid-capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value-oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

●	Companies earning a positive return on capital with stable-to-improving returns;
●	Companies valued at a discount to their asset value; and
●	Companies with an attractive and sustainable dividend level.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first four risks, although the order of the risk factors does not indicate the significance of any particular risk factor. Any additional risks associated with the Fund’s non-principal investments are described in the Statement of Additional Information (“SAI”). The SAI also provides additional information about the risks associated with the Fund’s principal investments described herein.

●

Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●

Equity Securities Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●

Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices, including relevant benchmark indices, or other mutual funds with similar investment objectives. In addition, to the extent that a Sub-adviser’s investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends.

●

Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●

American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs are subject to many of the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●

Cash Equitization Risk. A portion of the Fund’s assets is managed pursuant to a cash equitization strategy. The derivatives used to equitize cash will increase or decrease in value based on the performance of the underlying markets. If the target benchmark exposures decline, the equitized cash position will also generally decline in value and may underperform returns compared to the Fund holding the cash uninvested or investing the cash in short-term cash equivalent instruments. The cash equitization strategy may not perfectly replicate the performance of the target benchmarks. Differences may arise due to instrument selection, benchmark differences, futures financing costs, roll costs, timing of cash flows, transaction costs, or imperfect proxy exposure. The cash equitization strategy depends on accurate and timely information regarding cash balances, fund flows, target exposures, and applicable guidelines. Delays, errors, or incomplete data could result in exposure levels that differ from the intended target.

●

Completion Portfolio Risk. As part of a completion portfolio strategy, RIM will seek to achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may hold securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio.

●

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●

Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●

Derivatives Risk. An investment in derivatives (such as futures contracts, currency forwards and total return swaps) may not perform as anticipated by the Adviser or the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps is also subject to counterparty risk, which is described above.

●

Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, terrorism, armed conflicts and other geopolitical events, additional or fewer government regulations, the imposition of tariffs and other restrictions on trade or economic sanctions, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets. Geopolitical or other events such as nationalization or expropriation could cause the loss of the Fund’s entire investment in one or more countries. In addition, periodic U.S. government prohibitions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

●

Growth Style Risk. Certain Sub-advisers manage their allocated portion of the Fund’s assets primarily using a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●

Investment Company and Exchange-Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●

Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●

Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●

Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●

Redemption Risk. The Fund may experience losses or realize taxable gains when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Large redemptions of the Fund’s shares may force the Fund to sell securities at times when it would not otherwise do so and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

●

Regulatory and Judicial Risk. The regulation of securities markets, transactions and portfolio companies is subject to change. Such regulatory changes and judicial actions could have a substantial adverse effect on the Fund’s performance.

●

Sector Focus Risk. Because the Fund may invest a significant portion of its assets in a particular sector of the market, the Fund may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the share price of a fund that is more broadly diversified across numerous sectors.

○

Information Technology Sector Risk. From time to time, the Fund may focus its investments in the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins, and may be subject to extensive regulatory requirements causing considerable expense and delay. In addition, information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

○

Industrials Sector Risk. From time to time, the Fund may focus its investments in the industrials sector. The industrials sector predominantly consists of the capital goods, transportation and commercial services industries. These areas of the economy can be more cyclically sensitive, given the dependence on capital expenditure company spending. For instance, in a cyclical downturn companies may decrease their planned spending on machinery, building products and electrical equipment leading industrials companies to incur losses.

●

Value Style Risk. Certain Sub-advisers manage their allocated portion of the Fund’s assets primarily using a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one, five years and ten years compared to that of a broad measure of market performance and a more narrowly based index that reflects the market sectors in which the Fund invests. Prior to October 28, 2026, the Fund’s principal investment strategy focused on small and mid-capitalization companies with growth characteristics. Performance prior to that date reflects the Fund’s prior principal investment strategy. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in an Advisory Program. See the Fund’s website www.bridgebuildermutualfunds.com/literature for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended June 30, 2020)	29.32%
Lowest (quarter ended March 31, 2020)	-20.63%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/26 to 9/30/26 was [___]%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years

Return Before Taxes	[___]%	[___]%	[___]%

Return After Taxes on Distributions	[___]%	[___]%	[___]%

Return After Taxes on Distributions and Sale of Fund Shares	[___]%	[___]%	[___]%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)[1]	[___]%	[___]%	[___]%

Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)[1]	[___]%	[___]%	[___]%

Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)[1,2]	[___]%	[___]%	[___]%
1

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell Midcap® Index measures the performance of the mid-cap growth of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 non-mega cap companies based on a combination of their market cap and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

2

Effective October 28, 2026, the Fund changed its secondary benchmark from the Russell 2500® Growth Index to the Russell Midcap® Index because the Adviser believes that the Russell Midcap® Index is more appropriate in light of the Fund’s current investment strategy.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Artisan Partners

Portfolio Managers	Position with Artisan Partners	Length of Service to the Fund
James D. Hamel, CFA	Portfolio Manager and Managing Director	Since June 2020
Matthew H. Kamm, CFA	Co-Lead Portfolio Manager and Managing Director	Since June 2020
Jason L. White, CFA	Co-Lead Portfolio Manager and Managing Director	Since June 2020
Jay C. Warner, CFA	Portfolio Manager and Managing Director	Since January 2022
Angela S. Wu	Portfolio Manager and Managing Director	Since February 2026

Boston Partners
Portfolio Managers	Position with Boston Partners	Length of Service to the Fund
Steven Pollack, CFA	Senior Portfolio Manager	Since [October 2026]
Timothy Collard	Portfolio Manager	Since [October 2026]

Driehaus
Portfolio Managers	Position with Driehaus	Length of Service to the Fund
Jeff James	Lead Portfolio Manager	Since September 2021
Michael Buck	Portfolio Manager	Since September 2021
Prakash Vijayan, CFA	Assistant Portfolio Manager	Since September 2021

LA Capital
Portfolio Managers	Position with LA Capital	Length of Service to the Fund
Daniel Arche, CFA	Director of Portfolio Strategy and Senior Portfolio Manager	Since June 2026
Daniel Allen, CFA	Chief Executive Officer and President	Since June 2026
Anthony Arefian, CFA	Senior Managing Director	Since June 2026
Edward Rackham, PhD	Chief Investment Officer	Since June 2026

LSV
Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since [October 2026]
Menno Vermeulen, CFA	Portfolio Manager, Systems Development, and Partner	Since [October 2026]
Puneet Mansharamani, CFA	Portfolio Manager and Partner	Since [October 2026]
Greg Sleight	Portfolio Manager and Partner	Since [October 2026]
Guy Lakonishok, CFA	Portfolio Manager and Partner	Since [October 2026]

RIM
Portfolio Managers	Position with RIM	Length of Service to the Fund
Brian Causey, CFA	Senior Director, Co-Head of Overlay Solutions	Since May 2026
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	Since May 2026
Evgenia Gvozdeva, PhD	Managing Director, Head of Research	Since May 2026
Christina Shockley	Director, Customized Portfolio Solutions	Since May 2026
Nick Zylkowski, CFA	Managing Director and Co-Head of Customized Portfolio Solutions	Since May 2026

SIMG
Portfolio Manager	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since August 2015

Vaughan Nelson

Portfolio Managers	Position with Vaughan Nelson	Length of Service to the Fund
Dennis G. Alff, CFA	Senior Portfolio Manager (Lead)	Since [October 2026]
Chris D. Wallis, CFA	CEO and Senior Portfolio Manager	Since [October 2026]
Sundeep Khanna, CFA	Portfolio Manager	Since [October 2026]

Purchase and Sale of Fund Shares

Fund shares are currently available to investors participating in an Advisory Program and to current and former Trustees of the Trust. Edward Jones, in its sole discretion, may determine the eligibility requirements of the Fund with respect to investors in an Advisory Program. Please discuss your eligibility to invest in the Fund with your Edward Jones financial advisor.

Advisory Program investors may purchase and sell or redeem Fund shares only from Edward Jones through an eligible Advisory Program. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as qualified dividend income, ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

SUMMARY SECTION

Bridge Builder Small Cap Fund

Investment Objective

The investment objective of Bridge Builder Small Cap Fund (the “Fund” or the “Small Cap Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees for participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program (an “Advisory Program”), which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses	[0.02]%
Acquired Fund Fees and Expenses (AFFE)(2)	[0.01]%

Total Annual Fund Operating Expenses(3)	[0.67]%
Less Waivers(1)	[0.33]%

Net Annual Fund Operating Expenses(3)	[0.34]%

(1)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2027, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers (i.e., the Adviser does not receive any management fees from the Fund as a result of its waivers). This contractual agreement may not be terminated by the Adviser without the consent of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”), except that the Adviser may terminate the agreement upon written notice to the Trust, effective as of the end of the expense limitation period ending October 28, 2027, if written notice is provided to the Trust by or before a date agreed to by the Board. Such waivers are not subject to reimbursement by the Fund.

(2)	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including exchange-traded funds.
(3)

[The Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.]

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[___]	$[___]	$[___]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [___]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes)

in the securities of small capitalization companies and other instruments, such as derivative instruments with economic characteristics similar to securities of small capitalization companies, and investment companies that seek to track the performance of securities of small capitalization companies. The Fund defines small capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 2000® Index (as of [Date], companies with capitalizations between approximately $[XX] million and $XX billion). The market capitalization of the companies included in the Russell 2000® Index will change with market conditions.

While the Fund primarily invests in equity securities of small-capitalization companies, it may also invest in securities of large and medium capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. In seeking to exceed the Fund’s benchmark index, a portion of the Fund will be managed to provide the Fund with two different sources of exposure: (a) a portfolio of U.S.-listed small capitalization equities, which is designed to gain exposure to the Fund’s benchmark index, and (b) a portfolio of fixed income securities of varying maturities, and related derivatives, principally futures contracts, forwards and swaps, managed with a view towards enhancing the Fund’s total return. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of [Date], the Fund had significant exposure to securities of companies in the financials, industrials and healthcare sectors. Any investment companies or derivatives that provide exposure to the investments suggested by the Fund’s name or, with respect to derivatives, to one or more of the market risk factors associated with the investment focus suggested by the Fund’s name, are counted toward compliance with the Fund’s 80% investment policy.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that have been or will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers: American Century Investment Management, Inc. (“American Century”), Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), Russell Investment Management, LLC (“RIM”), Silvercrest Asset Management Group LLC (“Silvercrest”) and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

American Century’s Principal Investment Strategies

Under normal market conditions, American Century will invest at least 80% of the portion of the Fund’s net assets that it manages in small capitalization companies. American Century considers small capitalization companies to include those with market capitalizations no larger than that of the largest company in the S&P Small Cap 600® Index or the Russell 2000® Index. In selecting stocks for the Fund, the portfolio managers of American Century look for equity securities of smaller companies whose stock price may not reflect the company’s value. The portfolio managers attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the portfolio managers believe more accurately reflects the value of the company.

Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, it attempts to balance the allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.

Federated MDT’s Principal Investment Strategies

Federated MDT primarily invests in the common stock of small U.S. companies. Federated MDT utilizes a small capitalization growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index. Federated MDT’s investments may include, but are not limited to, equity securities of domestic issuers and real estate investment trusts (REITs). As Federated MDT’s sector exposure approximates the Russell 2000® Growth Index, their allocated portion of the Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. Federated MDT implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Federated MDT actively trades its portfolio securities as part of implementing its investment strategy.

MFS’ Principal Investment Strategies

MFS primarily invests in securities of companies with small capitalizations. MFS focuses on investing in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). MFS normally invests across different industries and sectors, but MFS may invest a significant percentage of the portion of the Fund’s assets allocated to MFS in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

PIMCO’s Principal Investment Strategies

PIMCO seeks to exceed the total return of the [Russell 2000® Index] by gaining equity exposure to stocks together with a portfolio of Fixed Income Instruments (as defined below) and related derivatives, principally futures contracts, forwards and swaps. “Fixed Income Instruments” for purposes of PIMCO’s principal investment strategies include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO expects to use [Russell 2000® Index] derivatives in addition to or in place of investments in [Russell 2000® Index] stocks and/or equity-related underlying funds (such as exchange-traded funds) as part of an attempt to equal or exceed the daily performance of the [Russell 2000® Index]. PIMCO may seek equity exposure through any of the foregoing instruments. PIMCO typically will seek to gain notional long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to PIMCO’s allocated portion of the Fund’s net assets. [Russell 2000® Index] derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly. The remaining portion of its allocated portion of the Fund’s assets will consist primarily of Fixed Income Instruments and related derivatives. PIMCO actively manages Fixed Income Instruments and related derivatives with a view toward enhancing the Fund’s total return.

RIM’s Principal Investment Strategies

Cash Equitization:

At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets.

Completion Portfolio:

At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning for the Fund.

Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small capitalization companies. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

●	Business that results in relatively consistent longer-term earning and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●	A catalyst that will promote recognition of the company’s undervalued status.

SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of small capitalization companies. SIMG primarily invests in the common stock of U.S. companies, although ADRs can be purchased from time-to-time. When making its investment decisions, SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first [four] risks, although the order of the risk factors does not indicate the significance of any particular risk factor. Any additional risks associated with the Fund’s non-principal investments are described in the Statement of Additional Information (“SAI”). The SAI also provides additional information about the risks associated with the Fund’s principal investments described herein.

●

Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

●

Equity Securities Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●

Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices, including relevant benchmark indices, or other mutual funds with similar investment objectives. In addition, to the extent that a Sub-adviser’s investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends.

●

Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●

American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs are subject to many of the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●

Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk. Borrowers may default on the obligations that underlie asset-backed securities (“ABS”), mortgage-related securities, and mortgage-backed securities (“MBS”). During periods of rising interest rates, the Fund may be subject to extension risk and may receive principal later than it had expected, causing the Fund to experience additional volatility. During periods of falling interest rates, ABS, mortgage-related securities, and MBS may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. Collateralized mortgage obligations (“CMOs”), MBS, adjustable rate mortgage securities (“ARMs”), interest-only securities (“IOs”), principal-only securities (“POs”), and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) may result in a reduction in the value of the security. The risk of default, as described under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than for other types of MBS. The structure of some of these securities may be complex, and there may be less available information than other types of debt securities. In addition, ABS such as collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”) present credit risks that are not presented by MBS. This is because ABS generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an ABS defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security.

●

Cash Equitization Risk. A portion of the Fund’s assets is managed pursuant to a cash equitization strategy. The derivatives used to equitize cash will increase or decrease in value based on the performance of the underlying markets. If the target benchmark exposures decline, the equitized cash position will also generally decline in value and may underperform returns compared to the Fund holding the cash uninvested or investing the cash in short-term cash equivalent instruments. The cash equitization strategy may not perfectly replicate the performance of the target benchmarks. Differences may arise due to instrument selection, benchmark differences, futures financing costs, roll costs, timing of cash flows, transaction costs, or imperfect proxy exposure. The cash equitization strategy depends on accurate and timely information regarding cash balances, fund flows, target exposures, and applicable guidelines. Delays, errors, or incomplete data could result in exposure levels that differ from the intended target.

●

Completion Portfolio Risk. As part of a completion portfolio strategy, RIM will seek to achieve the Adviser’s preferred portfolio positioning for the Fund. The Fund may hold securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio.

●

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

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Credit Risk. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

●

Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

●

Derivatives Risk. An investment in derivatives (such as futures contracts, forwards and swaps) may not perform as anticipated by the Adviser or the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps and forwards is also subject to counterparty risk, which is described above.

●

Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, terrorism, armed conflicts and other geopolitical events, additional or fewer government regulations, the imposition of tariffs and other restrictions on trade or economic sanctions, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets. Geopolitical or other events such as nationalization or expropriation could cause the loss of the Fund’s entire investment in one or more countries. In addition, periodic U.S. government prohibitions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

●

Growth Style Risk. Certain Sub-advisers manage their allocated portion of the Fund’s assets primarily using a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

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High Yield Securities Risk. High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High yield securities also may be less liquid than higher quality investments. These securities may offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

●

Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates or rise because of decreases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Fluctuations in interest rates may also affect the liquidity of the fixed income securities held by the Fund. As a result, it is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. Changes in monetary policy made by central banks and/or their governments or changes in economic conditions may affect the level of interest rates, which could have sudden or unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility and reduced liquidity in the markets, which could make it more difficult for the Fund to sell its investments at a time when it may be advantageous to do so and could cause the value of the Fund’s investments to decline, potentially suddenly and significantly.

●

Investment Company and Exchange-Traded Fund (“ETF”) Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●

Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●

Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●

Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

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Prepayment and Extension Risk. When interest rates fall, issuers of higher-coupon debt obligations, as well as issuers of callable bonds, may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower-coupon debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower-coupon debt obligations.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●

Redemption Risk. The Fund may experience losses or realize taxable gains when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Large redemptions of the Fund’s shares may force the Fund to sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

●

Regulatory and Judicial Risk. The regulation of securities markets, transactions and portfolio companies is subject to change. Such regulatory changes and judicial actions could have a substantial adverse effect on the Fund’s performance.

●

Sector Focus Risk. Because the Fund may invest a significant portion of its assets in a particular sector of the market, the Fund may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the share price of a fund that is more broadly diversified across numerous sectors.

○

Financials Sector Risk. From time to time, the Fund may focus its investments in the financials sector. The financials sector can be significantly affected by changes in the interest rates, government regulation, the rate of defaults on corporate, consumer and governmental debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financials sector. For example, events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur losses.

○

Industrials Sector Risk. From time to time, the Fund may focus its investments in the industrials sector. The industrials sector predominantly consists of the capital goods, transportation and commercial services industries. These areas of the economy can be more cyclically sensitive, given the dependence on capital expenditure company spending. For instance, in a cyclical downturn companies may decrease their planned spending on machinery, building products and electrical equipment leading industrials companies to incur losses.

○

Healthcare Sector Risk. From time to time, the Fund may focus its investments in the healthcare sector. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

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U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so. From time to time, controversy or uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities (including those held by the Fund), cause the credit rating of the U.S. government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of U.S. Treasury securities and/or increase the costs of certain kinds of debt, all of which could have a material adverse impact on the Fund.

●

Value Style Risk. Certain Sub-advisers manage their allocated portion of the Fund’s assets primarily using a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one, five and ten years compared to that of a broad measure of market performance and a more narrowly based index that reflects the market sectors in which the Fund invests. Prior to October 28, 2026, the Fund’s principal investment strategy focused on small and mid-capitalization companies with value characteristics. Performance prior to that date reflects the Fund’s prior principal investment strategy. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in an Advisory Program. See the Fund’s website www.bridgebuildermutualfunds.com/literature for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended December 31, 2020)	25.39%
Lowest (quarter ended March 31, 2020)	-32.28%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/26 to 9/30/26 was [___]%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years

Return Before Taxes	[___]%	[___]%	[___]%

Return After Taxes on Distributions	[___]%	[___]%	[___]%

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years

Return After Taxes on Distributions and Sale of Fund Shares	[___]%	[___]%	[___]%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)[1]	[___]%	[___]%	[___]%

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)[1]	[___]%	[___]%	[___]%

Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)[1,2]	[___]%	[___]%	[___]%
1.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest companies based on a combination of their market cap and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book and lower forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

2.

Effective October 28, 2026, the Fund changed its secondary benchmark from the Russell 2500® Value Index to the Russell 2000® Index because the Adviser believes that the Russell 2000® Index is more appropriate in light of the Fund’s current investment strategy.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

American Century
Portfolio Managers	Position with American Century	Length of Service to the Fund
Jeff John, CFA	Vice President and Senior Portfolio Manager	Since June 2021
Ryan Cope	Portfolio Manager	Since June 2021

Eagle
Portfolio Managers	Position with Eagle	Length of Service to the Fund
Matt McGeary, CFA	Portfolio Manager	Since [October 2026]
E.G. Woods, CFA	Portfolio Manager	Since [October 2026]
Jason Wulff, CFA	Portfolio Manager	Since [October 2026]
Matthew Spitznagle, CFA	Portfolio Manager	Since [October 2026]

Federated MDT
Portfolio Managers	Position with Federated MDT	Length of Service to the Fund
Daniel J. Mahr, CFA	Head of Federated MDT and Portfolio Manager	Since [October 2026]
Damien Zhang, CFA	Head of Federated MDT Research and Portfolio Manager	Since [October 2026]
Frederick L. Konopka, CFA	Trading Manager and Portfolio Manager	Since [October 2026]
John Paul Lewicke	Research Manager and Portfolio Manager	Since [October 2026]

MFS
Portfolio Manager	Position with MFS	Length of Service to the Fund
Richard Offen	Investment Officer and Portfolio Manager	Since December 2019

PIMCO
Portfolio Managers	Position with PIMCO	Length of Service to the Fund
Jerome Schneider	Managing Director, Portfolio Manager	Since [October 2026]
Daniel Hyman	Managing Director, Portfolio Manager	Since [October 2026]
Marc Seidner	Managing Director, Chief Investment Officer Non-traditional Strategies	Since [October 2026]

RIM
Portfolio Managers	Position with RIM	Length of Service to the Fund
Brian Causey, CFA	Senior Director, Co-Head of Overlay Solutions	Since May 2026
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	Since May 2026
Evgenia Gvozdeva, PhD	Managing Director, Head of Research	Since May 2026
Christina Shockley	Director, Customized Portfolio Solutions	Since May 2026
Nick Zylkowski, CFA	Managing Director and Co-Head of Customized Portfolio Solutions	Since May 2026

Silvercrest
Portfolio Managers	Position with Silvercrest	Length of Service to the Fund
Roger W. Vogel, CFA	Managing Director and Portfolio Manager	Since Inception
Jeffrey C. Allen, CFA	Managing Director and Co-Portfolio Manager	Since August 2025
Alexander I. Waldorf, CFA	Managing Director and Co-Portfolio Manager	Since August 2025

SIMG
Portfolio Manager	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since [October 2026]

Purchase and Sale of Fund Shares

Fund shares are currently available to investors participating in an Advisory Program and to current and former Trustees of the Trust. Edward Jones, in its sole discretion, may determine the eligibility requirements of the Fund with respect to investors in an Advisory Program. Please discuss your eligibility to invest in the Fund with your Edward Jones financial advisor.

Advisory Program investors may purchase and sell or redeem Fund shares only from Edward Jones through an eligible Advisory Program. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as qualified dividend income, ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

ADDITIONAL INFORMATION REGARDING THE

FUNDS’ INVESTMENT OBJECTIVES AND STRATEGIES

BRIDGE BUILDER MID CAP FUND

Investment Objective

The Mid Cap Fund’s investment objective is to provide capital appreciation. The Mid Cap Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Mid Cap Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of mid-capitalization companies and other instruments, such as derivative instruments with economic characteristics similar to securities of mid-capitalization companies, and investment companies that seek to track the performance of securities of mid-capitalization companies. The investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Mid Cap Fund defines mid-capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell Midcap® Index (as of [Date], companies with capitalizations between approximately $[XX million] and $XX billion)]. The market capitalization of the companies included in the Russell Midcap® Index will change with market conditions.

While the Mid Cap Fund primarily invests in equity securities of mid-capitalization companies, it may also invest in securities of large and small capitalization companies. The Mid Cap Fund may invest in securities issued by U.S. and foreign entities. The Mid Cap Fund may invest in ADRs or GDRs. The Mid Cap Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Mid Cap Fund’s investment objective. The Mid Cap Fund may also invest a portion of its assets in securities of REITs, which are companies that own and/or manage real estate properties. The Mid Cap Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Mid Cap Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Fund. The Mid Cap Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of [Date], the Mid Cap Fund had significant exposure to securities of companies in the industrials and information technology sectors. Any investment companies or derivatives that provide exposure to the investments suggested by the Mid Cap Fund’s name or, with respect to derivatives, to one or more of the market risk factors associated with the investment focus suggested by the Fund’s name, are counted toward compliance with the Fund’s 80% investment policy.

The Mid Cap Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Mid Cap Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Mid Cap Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Mid Cap Fund’s losses or to create liquidity in anticipation of redemption. When the Mid Cap Fund takes temporary defensive positions, it may not achieve its investment objective.

The Mid Cap Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that have been or will be retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Mid Cap Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Mid Cap Fund’s investment portfolio.

The Adviser allocates assets of the Mid Cap Fund to the following Sub-advisers: Artisan Partners, Boston Partners, Driehaus, LA Capital, LSV, RIM, SIMG and Vaughan Nelson. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Artisan Partners’ Principal Investment Strategies

Artisan Partners’ investment team employs a fundamental investment process to construct a diversified portfolio of U.S. mid-capitalization growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The team’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

Security Selection—The team seeks to identify companies that have franchise characteristics (e.g., low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

Capital Allocation—Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.

Broad Knowledge—The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.

Boston Partners’ Principal Investment Strategies

Boston Partners primarily invests in medium capitalization companies. The strategy of Boston Partners is grounded in bottom-up fundamental analysis. Boston Partners seeks to identify companies with attractive valuations, sound business fundamentals, and improving business momentum. Boston Partners’ strategy seeks to add value through bottom-up stock selection. Boston Partners’ investment philosophy is that (1) low valuation stocks outperform high valuation stocks; (2) companies with strong fundamentals, e.g. high and sustainable returns on invested capital, outperform companies with weak fundamentals; and (3) stocks with positive business momentum, e.g. rising earnings estimates, outperform stocks with negative business momentum.

Boston Partners seeks to construct a well-diversified portfolio that consistently possesses these three characteristics; Boston Partners aims to limit downside risk, preserve capital, and maximize the power of compounding.

Driehaus’ Principal Investment Strategies

In managing its portion of the Mid Cap Fund’s assets, Driehaus uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, Driehaus invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. mid-capitalization companies. In addition, while Driehaus will invest primarily in the equity securities of U.S. mid cap companies, Driehaus may also from time to time invest up to a maximum of 20% of its allocated portion of the Fund in the equity securities of non-U.S. companies that trade in the U.S. (such as ADRs or substantially similar instruments that are based on foreign securities) or in securities of companies above or below the capitalization range of mid-capitalization companies. Driehaus may also invest in companies with limited or no operating histories. Driehaus does not employ any industry or sector focus but may from time to time have greater exposure to the securities of issuers within the same industry or sector. Driehaus frequently and actively trades its portfolio securities.

Investment decisions for Driehaus’ growth style of investing are based on Driehaus’ belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. Investment decisions are also based on the evaluation by Driehaus of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. Driehaus sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

LA Capital’s Principal Investment Strategies

In managing its portion of the Mid Cap Fund’s assets, LA Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of small and mid-capitalization equity securities and, through the use of statistical tools, estimates expected returns based on each security’s risk characteristics and the expected return to each characteristic in the current market environment. Security weights are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. LA Capital also employs monitoring tools and certain additional constraints to ensure compliance with guidelines and Fund regulations. The portfolio is rebalanced periodically using the quantitative model. As economic conditions change and investor risk preferences evolve, LA Capital’s forecasts will change accordingly. LA Capital will ordinarily seek to almost fully invest its allocated portion of the Mid Cap Fund’s portfolio.

LSV’s Principal Investment Strategies

LSV uses a deep value, bottom-up investment approach, employing fundamental and qualitative criteria to evaluate and select securities of mid-capitalization companies that it feels are trading at a substantial discount to their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.

LSV’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Mid Cap Fund in a bottom-up, contrarian value approach. The primary components of the quantitative model are:

●	traditional value measures, such as price-to-earnings, price-to-cash flow, and price-to-book ratios;
●	indicators that rank companies on long-term past performance using a combination of market indicators and fundamentals;
●	focus on short-term signs of improvement to help identify whether the market is beginning to change its assessment of an undervalued stock in a positive position; and
●	control of incremental risk relative to the benchmark index.

All such indicators are measured relative to the overall universe of mid cap companies.

RIM’s Principal Investment Strategies

Cash Equitization:

At the direction of the Adviser, RIM will expose all or a portion of the Mid Cap Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Mid Cap Fund to perform as though all or a portion of its cash were actually invested in those markets. This exposure may or may not match the Mid Cap Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Mid Cap Fund’s cash or use the cash equitization process to reduce market exposure.

Completion Portfolio:

At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Mid Cap Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Mid Cap Fund. This includes monitoring and assessment of risk using a variety of measurements. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Mid Cap Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning of the Mid Cap Fund.

SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of mid-capitalization companies. SIMG primarily invests in the common stock of U.S. companies, although ADRs can be purchased from time-to-time. SIMG believes that securities of mid-capitalization companies have the opportunity to appreciate more quickly than larger capitalization companies due to greater market inefficiencies. SIMG attributes these inefficiencies primarily to lower levels of research coverage in this area of the market.

SIMG believes that earnings growth drives stock performance. SIMG uses a disciplined, bottom-up investment selection process that combines both fundamental analysis and the use of proprietary quantitative tools and screens to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth. There are common elements in both types of stocks, such as higher forward growth rates, above-median price/earnings ratios, higher return on equity, and positive earnings revisions.

Vaughan Nelson’s Principal Investment Strategies

Vaughan Nelson primarily invests in mid-capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value-oriented investment process in constructing the Mid Cap Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

●	Companies earning a positive return on capital with stable-to-improving returns;
●	Companies valued at a discount to their asset value; and
●	Companies with an attractive and sustainable dividend level.

Vaughan Nelson employs a value-driven investment philosophy that selects stocks selling at a relatively low value based on business fundamentals, economic margin analysis, and discounted cash flow models. Vaughan Nelson selects companies that it believes are out of favor or misunderstood. Vaughan Nelson narrows its investment universe by using value-driven screens to create a research universe of companies in its desired market capitalization range. Vaughan Nelson uses fundamental analysis to construct a portfolio that, in its opinion, is made up of quality companies with the potential to provide significant increases in share price over a three-year period. Vaughan Nelson will generally sell a security when it reaches Vaughan Nelson’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions, or internal or external forces reducing future expected returns from the investment thesis.

BRIDGE BUILDER SMALL CAP FUND

Investment Objective

The Small Cap Fund’s investment objective is to provide capital appreciation. The Small Cap Fund’s investment objective is non-fundamental; that is, it can be changed by a vote of the Board alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

The Small Cap Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small capitalization companies and other instruments, such as derivative instruments with economic characteristics similar to securities of small capitalization companies, and investment companies that seek to track the performance of securities of small capitalization companies. The investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ prior notice of such change.

The Small Cap Fund defines small capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell 2000® Index (as of [Date], companies with capitalizations between approximately $[XX million] and $XX billion)]. The market capitalization of the companies included in the Russell 2000® Index will change with market conditions.

While the Small Cap Fund primarily invests in equity securities of small-capitalization companies, it may also invest in securities of large and medium capitalization companies. The Small Cap Fund may invest in securities issued by U.S. and foreign entities. The Small Cap Fund may invest in ADRs or GDRs. The Small Cap Fund may also invest in other investment companies, including other open-end or closed-end investment companies and ETFs that have characteristics that are consistent with the Small Cap Fund’s investment objective. The Small Cap Fund may also invest a portion of its assets in securities of REITs, which are companies that own and/or manage real estate properties. The Small Cap Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Small Cap Fund will employ completion portfolio strategies to seek to manage portfolio characteristics and achieve the Adviser’s preferred portfolio positioning for the Small Cap Fund. In seeking to exceed the Small Cap Fund’s benchmark index, a portion of the Fund will be managed to provide the Fund with two different sources of exposure: (a) a portfolio of U.S.-listed small capitalization equities, which is designed to gain exposure to the Fund’s benchmark index, and (b) a portfolio of fixed income securities of varying maturities, and related derivatives, principally futures contracts, forwards and swaps, managed with a view towards enhancing the Fund’s total return. The Small Cap Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of [Date], the Small Cap Fund had significant exposure to securities of companies in the financials, industrials and healthcare sectors. Any investment companies or derivatives that provide exposure to the investments suggested by the Small Cap Fund’s name or, with respect to derivatives, to one or more of the market risk factors associated with the investment focus suggested by the Fund’s name, are counted toward compliance with the Fund’s 80% investment policy.

The Small Cap Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to unusual and adverse market, economic, political, or other conditions. For example, during such a period, up to 100% of the Small Cap Fund’s assets may be invested in short-term, high-quality fixed income securities, cash, or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser or the Adviser judges that market conditions make pursuing the Small Cap Fund’s investment strategies inconsistent with the best interests of shareholders. A Sub-adviser or the Adviser may then temporarily use these alternative strategies that are mainly designed to limit the Small Cap Fund’s losses or to create liquidity in anticipation of redemptions. When the Small Cap Fund takes temporary defensive positions, it may not achieve its investment objective.

The Small Cap Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that have been or will be retained by the Adviser. Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small Cap Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Small Cap Fund’s investment portfolio.

The Adviser allocates assets of the Small Cap Fund to the following Sub-advisers: American Century, Eagle, Federated MDT, MFS, PIMCO, RIM, Silvercrest and SIMG. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

American Century’s Principal Investment Strategies

Under normal market conditions, American Century will invest at least 80% of the Small Cap Fund’s net assets in equity securities of small capitalization companies. American Century considers small capitalization companies to include those with market capitalizations no larger than that of the largest company in either the S&P Small Cap 600® Index or the Russell 2000® Index. American Century considers equity securities to include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. The portfolio managers of American Century look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the value of the company. American Century believes that companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices or may be outside the companies’ historical ranges. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

American Century’s portfolio managers may sell stocks from the Small Cap Fund’s portfolio if they believe:

●	a stock no longer meets their valuation criteria;
●	a stock’s risk parameters outweigh its return opportunity;
●	more attractive alternatives are identified; or
●	specific events alter a stock’s prospects.

Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value.

Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, Eagle attempts to balance the portfolio through sector-weight policies that provide diversification across major economic sectors.

Federated MDT’s Principal Investment Strategies

Federated MDT primarily invests in the common stock of small U.S. companies and may also invest in REITs. Federated MDT seeks to maximize compound annual return while controlling risk. Individual stocks are selected based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the relevant investment universe.

Federated MDT’s quantitative model constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Federated MDT reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

Federated MDT may sell securities for reasons including, but not limited to: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Small Cap Fund’s investment objectives, strategy, limitations and other parameters. Federated MDT selects most of its investments from companies listed in the Russell 2000® Growth Index. Because Federated MDT primarily invests in companies that are defined by reference to the Russell 2000® Growth Index, the market capitalization of companies in which Federated MDT may invest will vary with market conditions. As Federated MDT’s allocated portion of the Small Cap Fund’s sector exposure approximates the Russell 2000® Growth Index, Federated MDT’s allocated portion of the Small Cap Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. Federated MDT actively trades its portfolio securities as part of implementing its investment strategy.

MFS’ Principal Investment Strategies

MFS primarily invests in securities of companies with small capitalizations. MFS focuses on investing in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS normally invests across different industries and sectors, but MFS may invest a significant percentage of the portion of the Small Cap Fund’s assets allocated to MFS in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments. Investments are selected by MFS primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

PIMCO’s Principal Investment Strategies

PIMCO seeks to exceed the total return of the [Russell 2000® Index] by gaining equity exposure to stocks together with a portfolio of Fixed Income Instruments (as defined below) and related derivatives, principally futures contracts, forwards and swaps. “Fixed Income Instruments” for purposes of PIMCO’s principal investment strategies include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. PIMCO expects to use [Russell 2000® Index] derivatives in addition to or in place of investments in [Russell 2000® Index] stocks and/or equity-related underlying funds (such as ETFs) as part of an attempt to equal or exceed the daily performance of the [Russell 2000® Index]. PIMCO may seek equity exposure through any of the foregoing instruments. PIMCO typically will seek to gain notional long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to PIMCO’s allocated portion of the Small Cap Fund’s net assets. [Russell 2000® Index] derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly. The remaining portion of its allocated portion of the Small Cap Fund’s assets will consist primarily of Fixed Income Instruments and related derivatives. PIMCO actively manages Fixed Income Instruments and related derivatives with a view toward enhancing the Small Cap Fund’s total return.

RIM’s Principal Investment Strategies

Cash Equitization:

At the direction of the Adviser, RIM will expose all or a portion of the Small Cap Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Small Cap Fund to perform as though all or a portion of its cash were actually invested in those markets. This exposure may or may not match the Small Cap Fund’s benchmark(s) and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Small Cap Fund’s cash or use the cash equitization process to reduce market exposure.

Completion Portfolio:

At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Small Cap Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, and REITs. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Small Cap Fund. This includes monitoring and assessment of risk using a variety of measurements. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Small Cap Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning of the Small Cap Fund.

Silvercrest’s Principal Investment Strategies

Silvercrest primarily invests in small capitalization companies. Silvercrest seeks to invest in companies that it believes to be undervalued at the time of purchase. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

●	Business that results in relatively consistent longer-term earnings and cash flow growth;
●	Franchise/asset value that may make the company attractive to potential acquirers;
●	Cyclically depressed earnings and/or cash flow that has potential for improvement; or
●	A catalyst that will promote recognition of the company’s undervalued status.

SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of small capitalization companies. SIMG primarily invests in the common stock of U.S. companies, although ADRs can be purchased from time-to-time. SIMG believes that securities of small capitalization companies have the opportunity to appreciate more quickly than larger capitalization companies due to greater market inefficiencies. SIMG attributes these inefficiencies primarily to lower levels of research coverage in this area of the market.

SIMG believes that earnings growth drives stock performance. SIMG uses a disciplined, bottom-up investment selection process that combines both fundamental analysis and the use of proprietary quantitative tools and screens to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth. There are common elements in both types of stocks, such as higher forward growth rates, above-median price/earnings ratios, higher return on equity, and positive earnings revisions.

ADDITIONAL INFORMATION REGARDING

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Principal Risks of Investing in the Funds

The Funds are subject to the principal investment risks listed in the table below.

	Mid Cap Fund	Small Cap Fund

Active Management Risk	✓	✓

American Depositary Receipts or Global Depositary Receipts Risk	✓	✓

Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk		✓

Cash Equitization Risk	✓	✓

Completion Portfolio Risk	✓	✓

Counterparty Risk	✓	✓

Credit Risk		✓

Currency Risk	✓	✓

Cyber Security Risk	✓	✓

Derivatives Risk	✓	✓

Equity Securities Risk	✓	✓

Financials Sector Risk		✓

Foreign Securities Risk	✓	✓

Forward Contracts Risk	✓	✓

Futures Contracts Risk	✓	✓

Growth Style Risk	✓	✓

Healthcare Sector Risk		✓

High Yield Securities Risk		✓

Industrials Sector Risk	✓	✓

Information Technology Sector Risk	✓

Interest Rate Risk		✓

Investment Company and Exchange-Traded Fund Risk	✓	✓

Investment Strategy Risk	✓	✓

Issuer-Specific Risk	✓	✓

Larger Company Risk	✓	✓

Leverage Risk	✓	✓

Liquidity Risk	✓	✓

Market Risk	✓	✓

Multi-Manager and Multi-Style Management Risk	✓	✓

Prepayment and Extension Risk		✓

Real Estate Investment Trusts Risk	✓	✓

Redemption Risk	✓	✓

Regulatory and Judicial Risk	✓	✓

Sector Focus Risk	✓	✓

Smaller Company Risk	✓	✓

Swap Agreement Risk	✓	✓

Technology and Data Risk	✓	✓

U.S. Government Securities Risk		✓

Value Style Risk	✓	✓

The principal risks of investing in each Fund that may adversely affect such Fund’s net asset value (“NAV”) or total return have previously been summarized in the “Summary Section.” These risks are discussed in more detail below. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Management Risk. Significant portions of the Mid Cap Fund and Small Cap Fund are actively managed and each Fund’s performance therefore will reflect in part the ability of the Sub-advisers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to their active management, the Funds could underperform relevant benchmark indices, or other mutual funds with similar investment objectives. In addition, to the extent that a Sub-adviser’s investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for a Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model.

American Depositary Receipts or Global Depositary Receipts Risk. ADRs are U.S. dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets, and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Asset-Backed, Mortgage-Related, and Mortgage-Backed Securities Risk. ABS, mortgage-related securities and MBS are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related securities and ABS may decline in value, face valuation difficulties, become more volatile, and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, a Fund may be subject to increased prepayment risk, which is the risk that borrowers will increase the rate at which they prepay the principal value of mortgages and other obligations resulting in faster rates of principal repayment on MBS. In periods of rising interest rates, a Fund may be subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments of the underlying mortgages. As a result, in certain interest rate environments, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of fixed income securities. Inverse floaters, a type of mortgage-backed derivative, are fixed income securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to MBS. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive the principal but none of the interest on the underlying obligations. As a result, interest-only and principal-only securities are highly sensitive to actual or anticipated changes in prepayment rates on the underlying obligations. CMOs, IOs, POs, and inverse floaters may be more volatile and may be more sensitive to interest rate changes and prepayments than other mortgage-related securities. The risk of default, as described below under “Credit Risk,” for privately-issued and sub-prime mortgages is generally higher than other types of MBS. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

ABS in which a Fund may invest may include CLOs, CDOs and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Repayment depends largely on the cash flows generated by the assets backing the securities. ABS entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. ABS present credit risks that are not presented by mortgage-backed securities. This is because ABS generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an ABS defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Cash Equitization Risk. A portion of a Fund’s assets are managed pursuant to a cash equitization strategy. The derivatives used to equitize cash will increase or decrease in value based on the performance of the underlying markets. The strategy utilizes derivatives, including futures contracts, which may expose the Fund to risks different from, and potentially greater than, those associated with direct investments in securities. If the target benchmark exposures decline, the equitized cash position will also generally decline in value and may underperform returns compared to the Fund holding the cash uninvested or investing the cash in short-term cash equivalent instruments. The cash equitization strategy may not perfectly replicate the performance of the target benchmarks. Differences may arise due to instrument selection, benchmark differences, futures financing costs, roll costs, timing of cash flows, transaction costs, margin requirements, or imperfect proxy exposure. A Fund may be required to post margin or other collateral in connection with derivatives positions, which may increase costs and reduce assets available for investment. The cash equitization strategy depends on accurate and timely information regarding cash balances, fund flows, target exposures, and applicable guidelines. Delays, errors, or incomplete data could result in exposure levels that differ from the intended target. Market conditions, trading disruptions, reduced liquidity, position limits, or other constraints affecting derivatives markets may impair a Fund’s ability to establish, maintain, adjust, or close cash equitization positions at desired times or prices.

Completion Portfolio Risk. A Fund may seek to achieve the Adviser’s preferred portfolio positioning for the Fund by using a completion portfolio strategy. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings in order to achieve desired Fund exposures. A Fund may hold securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio.

Counterparty Risk. When a Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligations. For example, in a repurchase agreement, there exists the risk that a Fund buys a security from a seller (counterparty) that agrees to repurchase the security at an agreed upon price and time, but the counterparty later fails to repurchase the security. Even though the Fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering or disposing of the collateral.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities, repurchase agreements or other investments held by a Fund. Such defaults could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. A Fund may invest in securities that are rated in the lowest investment grade category. Such securities may exhibit speculative characteristics similar to high yield securities, and issuers of such securities may be more vulnerable to changes in economic conditions than issuers of higher grade securities.

Currency Risk. While the Funds’ net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Cyber Security Risk. A Fund and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or its service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede redemptions, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value.

Derivatives Risk. The Funds may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate, or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets, which may increase the extent of a Fund’s exposure to counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases a Fund’s potential for loss. Certain of a Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect a Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject a Fund to leverage risk, which is described below. Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance. The risks of a Fund’s use of futures contracts, swap agreements, and forward contracts are discussed in further detail below.

Equity Securities Risk. Since the Funds purchase equity securities, the Funds are subject to equity securities risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Financials Sector Risk. A Fund that focuses in the financials sector may be subject to greater risks than a portfolio without such a focus. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

The financial sector is particularly sensitive to systemic risk and contagion, meaning that one or a series of adverse events at one or a small group of financial institutions can adversely affect the broader financial sector. In particular, depository institutions, such as banks, credit unions and savings and loans companies, are susceptible to failure and can be placed into government receivership or conservatorship to be wound down and liquidated, with depositors and general creditors being unable to recover the full amount of deposits and other amounts owed to them, if at all. These or similar events at one depository institution could lead to multiple depository institution failures caused by runs on deposits based on public perception of the strength of a particular bank or the banking sector as a whole. A Fund’s holdings in securities issued by a depository institution or its holding company that is placed in receivership or conservatorship would likely be severely, if not completely, devalued.

Foreign Securities Risk. The securities of foreign issuers, including ADRs and GDRs, may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve additional risks to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. government and the U.S. economy. In addition, periodic U.S. government prohibitions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Forward Contracts Risk. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forward contracts require only a small initial investment in the form of a deposit or margin, forwards involve a high degree of leverage. Forward contracts are also subject to counterparty risk, market risk, liquidity risk, and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk, which is described below; (ii) correlation or tracking risk; (iii) liquidity risk, which is described below; and (iv) market risk, which is described below. Because futures require only a small initial investment in the form of a deposit or margin, futures involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which the futures are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Growth Style Risk. Certain Sub-advisers follow an investing style that favors growth investments when managing their allocated portion of a Fund’s assets. Such Sub-advisers may invest their allocated portion of a Fund’s assets in equity securities of companies that the applicable Sub-adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

High Yield Securities Risk. Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. Junk bonds may offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Industrials Sector Risk. A Fund with substantial holdings in the industrials sector may be subject to greater risks than a portfolio without such a focus. The industrials sector includes manufacturers and distributors of capital defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. A Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the industrials sector. The prices of the securities of companies operating in the industrials sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Information Technology Sector Risk. A Fund that focuses in the information technology sector may be subject to greater risks than a portfolio without such a focus. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Information technology companies may be subject to extensive regulatory requirements causing considerable expense and delay. Information technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk. Certain Funds invest in fixed income securities that change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a five-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%, holding other factors constant. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of an investment in the Fund. A low or negative interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Floating rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the benchmark rate chosen, frequency of reset, and reset caps or floors, among other things). Zero coupon bonds have longer durations than coupon-bearing bonds with comparable maturities and generally experience greater volatility in response to changing interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise or fall, including government and/or central bank policy and action, inflationary or deflationary pressures, supply of and demand for debt securities, and changes in general market and economic conditions. A sudden or unpredictable rise or decline in interest rates may cause volatility and reduced liquidity in the markets for money market securities, which could make it more difficult for the Fund to sell its investments at a time when it may be advantageous to do so and could cause the value of the Fund’s investments to decline, potentially suddenly and significantly.

Investment Company and Exchange-Traded Fund Risk. Investments in open-end and closed-end investment companies, including any ETFs, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. The Funds must also pay their pro rata portion of an investment company’s fees and expenses. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect each Fund’s performance. Shares of a closed-end investment company or ETF may expose the Funds to risks associated with leverage and may trade at a premium or discount to the NAV of the closed-end funds or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Additionally, large purchase or redemption activity by shareholders of an investment company might negatively affect the value of the investment company’s shares.

Investment Strategy Risk. Each Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers; there is no assurance each Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Funds may decline, and the Funds may underperform other funds with similar objectives and strategies.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s value.

Larger Company Risk. The Funds may invest in securities of large and medium capitalization companies. While large and medium cap companies have certain competitive advantages, they may be unable to respond quickly to new competitive challenges such as changes in technology or consumer preferences. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage Risk. Certain Fund transactions, such as the use of futures, forward contracts, swaps, or mortgage rolls, may give rise to a form of leverage. These transactions may expose the Funds to greater risk and increase its costs. As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder. Rule 18f-4 under the 1940 Act requires, among other things, that a Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause a Fund to be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. A Fund cannot assure that the use of leverage will result in a higher return on investment, and using leverage could result in a net loss. In addition, use of leverage by a Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage.

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable times or prices. During times of significant market or economic turmoil, usually liquid markets for certain of a Fund’s investments may experience extreme reductions in buy-side demand, which may result in values of a Fund’s portfolio securities declining significantly over short or extended periods of time. These reductions in value may occur regardless of whether there has been a change in interest rates or a change in the credit rating of the issuer of the security. Under certain adverse market or economic conditions, Fund investments previously determined to be liquid may be deemed to be illiquid, and, because of regulatory limitations on investments in illiquid securities, a Fund may not be able to make or gain the desired level of exposure to certain investments that it otherwise would.

Market Risk. Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. As a result, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

The interconnection of international markets means that events in one country or region may affect the markets in other countries and regions, increasing the likelihood that inflation, interest rates, geopolitical disputes, the imposition of tariffs and other restrictions on trade, sanctions, global demand for particular products or resources, supply chain disruptions, cyberattacks, bank failures (such as the March 2023 failures of Silicon Valley Bank and Signature Bank), government defaults, government shutdowns, wars, regional conflicts, acts of terrorism, or social or political unrest, could affect the securities market. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During a general market downturn, multiple asset classes may be negatively affected. In the case of severe market disruptions, the value of a Fund’s investments may decline, potentially suddenly and significantly. For example, certain changes in the U.S. economy, such as a decrease in imports or exports, changes in trade regulations, and/or inflation (or the expectation of inflation), may have an adverse effect on the value of a Fund’s securities. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by such countries also may lead to volatility and instability in domestic and foreign markets. Additionally, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Recent examples of global events that have impacted the securities market include pandemic risks related to an outbreak of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), the large-scale invasion of Ukraine by Russia in February 2022 and resulting responses, including economic sanctions by the U.S. and other countries against certain Russian individuals and companies and Hamas’ attack on Israel in October 2023 and the ensuing conflict in the Middle East. The impact of these and other similar events that may arise in the future may affect the financial markets in general ways that cannot necessarily be foreseen. The impact of such events may be short term or may last for an extended period of time, and in any case could result in a substantial economic downturn or recession. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. These and any related events could have a significant impact on certain sectors in which a Fund may have holdings, negatively impact a Fund’s performance and cause losses on your investment in a Fund.

Multi-Manager and Multi-Style Management Risk. Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing a Fund’s investment strategies in pursuit of its objective. To a significant extent, a Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of each Fund’s assets are managed by different Sub-advisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style. The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.

Prepayment and Extension Risk. When interest rates fall, issuers of higher-coupon debt obligations, as well as issuers of callable bonds, may pay off the debts earlier than expected (prepayment risk). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. When interest rates rise, issuers of lower-coupon debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower-coupon debt obligations.

Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Funds, shareholders will not only bear the proportionate share of the expenses of the Funds, but will also indirectly bear similar expenses of underlying REITs. The Funds may be subject to certain risks associated with the direct investments of the REITs, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations. In addition, a U.S. REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Redemption Risk. A Fund may experience losses or realize taxable gains when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Because the Funds currently are only available to participants in an Advisory Program, a reduction in the allocation of an Advisory Program’s assets to the Funds could result in one or more large redemption requests. Moreover, as a result of the requirement that a Fund satisfy redemption requests even during times of significant market or economic turmoil, a Fund may be forced to sell portfolio securities during periods of reduced liquidity when prices are rapidly declining. This may require a Fund to realize investment losses at times that a Sub-adviser believes that it would have been advisable to hold a particular investment until a more orderly sale could occur or the market recovers. These transactions could also have tax consequences for shareholders if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Regulatory and Judicial Risk. The regulation of securities markets, transactions and portfolio companies is subject to change. Such regulatory changes and judicial actions could have a substantial adverse effect on a Fund’s performance. Judicial actions may impact specific issuing entities such as in relation to bankruptcy rulings. Legislative or regulatory changes may have a broader impact to a range of municipal issuers, such as a change in tax status.

A Fund could be affected not just by regulation in the United States but also by the regulation of foreign governments. Foreign governments could impose capital or currency controls, nationalize a company or industry of which a Fund owns securities, or impose punitive taxes that could have an adverse effect on security prices. Some foreign governments impose less governmental supervision and regulation of the securities markets and participants in those markets, which could make some markets more volatile or increase the difficulty of valuing certain securities.

Sector Focus Risk. To the extent a Fund invests a relatively high percentage of its assets in the securities of companies in the same or related businesses (market sectors), the Fund will have greater exposure to the risks associated with those sectors, including the risk that the securities of companies within the sectors will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sectors. To the extent a Fund is underweight other sectors, the Fund may be unable to take advantage of progress or advances in those sectors. A fund that is more diversified across numerous sectors may perform better than a Fund if the sectors in which the Fund is overweight perform poorly or the sectors in which the Fund is underweight perform well.

Smaller Company Risk. A Fund may invest in securities of small and/or mid-capitalization companies. While these investments may provide potential for appreciation, these securities can present higher risks than investments in securities of larger companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. Additionally, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, less publicly available information may be available for smaller companies and, when available, such information may be inaccurate or incomplete.

Swap Agreement Risk. Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and counterparty risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate and are subject to market risk, which is discussed above.

Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period. Interest rate swaps can be based on various measures of interest rates, including swap rates, treasury rates and other foreign interest rates. An investment in an interest rate swap could result in losses to a Fund if the underlying asset or reference does not perform as anticipated or if the counterparty fails to meet its obligations.

Technology and Data Risk. Various technologies are used in managing each Fund, consistent with its investment objective and strategy. For example, proprietary and third-party data and systems are utilized to support decision-making for the Funds. Data imprecision, software or other technology malfunctions, cyberattacks, programming inaccuracies, and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

U.S. Government Securities Risk. Certain Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities). Certain municipal securities are either pre-refunded or escrowed-to-maturity, meaning that U.S. government obligations are placed in an escrow account with principal and interest payments from the U.S. government bonds used to secure the payment of principal and interest payments due to the holders of the municipal securities. Securities issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government sponsored organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet payment obligations in the future.

From time to time, controversy or uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities (including those held by a Fund), cause the credit rating of the U.S. government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of U.S. Treasury securities and/or increase the costs of certain kinds of debt, all of which could have a material adverse impact on the Fund. The failure, or potential failure, to increase the statutory debt ceiling could adversely affect a Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of certain kinds of debt. These events and similar events could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself.

Value Style Risk. Certain Sub-advisers follow an investing style that favors value investments when managing their allocated portion of a Fund’s assets. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Favoring stocks with a value orientation means a Fund will invest in companies whose securities are believed to be undervalued relative to their projected underlying profitability, but there can be no assurance that the shares of the companies selected for the Fund will appreciate in value. In addition, many of the stocks with a value orientation are more volatile than the general market.

PORTFOLIO HOLDINGS INFORMATION

A complete description of each Fund’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

MANAGEMENT OF THE FUNDS

Investment Adviser

Olive Street Investment Advisers, LLC (the “Adviser” or “Olive Street”), 12555 Manchester Road, St. Louis, Missouri 63131, serves as investment adviser to each Fund under an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds. Olive Street is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and was formed in Missouri in 2012. As the Adviser, Olive Street has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Board, sets each Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of each Fund’s Sub-advisers.

Advisory Fees

For its investment services, the Adviser receives the annual management fees, set forth below, calculated daily and payable monthly as a percentage of the relevant Fund’s average daily net assets.

Fund	Management Fee
Mid Cap Fund	0.64%
Small Cap Fund	0.64%

During the most recent fiscal year ended June 30, 2026, the Funds are considered to have paid Olive Street net management fees in the amount of $[___] million. Olive Street is deemed to have waived $[___] million in management fees during the most recent fiscal year ended June 30, 2026, as part of the contractual agreement to waive its management fees to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable by a Fund to the Fund’s Sub-advisers. Based on this contractual agreement to waive management fees to the extent management fees to be paid to the Adviser exceed the sub-advisory fees, the annual management fee paid to the Adviser during the most recent fiscal year ended June 30, 2026, was 0.00% of average daily net assets of each Fund. For avoidance of doubt, management fees waived pursuant to this agreement are not subject to reimbursement by the Funds.

Pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has also contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) through at least October 28, 2027 to the extent necessary to limit total annual Fund operating expenses after fee waivers and/or expense reimbursement to the amount set below as a percentage of the relevant Fund’s average daily net assets.

Fund	Expense Cap
Mid Cap Fund	0.73%
Small Cap Fund	0.73%

Any fee reductions or expense payments made by the Adviser pursuant to the operating expense limitation agreement are subject to reimbursement by a Fund, if requested by the Adviser, in the thirty six (36) month period following such fee waiver and/or expense payment, if the aggregate amount actually paid by a Fund toward aggregate operating expenses, as accrued each month (taking into account the reimbursements) does not exceed the Fund’s expense cap accrued for such month (i) at the time of the fee waiver and/or expense payment and (ii) at the time of the reimbursement. A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

A discussion regarding the Board’s considerations in connection with the approval of the Advisory Agreement for the Funds is available in the Funds’ Form N-CSR filing with the SEC, which covers the period from July 1, 2025 to June 30, 2026.

Fund Expenses

In addition to the management fees discussed above, each Fund incurs other expenses such as custody and transfer agency fees and interest expense.

Sub-adviser Evaluation

The Adviser is responsible for hiring, terminating, and replacing Sub-advisers, subject to the Board’s oversight. Before hiring a Sub-adviser, Olive Street performs due diligence on the Sub-adviser, including (but not limited to), quantitative and qualitative analysis of the Sub-adviser’s investment process, risk management, and historical performance. It is Olive Street’s goal to hire Sub-advisers who it believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. Olive Street selects Sub-advisers who it believes will be able to add value through security selection or allocations to securities, markets, or strategies. Olive Street is responsible for the general overall supervision of the Sub-advisers along with allocating a Fund’s assets among the Sub-advisers and rebalancing a Fund’s portfolio as necessary from time to time.

More on Multi-Style Management. The Funds feature multiple Sub-advisers chosen to complement each other’s specific style of investing. The investment methods used by the Sub-advisers in selecting securities and other investments for the Funds vary. The allocation of a Fund’s portfolio managed by one Sub-adviser will, under normal circumstances, differ from the allocations managed by the other Sub-advisers of the Fund with respect to, among other things, portfolio composition, turnover, issuer capitalization, and issuer financials. Because selections are made independently by each Sub-adviser, it is possible that one or more Sub-advisers could purchase the same security or that several Sub-advisers may simultaneously favor the same industry or sector.

The Adviser is responsible for establishing the target allocation of each Fund’s assets to each Sub-adviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the Sub-advisers of a Fund. The Adviser is also responsible for periodically reallocating the portfolio among the Sub-advisers, the timing and degree of which will be determined by the Adviser at its discretion. Each Sub-adviser independently selects the brokers and dealers to execute transactions for the allocation of the Fund being managed by that Sub-adviser.

At times, allocation adjustments among Sub-advisers may be considered tactical with over- or under-allocations to certain Sub-advisers based on the Adviser’s assessment of the risk and return potential of each Sub-adviser’s strategy. Sub-adviser allocations are also influenced by each Sub-adviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the Sub-advisers in other accounts that the Adviser believes to be similar to those that will be used for a Fund. In the event a Sub-adviser ceases to manage an allocation of a Fund’s portfolio, the Adviser will select a replacement Sub-adviser or allocate the assets among the remaining Sub-advisers. The securities that were held in the departing Sub-adviser’s allocation of the Fund’s portfolio may be allocated to and retained by another Sub-adviser of the Fund or will be liquidated, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. The Adviser may also add additional Sub-advisers in order to increase a Fund’s diversification or capacity or as otherwise determined by the Adviser to be in the best interests of the Fund.

The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser to act as the manager of managers of the Funds and be responsible for the investment performance of the Funds, since it will allocate the Funds’ assets to the Sub-advisers and recommend hiring or changing Sub-advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment management fees paid by the Funds to be increased or to materially change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

Multi-Manager Exemptive Orders. As referenced above, the Trust and the Adviser have obtained an exemptive order from the SEC, which permits the Adviser, subject to certain conditions, to select new Sub-advisers with the approval of the Board but without obtaining shareholder approval. The order also permits the Adviser to change the terms of agreements with the Sub-advisers and to continue the employment of a Sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits the Funds to disclose Sub-advisers’ fees only in the aggregate in the SAI. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of retaining a new Sub-adviser, shareholders of the affected Fund(s) will receive notification of any such change. In accordance with a separate exemptive order that the Trust and the Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Sub-advisers and Portfolio Managers

The Adviser and the Trust, on behalf of the Funds, have entered into a sub-advisory agreement with each Sub-adviser (each, a “Sub-advisory Agreement”). For the services provided pursuant to its Sub-advisory Agreement, each Sub-adviser receives an annual fee directly from each Fund it serves. For the purposes of determining compensation under the Advisory Agreement, each Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount equal to any payment made pursuant to the Sub-advisory Agreements. As stated above, the Adviser has contractually agreed to waive its management fees for each Fund to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable to the Fund’s Sub-advisers. Each Sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser monitors and evaluates Sub-adviser performance, oversees the Sub-advisers for compliance with the Funds’ investment objectives, policies, strategies, and restrictions, and monitors each Sub-adviser’s adherence to its investment style. The Board oversees the Adviser and the Sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination, and replacement of Sub-advisers recommended by the Adviser.

A discussion regarding the Board’s considerations in connection with the approvals of the Sub-advisory Agreements for the Funds, except as set forth below, is available in the Funds’ reports filed on Form N-CSR, which covers the period from July 1, 2025 to June 30, 2026.

A discussion regarding the Board’s considerations in connection with the approval of the Sub-advisory Agreement with Federated MDT, with respect to the Mid Cap Fund, is available in the Fund’s reports filed on Form N-CSRS, which covers the period from July 1, 2025 to December 31, 2025.

A discussion regarding the Board’s considerations in connection with the approval of the Sub-advisory Agreement with LA Capital, with respect to the Mid Cap Fund, is available in the Fund’s reports filed on Form N-CSR, which covers the period from July 1, 2025 to June 30, 2026.

A discussion regarding the Board’s considerations in connection with the approval of the Sub-advisory Agreements with Boston Partners, LSV and Vaughan Nelson, with respect to the Mid Cap Fund, and Eagle, Federated MDT and PIMCO and SIMG, with respect to the Small Cap Fund, will be available in the Fund’s reports filed on [Form N-CSRS, which covers the period from July 1, 2026 to December 31, 2026].

The following provides additional information about each Sub-adviser and the portfolio managers who are responsible for the day-to-day management of each Sub-adviser’s allocated portion of a Fund. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Funds.

Mid Cap Fund

Artisan Partners

Artisan Partners, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Mid Cap Fund. Artisan Partners is registered as an investment adviser with the SEC and was founded in March 2009 and succeeded the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. As of June 30, 2026, Artisan Partners had total assets under management of approximately $[___] billion, of which $[___] billion are regulatory assets under management and $[___] million are assets for which Artisan Partners provides investment models to managed account sponsors (reported on a one-month lag).

Portfolio Managers:

James D. Hamel, CFA, Matthew H. Kamm, CFA, and Jason White, CFA, have been portfolio managers of the Mid Cap Fund since June 2020. Jay C. Warner, CFA has been a portfolio manager of the Mid Cap Fund since January 2022. Angela S. Wu has been a portfolio manager of the Mid Cap Fund since February 2026.

Mr. Hamel, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in 1997 as an analyst. He became a Portfolio Manager for Artisan Partners in 2006 and an Associate Portfolio Manager in 2001. Mr. Hamel holds a B.S. in Finance from the University of Minnesota – Minneapolis.

Mr. Kamm, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in 2003 as an analyst. Prior to becoming a Co-Lead Portfolio Manager for Artisan Partners in 2025, Mr. Kamm had been a Lead Portfolio Manager since 2013, a Portfolio Manager for Artisan Partners since 2012 and an Associate Portfolio Manager since 2010. Mr. Kamm holds a B.A. in Public Policy from Duke University and an M.B.A. in Finance and Operations Management from New York University.

Mr. White, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in 2000 as an analyst. He became Co-Lead Portfolio Manager for Artisan Partners in 2025. Mr. White had been a Portfolio Manager since 2016 and an Associate Portfolio Manager in 2011. Mr. White holds a B.S. in History from the United States Naval Academy.

Mr. Warner, CFA, is a Managing Director of Artisan Partners. He joined Artisan Partners in 2003 as an analyst. He became a Portfolio Manager for Artisan Partners in 2022 and Associate Portfolio Manager in 2019. Mr. Warner holds a B.B.A. in accounting and an M.S. in finance, investment and banking from the University of Wisconsin-Madison. Mr. Warner was a Certified Public Accountant.

Ms. Wu is a Managing Director of Artisan Partners. She joined Artisan Partners in 2022 as an analyst. She became a Portfolio Manager for Artisan Partners in 2026 and Associate Portfolio Manager in 2025. Prior to joining Artisan Partners, she was head of corporate strategy with Snap Inc. (Snapchat) from 2017 until 2022. Ms. Wu holds a bachelor’s degree in economics and history from Yale University.

Boston Partners

Boston Partners, One Beacon Street, 30th Floor, Boston, MA 02108, serves as a Sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Mid Cap Fund. Boston Partners is an autonomous subsidiary of ORIX Corporation, a financial services holding company based in Japan. Boston Partners is registered as an investment adviser with the SEC and was founded in 1995. As of June 30, 2026, Boston Partners had assets under management of approximately $[___] billion.

Portfolio Managers:

Steve Pollack, CFA, and Timothy Collard have been portfolio managers of the Mid Cap Fund since [October] 2026.

Mr. Pollack has been a portfolio manager at Boston Partners since 2005. Before joining Boston Partners, he spent 12 years as an equity portfolio manager at Hughes Investments. Mr. Pollack has been in the investment industry since 1990.

Mr. Collard is a portfolio manager for the Boston Partners Mid Cap Value Equity product. He began his investment career in 2004 and joined Boston Partners in 2018 as an equity analyst.

Driehaus

Driehaus, 25 East Erie Street, Chicago, IL 60611, serves as a Sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Mid Cap Fund. Driehaus is registered as an investment adviser with the SEC and was founded in 1982. As of June 30, 2026, Driehaus had approximately $[___] billion in assets under management.

Portfolio Managers:

Jeff James, Michael Buck, and Prakash Vijayan, CFA, have been portfolio managers of the Mid Cap Fund since September 2021.

Mr. James, Lead Portfolio Manager, joined Driehaus in March 1997. He has held portfolio management responsibilities for the investment strategy used to manage the portion of the Mid Cap Fund’s assets allocated to Driehaus since July 2026 and has over 20 years of portfolio management experience at Driehaus. He is also a Portfolio Manager for other Driehaus strategies. Mr. James received his B.S. in finance from Indiana University in 1990 and his M.B.A. from DePaul University in 1995.

Mr. Buck, Portfolio Manager, joined Driehaus in February 2002. He has held portfolio management responsibilities for the investment strategy used to manage the portion of the Mid Cap Fund’s assets allocated to Driehaus since July 2026 and has over 10 years of portfolio management experience at Driehaus. He is also a Portfolio Manager for other Driehaus strategies. Mr. Buck received his B.A. and B.M. in economics and cello performance from Northwestern University in 2000.

Mr. Vijayan, CFA, Assistant Portfolio Manager, joined Driehaus in November 2010. He has held assistant portfolio management responsibilities for the investment strategy used to manage the portion of the Mid Cap Fund’s assets allocated to Driehaus since July 2026 and has over 5 years of portfolio management experience at Driehaus. He is also an Assistant Portfolio Manager for other Driehaus strategies. Mr. Vijayan received his Bachelors of Technology degree in mechanical engineering from Indian Institute of Technology in 2003 and a Masters of Science in mechanical engineering from Arizona State University in 2005. Mr. Vijayan is a CFA charterholder.

LA Capital

LA Capital, 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, serves as a Sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Mid Cap Fund. LA Capital is registered as an investment adviser with the SEC and was founded in 2002. As of June 30, 2026, LA Capital had assets under management of approximately $[___] billion.

Portfolio Managers:

Daniel Arche, CFA, Daniel Allen, CFA, Anthony Arefian, CFA, and Edward Rackham, PhD, have been portfolio managers of the Mid Cap Fund since June 2026.

Mr. Arche, CFA, is the Director of Portfolio Strategy and a Senior Portfolio Manager of LA Capital. He joined LA Capital in 2007 as an Analyst. He became a Portfolio Manager in 2010 and a Senior Portfolio Manager in 2020. Mr. Arche holds a B.A. from the University of Southern California.

Mr. Allen, CFA, is the Chief Executive Officer and President of LA Capital. He joined LA Capital in 2009 as the Director of Global Equities. He became Director of Global Equities and a Senior Portfolio Manager in 2016 and President and a Senior Portfolio Manager in 2017. Mr. Allen holds a BBA from Pacific Lutheran University and an MBA from the University of Chicago Booth School of Business.

Mr. Arefian, CFA, is a Senior Managing Director of LA Capital. He joined LA Capital in 2010 as an Associate. He became an Associate Director in 2014 and a Director in 2022. Mr. Arefian holds a BS from the University of Southern California and an MBA from the UCLA Anderson School of Management.

Dr. Rackham, PhD, is the Chief Investment Officer of LA Capital. He joined LA Capital in 2011 as the Director of Risk Management. He became the Co-Director of Research in 2016 and Co-Chief Investment Officer in 2022. Dr. Rackham holds an MChem from the University of Oxford and a PhD from the University of Oxford.

LSV

LSV, 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Mid Cap Fund. LSV is registered as an investment adviser with the SEC. As of June 30, 2026, LSV had assets under management of approximately $[___] billion.

Portfolio Managers:

Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, and Guy Lakonishok, CFA, have been portfolio managers of the Mid Cap Fund since [October] 2026.

Dr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager for LSV since its founding in 1994. He has been in the investment industry since 1978.

Mr. Vermeulen, CFA, has served as a Portfolio Manager of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has previously served as a Senior Quantitative Analyst. Mr. Vermeulen has been in the investment industry since 1993.

Mr. Mansharamani, CFA, has served as a Partner and Portfolio Manager since 2006 and had previously served as a Senior Quantitative Analyst upon joining LSV in 2000.

Mr. Sleight has served as a Partner since 2012 and Portfolio Manager since 2014 and previously served as a Quantitative Analyst upon joining LSV in 2006.

Mr. Guy Lakonishok, CFA, has served as a Partner since 2013 and Portfolio Manager since 2014 and previously served as a Quantitative Analyst upon joining LSV in 2009. He has been in the investment industry since 2002.

RIM

RIM, 401 Union Street, 18th Floor, Seattle, WA 98101, serves as a Sub-adviser to a portion of the assets of the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Mid Cap Fund. RIM is registered as an investment adviser with the SEC and was founded in 1982. As of June 30, 2026, RIM had assets under management of approximately $[___] billion.

Portfolio Managers:

Brian Causey, CFA, Jeremy Field, Evgenia Gvozdeva, PhD, Christina Shockley, and Nick Zylkowski, CFA, have been portfolio managers of the Mid Cap Fund since May 2026.

Mr. Causey, CFA, has served as a Senior Director, Co-Head of Overlay Solutions since March 2026. In this role, he leads a global team of portfolio managers and investment professionals delivering customized investment and implementation solutions, including strategies such as cash securitization, synthetic rebalancing, currency hedging, liquidity management, liability-driven investing, portable alpha, downside protection, and client-directed hedges. Prior to his current role, Mr. Causey was a Senior Director on the Overlay Services team from March 2025 to February 2026 and Director on the Overlay Services team from March 2018 to February 2025, with oversight of the U.S. overlay services portfolio management team. He first joined RIM in 2004.

Mr. Field has served as a Senior Portfolio Manager, Customized Portfolio Solutions, Equity since March 2022. In this role, he is responsible for portfolio implementation, performance analytics, investment strategy development, and building investment and operational infrastructure to support the evolving needs of both internal and external clients. Prior to his current role, Mr. Field was a Portfolio Manager from March 2017 to February 2022. He first joined RIM in April 2006.

Ms. Gvozdeva, PhD has served as a Managing Director, Head of Research since December 2023. Ms. Gvozdeva oversees all research activities, including investment manager research, quantitative research and development, investment strategy, investment practice, and investment analytics. She has held a variety of senior research and portfolio strategy roles, with a focus on multi-asset solutions, tax management, ESG customized cash overlays, and factor-based equity strategies. Prior to her current role, Ms. Gvozdeva was Managing Director, Research & Development from March 2023 to December 2023, Senior Director, Research & Development from March 2022 to February 2023, and Director, Research & Development from April 2019 to February 2022. She first joined RIM in 2009.

Ms. Shockley has served as a Director, Customized Portfolio Solutions since March 2026. In this role, she focuses on designing and delivering customized investment and implementation solutions such as cash securitization, synthetic rebalancing, liquidity management, liability-driven investing, currency overlays, and portable alpha. Prior to her current role, Ms. Shockley was Senior Portfolio Manager, Customized Portfolio Solutions, Overlay Services from March 2023 to February 2026 and Portfolio Manager, Overlay Services from October 2017 to February 2023. She first joined RIM in 2008.

Mr. Zylkowski, CFA, has served as a Managing Director and Co-Head of Customized Portfolio Solutions since March 2024. In this role, he leads a global team of portfolio managers and investment professionals focused on delivering customized investment and implementation solutions to the firm’s global client base. Prior to his current role, Mr. Zylkowski served as the Senior Director, Co-Head of Customized Portfolio Solutions from August 2023 to February 2024 and as Director, Proprietary Strategies from March 2020 to July 2023. He first joined RIM in 2005.

SIMG

SIMG, 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, serves as a Sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Mid Cap Fund. SIMG is registered as an investment adviser with the SEC and was founded in 2005. As of June 30, 2026, SIMG had assets under management of approximately $[___] billion.

Portfolio Manager:

Ryan Crane, CFA, has been portfolio manager of the Mid Cap Fund since August 2015. Mr. Crane is Chief Investment Officer of SIMG and has served as the Lead Portfolio Manager for all of SIMG’s strategies since inception in 2004. Mr. Crane initially managed strategies on behalf of Stephens Inc. before SIMG was established as a separate entity in 2005. Before joining SIMG, Mr. Crane had been at AIM Capital Management since 1994, where he was a Senior Portfolio Manager and the team leader for the small/mid-cap growth complex.

Vaughan Nelson

Vaughan Nelson, 600 Travis Street, Suite 3800, Houston, Texas 77002, serves as a Sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Mid Cap Fund. Vaughan Nelson is registered as an investment adviser with the SEC and was founded in 1970. As of June 30, 2026, Vaughan Nelson had assets under management of approximately $[___] billion.

Portfolio Managers:

Dennis G. Alff, CFA, Chris D. Wallis, CFA, and Sundeep Khanna, CFA, have been portfolio managers of the Mid Cap Fund since [October] 2026.

Mr. Alff has been a Senior Portfolio Manager at Vaughan Nelson since 2006. He has been in the investment industry since 1997. Mr. Alff has also served as Vice President, Credit Arbitrage and Asset Investments at Koch Capital Markets and Project Leader at The Boston Consulting Group.

Mr. Wallis has been Chief Executive Officer and Chief Investment Officer at Vaughan Nelson since 1999. He has been in the investment industry since 1992. Prior to joining Vaughan Nelson, he was an Associate at Simmons & Company International and a Manager at Coopers & Lybrand, LLP.

Mr. Khanna has been a Vice President at Vaughan Nelson since 2020. He has been in the investment industry since 2005. Prior to joining Vaughan Nelson, Mr. Khanna was a portfolio manager at Carlson Capital from 2013 to 2019. He also served as an investment banking analyst at Citigroup from 2005 to 2007.

Small Cap Fund

American Century

American Century serves as a Sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Small Cap Fund. American Century is registered as an investment adviser with the SEC and is a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”), a privately held corporation. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. American Century and ACC are located at 4500 Main Street, Kansas City, Missouri 64111, and SIMR is located at 1000 E. 50th Street, Kansas City, Missouri 64110. As of June 30, 2026, assets under management were approximately $[___] billion.

Portfolio Managers:

Jeff John, CFA, and Ryan Cope, CFA, have been portfolio managers of the Small Cap Fund since June 2021.

Mr. John is a Vice President and Senior Portfolio Manager at American Century. He joined American Century in 2008 as an Analyst and became a Portfolio Manager in 2012. He has a bachelor of science degree in business from the University of Colorado in Boulder and an MBA in finance and accounting from Vanderbilt University, Owen Graduate School of Management. He is a CFA charterholder.

Mr. Cope is a Portfolio Manager at American Century. He joined American Century in 2009 and became a Portfolio Research Analyst in 2010, an Investment Analyst in 2012, and a Portfolio Manager in April 2020. Mr. Cope has a bachelor’s degree in business administration from Truman State University and an MBA from Kansas State University. He is a CFA charterholder.

Eagle

Eagle, 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as a Sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Small Cap Fund. Eagle is registered as an investment adviser with the SEC and was founded in 1984. As of June 30, 2026, Eagle had assets under management of approximately $[___] billion.

Portfolio Managers:

Matt McGeary, CFA, E.G. Woods, CFA, Jason Wulff, CFA, and Matthew Spitznagle, CFA, have been portfolio managers of the Small Cap Fund since [October] 2026.

Mr. McGeary has been a Portfolio Manager with Eagle since 2012. He was a Portfolio Manager at Sentinel Investments from 2011 to 2012.

Mr. Woods has been a Portfolio Manager with Eagle since 2020. He was a Portfolio Manager at Taylor, Cottril, Erickson & Associates from 2018-2019 and a Senior Equity Analyst at Sentinel Investments from 2013-2018.

Mr. Wulff has been a Portfolio Manager with Eagle since 2015. He was a Portfolio Manager at Sentinel Investments from 2007-2015.

Mr. Spitznagle has been a Portfolio Manager with Eagle since 2012. He was a Portfolio Manager with Sentinel Investments from 2005-2012.

Federated MDT

Federated MDT, 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110, serves as a Sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Small Cap Fund. Federated MDT is registered as an investment adviser with the SEC and was founded in 1997. As of June 30, 2026, Federated MDT had assets under management of approximately $[___] billion.

Portfolio Managers:

Daniel J. Mahr, CFA, Damien Zhang, CFA, Frederick L. Konopka, CFA, and John Paul Lewicke have been portfolio managers of the Small Cap Fund since [October] 2026.

Daniel J. Mahr, CFA, joined Federated MDT’s Investment Team in 2002 and has been a portfolio manager since August 2008. As Head of Federated MDT, he is responsible for overseeing the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University.

Damien Zhang, CFA, joined Federated MDT’s Investment Team in 2009 and has been a portfolio manager since August 2018. As Head of Federated MDT Research, he is responsible for day-to-day management of the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B. in Economics from Princeton University.

Frederick L. Konopka, CFA, joined Federated MDT’s Investment Team in 1997 and has been a portfolio manager since August 2008. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the investment model including trading impact evaluation and implementation. He received his A.B. in Mathematics from Dartmouth College and his M.S. with a concentration in Information Technology and Finance from the MIT Sloan School of Management.

John Paul Lewicke joined Federated MDT’s Investment Team in 2007 and has been a portfolio manager since September 2014. As Research Manager, he is responsible for the ongoing evaluation and enhancement of the investment model, including software code design and development. He received his A.B. in Mathematics and Computer Science from Dartmouth College.

MFS

MFS, 111 Huntington Avenue, Boston, Massachusetts, 02199, serves as a Sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Small Cap Fund. MFS is registered as an investment adviser with the SEC. MFS and its predecessor organizations have a history of money management dating back to 1924. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of June 30, 2026, MFS had assets under management of approximately $[___] billion.

Portfolio Manager:

Richard Offen has been a portfolio manager of the Small Cap Fund since December 2019. He serves as Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2011.

PIMCO

PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660, serves as a Sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Small Cap Fund. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. As of June 30, 2026, PIMCO had assets under management of approximately $[___].

Portfolio Managers:

Jerome Schneider, Daniel Hyman, and Marc Seidner have been portfolio managers of the Small Cap Fund since [October] 2026.

Mr. Schneider is a Managing Director of PIMCO. Mr. Schneider joined PIMCO in 2008 as a portfolio manager and finance specialist. Since 2011, he has served as the head of the short-term and funding desk. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider has investment experience since 1995 and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.

Mr. Hyman is a Managing Director of PIMCO. Mr. Hyman is a portfolio manager and leads the agency mortgage portfolio management team in the Newport Beach office. He is also a senior portfolio manager on the StocksPLUS, Total Return, and Low Duration teams. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has investment experience since 2003 and holds an undergraduate degree from Lehigh University.

Mr. Seidner is CIO Non-traditional Strategies and a Managing Director of PIMCO. Mr. Seidner is a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO Managing Director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has investment experience since 1987 and holds an undergraduate degree in economics from Boston College.

RIM

RIM, 401 Union Street, 18th Floor, Seattle, WA 98101, serves as a Sub-adviser to a portion of the assets of the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Small Cap Fund. RIM is registered as an investment adviser with the SEC and was founded in 1982. As of June 30, 2026, RIM had assets under management of approximately $[___] billion.

Portfolio Managers:

Brian Causey, CFA, Jeremy Field, Evgenia Gvozdeva, PhD, Christina Shockley, and Nick Zylkowski, CFA, have been portfolio managers of the Small Cap Fund since May 2026.

Mr. Causey, CFA, has served as a Senior Director, Co-Head of Overlay Solutions since March 2026. In this role, he leads a global team of portfolio managers and investment professionals delivering customized investment and implementation solutions, including strategies such as cash securitization, synthetic rebalancing, currency hedging, liquidity management, liability-driven investing, portable alpha, downside protection, and client-directed hedges. Prior to his current role, Mr. Causey was a Senior Director on the Overlay Services team from March 2025 to February 2026 and Director on the Overlay Services team from March 2018 to February 2025, with oversight of the U.S. overlay services portfolio management team. He first joined RIM in 2004.

Mr. Field has served as a Senior Portfolio Manager, Customized Portfolio Solutions, Equity since March 2022. In this role, he is responsible for portfolio implementation, performance analytics, investment strategy development, and building investment and operational infrastructure to support the evolving needs of both internal and external clients. Prior to his current role, Mr. Field was a Portfolio Manager from March 2017 to February 2022. He first joined RIM in April 2006.

Ms. Gvozdeva, PhD has served as a Managing Director, Head of Research since December 2023. Ms. Gvozdeva oversees all research activities, including investment manager research, quantitative research and development, investment strategy, investment practice, and investment analytics. She has held a variety of senior research and portfolio strategy roles, with a focus on multi-asset solutions, tax management, ESG customized cash overlays, and factor-based equity strategies. Prior to her current role, Ms. Gvozdeva was Managing Director, Research & Development from March 2023 to December 2023, Senior Director, Research & Development from March 2022 to February 2023, and Director, Research & Development from April 2019 to February 2022. She first joined RIM in 2009.

Ms. Shockley has served as a Director, Customized Portfolio Solutions since March 2026. In this role, she focuses on designing and delivering customized investment and implementation solutions such as cash securitization, synthetic rebalancing, liquidity management, liability-driven investing, currency overlays, and portable alpha. Prior to her current role, Ms. Shockley was Senior Portfolio Manager, Customized Portfolio Solutions, Overlay Services from March 2023 to February 2026 and Portfolio Manager, Overlay Services from October 2017 to February 2023. She first joined RIM in 2008.

Mr. Zylkowski, CFA, has served as a Managing Director and Co-Head of Customized Portfolio Solutions since March 2024. In this role, he leads a global team of portfolio managers and investment professionals focused on delivering customized investment and implementation solutions to the firm’s global client base. Prior to his current role, Mr. Zylkowski served as the Senior Director, Co-Head of Customized Portfolio Solutions from August 2023 to February 2024 and as Director, Proprietary Strategies from March 2020 to July 2023. He first joined RIM in 2005.

Silvercrest

Silvercrest, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019, serves as a Sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Small Cap Fund. Silvercrest is registered as an investment adviser with the SEC and was founded in 2002. As of June 30, 2026, Silvercrest had assets under management of approximately $[___] billion.

Portfolio Managers:

Roger W. Vogel, CFA, has been a portfolio manager of the Small Cap Fund since its inception. Jeffrey C. Allen, CFA, and Alexander I. Waldorf, CFA, have been portfolio managers of the Small Cap Fund since August 2025.

Mr. Vogel is a Managing Director and lead portfolio manager at Silvercrest. Prior to joining Silvercrest in 2002, he was Managing Director at Credit Suisse Asset Management, where he co-managed both small cap and large cap portfolios.

Mr. Allen is a Managing Director and portfolio manager at Silvercrest. Prior to joining Silvercrest in 2002, he was a Vice President at Credit Suisse Asset Management, where he was a generalist equity analyst for the small cap portfolios.

Mr. Waldorf is a Managing Director and portfolio manager at Silvercrest. Prior to joining Silvercrest in 2013, he was a generalist investment analyst at Ascend Capital, a long-short equity hedge fund.

SIMG

SIMG, 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, serves as a Sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Small Cap Fund. SIMG is registered as an investment adviser with the SEC and was founded in 2005. As of June 30, 2026, SIMG had assets under management of approximately $[___] billion.

Portfolio Manager:

Ryan Crane, CFA, has been portfolio manager of the Mid Cap Fund since [October] 2026. Mr. Crane is Chief Investment Officer of SIMG and has served as the Lead Portfolio Manager for all of SIMG’s strategies since inception in 2004. Mr. Crane initially managed strategies on behalf of Stephens Inc. before SIMG was established as a separate entity in 2005. Before joining SIMG, Mr. Crane had been at AIM Capital Management since 1994, where he was a Senior Portfolio Manager and the team leader for the small/mid-cap growth complex.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Each Fund sells its shares at NAV. NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding ((assets – liabilities) / number of shares = NAV). NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

The value of the portfolio securities held by each Fund is determined pursuant to the Adviser’s valuation policy and procedures. The Adviser has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act.

When valuing portfolio securities, each Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (as defined by Rule 2a-5) at market value, which is generally determined, other than for securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”), at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded. Each Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. A security’s valuation is considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that a Fund may access on the measurement date. A quotation is not considered readily available if it is not reliable as determined by the Adviser. If a quotation is deemed to be unreliable or is not a quoted price in an active market, the fair value of the security shall be determined by the Adviser as set forth in the Adviser’s valuation policy and procedures, as discussed below under “Fair Value Pricing.”

If a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Fair Value Pricing

If readily available market quotations are unavailable or deemed unreliable for a Fund’s investments, such as in the case of a security value that has been materially affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, such investments will be valued at fair value. The Board has designated the Adviser as the valuation designee of the Funds to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has adopted, and the Board has approved, policies and procedures that allow for the use of fair value pricing in appropriate circumstances, and it has established a Valuation Committee to assist the Adviser in making fair value determinations.

Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While the Funds’ use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Adviser cannot guarantee that any fair value price will, in fact, approximate the amount a Fund would realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Adviser may adjust its fair valuation procedures.

When valuing fixed income securities, the Adviser may use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. For certain fixed income securities with remaining maturities of 60 days or less, the Adviser may use the security’s amortized cost under certain circumstances. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

For foreign securities traded on foreign exchanges, the Adviser has selected ICE Data Services (“ICE”) to provide pricing and fair value adjustment data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Fund securities traded on those foreign exchanges. In providing pricing data, ICE provides the Funds a confidence level for each security for which it provides a price. The confidence level is a measure of the historical relationship that each foreign exchange-traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. The Adviser uses the ICE-provided confidence level in determining whether to use the ICE-provided prices. If the ICE-provided confidence level is at or above a certain threshold, as determined by the Adviser’s Valuation Committee from time to time, the Adviser will value the particular security at that price. If the ICE provided confidence level falls below the threshold, the particular security will be valued at the closing price on its respective foreign exchange.

How to Buy Shares

Fund shares are currently available to investors participating in an Advisory Program, and to current and former Trustees of the Trust. Edward Jones, in its sole discretion, may determine the eligibility requirements of a Fund with respect to investors in an Advisory Program. Please discuss your eligibility to invest in a Fund with your Edward Jones financial advisor.

Orders by investors participating in an eligible Advisory Program to purchase shares must be placed directly with Edward Jones, which is registered with the SEC as a broker-dealer and investment adviser, or your Edward Jones financial advisor. Current and former Trustees of the Trust may purchase shares directly. Payment for shares must be received by the transfer agent within three business days after the order is placed in good order. Each Fund reserves the right to reject purchase orders or to stop offering shares without notice. There are no minimum initial or subsequent investment amount requirements for the Funds. The Funds do not issue share certificates. If you discontinue your participation in an Advisory Program or for any other reason are no longer an eligible shareholder, your shares in any of the Funds may be subject to compulsory redemption by such Funds (or their agents).

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchases In-Kind

In limited circumstances, clients in certain discretionary Advisory Programs may acquire shares of a Fund with in-kind redemption proceeds they receive from a mutual fund that is not sponsored by Edward Jones (a “third party fund”). The Board has adopted procedures that require the relevant Fund and the Adviser to meet certain conditions prior to the Fund’s acceptance of a contribution of securities in exchange for shares of the Fund. These procedures require, among other things, that (a) the Adviser, in consultation with the relevant Fund’s Sub-advisers, determines that the securities to be contributed to the Fund are appropriate for investment by the Fund in light of its investment objective, strategies and policies; (b) the valuation procedures utilized by the Funds will be used when determining the value of the securities to be contributed to the Fund; and (c) the Adviser and the Board reasonably determine that the particular contribution in-kind transaction, when considered as a whole, is expected to be in the best interests of the Fund and its shareholders.

Although the contributed securities will be appropriate for investment by a Fund in light of its investment objective, strategies and policies, the Adviser, in consultation with the Sub-advisers, may nonetheless determine that it is consistent with the best interests of the Fund to liquidate a portion of the contributed securities. In the event of such determination, the Adviser, in its discretion and in consultation with the Sub-advisers, will determine which of the contributed securities will be liquidated and will allocate the resulting cash proceeds to one or more of the Fund’s Sub-advisers. The Fund will pay both the explicit transaction costs and any implicit transaction costs, including market impact and any markup built into the price of fixed income securities and other instruments, incurred in the sale of the contributed securities. The Adviser will seek to minimize the transaction costs, including market impact, to the Fund, generally by engaging one or more third-party transition management service providers that specialize in executing portfolio transactions on a large scale. However, the Adviser’s use of a transition manager does not guarantee that the Fund will experience better executions or reduced costs associated with the liquidation of the Fund’s securities.

A contribution of in-kind securities to purchase shares of a Fund will be permitted only if the Adviser reasonably determines that the overall benefits to the relevant Fund and its shareholders of the in-kind transaction, when considered as a whole, are expected to materially outweigh the costs of liquidating the securities. In making such determination, the Adviser will review and document the specific facts and circumstances of the particular in-kind transaction taking into account all relevant factors, including, but not limited to: (a) the transaction costs, including market impact, expected to be incurred by the Fund in liquidating a portion of the contributed securities, versus the transaction costs, including market impact, expected to be saved by the Fund in connection with receiving and retaining contributed securities; (b) the benefit the Fund is expected to receive, if any, by allowing the Fund to acquire certain contributed securities that the Fund may not otherwise be able to obtain with cash due to the fact that such securities may not be available, or are of limited supply, in the open market; and (c) the benefit the Fund’s shareholders are expected to receive, if any, as a result of the increase in the Fund’s assets that is associated with the transaction (e.g., a reduction in the Fund’s total annual operating expenses).

The valuation procedures utilized by the Funds may differ from the valuation procedures utilized by the third party fund. In such instances, clients of certain discretionary Advisory Programs who acquire Fund shares with in-kind redemption proceeds may receive fewer or more shares of the relevant Fund than they would have received if the Fund used the same valuation procedures as the applicable third party fund.

USA PATRIOT Act. The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, the Adviser, and Edward Jones to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When setting up an Advisory Program account, you will be required to supply Edward Jones with your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, Edward Jones may temporarily limit any security purchases, including in the Funds. In addition, Edward Jones may close an account if it is unable to verify a shareholder’s identity. As required by law, Edward Jones may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.

If Edward Jones does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Funds also reserve the right to close the account within five business days if clarifying information or documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Any exceptions are reviewed on a case-by-case basis.

How to Sell Shares

Orders to sell or redeem shares must be placed directly with Edward Jones or your Edward Jones financial advisor. All redemption requests accepted by the transfer agent before 4:00 p.m. Eastern time on any business day the NYSE is open will be executed at that day’s share price. Orders accepted after 4:00 p.m. or on a day the NYSE is closed will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your participation in an Advisory Program or for any other reason are no longer an eligible shareholder, your shares in any of the Funds may be subject to compulsory redemption by such Funds (or their agents). A Fund has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder for up to seven days, as permitted by law. Redemption proceeds held in an investor’s brokerage account generally will not earn any income, and Edward Jones may benefit from the use of temporarily uninvested funds.

ACCOUNT AND TRANSACTION POLICIES

Payment of Redemption Proceeds. Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request. The Funds typically expect to pay sale proceeds to redeeming shareholders within one to three business days following receipt of a redemption order. A Fund may suspend your right to redeem your shares for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) any period during which the SEC determines that an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund to determine the value of its net assets; or (3) such other periods as the SEC may by order permit. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.

Your redemption proceeds will be deposited in your Advisory Program account unless you instruct otherwise. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.

The Funds generally pay sale (redemption) proceeds in cash. The Funds expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. Under unusual conditions, such as upon a particularly large redemption request in highly stressed market conditions or in markets with extended settlement cycles, a Fund may utilize any overdraft protection afforded by its custodian or rely upon an interfund loan to meet redemption requests. In a highly unusual situation that would make the payment of cash unwise, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind) in order to protect the Fund’s remaining shareholders. It is unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold. Under unusual conditions, a redemption in kind may include illiquid securities. Investors may not be able to sell such securities and may be required to hold such securities indefinitely.

Electronic Delivery. It is the Funds’ policy to deliver documents electronically whenever possible. You may choose to receive Fund documents electronically rather than hard copy by signing up for e-delivery for your Advisory Program account with Edward Jones at www.edwardjones.com/edelivery.

Householding. To reduce expense, the Funds may mail only one copy of the Prospectus, SAI and annual and semi-annual reports to shareholders to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Trust at 1-855-823-3611. You will begin receiving copies thirty days after your request is received.

Unclaimed Property. Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state. If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares.

Payments to Edward Jones. Every Advisory Program account pays asset-based fees to Edward Jones for investment advisory services, which vary based on the amount of money in the Advisory Program account. Please refer to your updated Advisory Program Brochure for more information about payments to Edward Jones for investment advisory services related to your Advisory Program account. These fees and payments are not reflected in the fees and expenses described elsewhere in this Prospectus.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

Frequent purchases and redemptions of Fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve a Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of a Fund’s portfolio securities.

Because of the potential harm to a Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under these policies and procedures, a Fund may place restrictions on additional purchases of Fund shares by shareholders whom the Adviser reasonably believes to be engaged in these excessive trading activities. The Funds define “excessive trading” as a purchase into a Fund followed or preceded by a redemption out of the same Fund within a rolling 30-day period (a “round trip”), where each side of the round trip is in an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

Certain transactions are excluded when determining whether trading activity is excessive, including (i) systematic withdrawal and/or contribution programs; (ii) scheduled rebalancing model trading; (iii) tax-efficient management (e.g., tax loss harvesting); and (iv) liquidations of Fund shares due to the termination of an Advisory Program.

If a shareholder is identified as having engaged in excessive trading, the shareholder will be sent a warning that another sale of the same

Fund within 30 days of the beginning of the prior round trip will result in a six-month suspension of the shareholder’s ability to initiate Fund purchases and redemptions (including purchases and redemptions via transfers or reallocations) through the Internet, facsimile, telephone calls to their financial advisor or branch, or other electronic trading medium that the Trust, Fund, Edward Jones and/or the Adviser may make available from time to time (collectively referred to herein as “Expedited Trading Privileges”). If a shareholder is identified as having engaged in a second instance of excessive trading following this warning, the shareholder’s Expedited Trading Privileges will then be suspended for a period of six months. During this time period any purchases or redemptions by the shareholder of Fund shares (including Funds that were not involved in the prior round trips) can be initiated by the shareholder only by providing written instructions to Edward Jones via regular U.S. mail. The Funds reserve the right to send additional warnings to a shareholder before imposing the trading or other restrictions set forth herein if the Funds believe such additional warnings are appropriate based on the facts and circumstances surrounding the trading activity.

If, following the six-month suspension period, no additional round trips have been identified, the shareholder’s Expedited Trading Privileges may again be restored. However, any additional instances of excessive trading by such shareholder will result in the indefinite suspension of the shareholder’s Expedited Trading Privileges. Excessive trading during the six-month suspension period described above will also result in an indefinite suspension of the shareholder’s Expedited Trading Privileges.

In addition to the suspension of a shareholder’s Expedited Trading Privileges as described above, the Funds reserve the right to reject, limit or cancel as permitted by law, any purchase of Fund shares with or without prior notice to the account holder, including, in particular, if a Fund reasonably believes that the trading activity would be disruptive to the Fund, regardless of whether the trading activity falls within the definition of “excessive trading” set forth above. The Funds, at any time, may also impose constraints or conditions that are more restrictive on excessive trading than those described herein. Although the Funds’ policies and procedures are designed to deter excessive trading, none of the above measures alone nor all of them taken together eliminate the possibility that excessive trading will occur.

The policies and procedures apply to any account, whether an individual account or accounts with financial intermediaries, such as investment advisers, introducing brokers and retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to a Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary’s customers. The Funds may consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account for purposes of evaluating potential excessive trading.

DIVIDENDS AND DISTRIBUTIONS

The Funds will generally declare and pay distributions of net investment income annually, as necessary. Realized capital gains, if any, are distributed by each Fund at least annually, as necessary. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year. Distributions to shareholders are recorded on the ex-dividend date.

All distributions will be reinvested in shares of the relevant Fund. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.

TAX CONSEQUENCES

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of certain important U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

You are urged to consult your own tax advisor regarding your investment in the Funds.

Each Fund has elected or will elect and intends to continue to qualify each year to be taxed as a regulated investment company (a “RIC”) under Subchapter M of the Code. As a RIC, each Fund is generally not subject to U.S. federal income tax if it timely distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. Distributions of capital gains and any investment income that is not exempt from federal income tax are generally taxable to you regardless of whether you reinvest them in additional shares of the funds or receive them in cash in the same manner as described above. Return of capital distributions reduce your tax basis in your fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

You will generally be taxed on a Fund’s distributions that are not exempt from federal income tax, regardless of whether you reinvest them or receive them in cash. Each Fund’s distributions of net investment income (other than distributions of exempt-interest dividends) and short-term capital gains are generally taxable to you at ordinary income tax rates or at the lower capital gains rates that apply to individuals receiving qualified dividend income. Distributions that are reported by a Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Certain Funds’ investment strategies may limit their ability to make distributions eligible for the reduced rates applicable to qualified dividend income. Distributions that are reported by each Fund as long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund (directly or in some cases indirectly) from U.S. corporations, subject to certain limitations. Certain of the Funds’ investment strategies may limit their ability to report distributions as eligible for the dividends received deduction.

Distributions of capital gain and distributions of net investment income received shortly after the purchase of shares reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares just prior to a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you are taxed on the distribution even though, as an economic matter, the distribution represents a return of your investment. For example, if on December 24, you invest $5,000, buying 500 shares at $10 each and on December 27, a Fund declares a dividend distribution of $1 per share with an ex-dividend date of December 27, such Fund’s share price will drop to $9. Assuming no other changes in market prices, you would continue to have $5,000 (500 shares x $9 = $4,500 in share value, plus 500 shares x $1 = $500 in dividend distributions), but you would owe tax on the $500 dividend distribution even if you reinvest it in more shares. This is known as “buying a dividend” and generally should be avoided by taxable investors.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

The sale or exchange of a Fund’s shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than twelve months at the time of the sale or exchange, and otherwise as short-term capital gain or loss. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares. In addition, any capital loss arising from the sale or exchange of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received with respect to those shares. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

A Fund may be required to withhold federal income tax at the federal backup withholding rate of 24% on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability, so long as you provide the required information or certification.

After December 31 of each year, the Funds will mail you, or provide Edward Jones as sponsor of each Advisory Program, reports containing information about the income tax classification of distributions paid during the year. Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a 3.8% tax that applies to “net investment income,” including interest, dividends and capital gains received from the Fund (including capital gains realized on the sale or exchange of shares of the Fund). Exempt-interest dividends do not constitute “net investment income” for this purpose.

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is required to report the cost basis information for such shares and report whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the default cost basis method which, if applicable, will be provided to you by your financial advisor in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

Each Fund may invest in foreign securities and therefore may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

A Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI.

TRADEMARKS

Russell Midcap® Index, Russell 2000® Index, Russell 2500® Growth Index, Russell 2500® Value Index, and Russell 3000® Index (each, an “Index” and collectively, the “Indices”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by the Trust.

The Trust and the Funds are not in any way connected, sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”), or by Research Affiliates LLC (“RA”) (together the “Licensor Parties”) and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of an Index (upon which a portion of a Fund is based) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Indices are calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in an Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. All rights in an Index vest in the relevant LSEG which owns the Index.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each of the Funds. The information is intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by [_______________], independent registered public accounting firm of the Funds, whose report along with the Funds’ financial statements, are included in the Funds’ Form N-CSR filing for the fiscal year ending June 30, 2026, and are available upon request by calling the Funds at 1-855-823-3611 or online at www.bridgebuildermutualfunds.com/literature.

Bridge Builder Trust

Financial Highlights

	Per Share Operating Performance
	Change in Net Assets Resulting from Operations							Less Distributions
	Net asset value, beginning of period	Net investment income(2)		Net realized and unrealized gain/(loss)		Net increase/ (decrease) in net asset value from operations		Distributions from net investment income	Distributions from net realized gains	Total Distributions
Bridge Builder Mid Cap Fund
For the year ended June 30, 2026	$ [___]	[___	]	[___	]	[___	]	[___ ]	[___ ]	[___ ]
For the year ended June 30, 2025	$ 15.10	0.04		1.36		1.40		(0.09)	—	(0.09)
For the year ended June 30, 2024	$ 13.39	0.04		1.71		1.75		(0.04)	—	(0.04)
For the year ended June 30, 2023	$ 11.60	0.03		1.78		1.81		(0.02)	—	(0.02)
For the year ended June 30, 2022	$ 19.02	0.02		(4.42)		(4.40)		(0.01)	(3.01)	(3.02)
Bridge Builder Small Cap Fund
For the year ended June 30, 2026	$ [___]	[___	]	[___	]	[___	]	[___ ]	[___ ]	[___ ]
For the year ended June 30, 2025	$ 14.21	0.21		1.10		1.31		(0.19)	(0.96)	(1.15)
For the year ended June 30, 2024	$ 13.03	0.21		1.50		1.71		(0.19)	(0.34)	(0.53)
For the year ended June 30, 2023	$ 12.56	0.20		1.21		1.41		(0.15)	(0.79)	(0.94)
For the year ended June 30, 2022	$ 15.55	0.19		(1.57)		(1.38)		(0.16)	(1.45)	(1.61)

(1)	Annualized for periods less than one year.
(2)	Per share amounts based on average number of shares outstanding during the year/period.
(3)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.

(4)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(5)	Ratios do not include the impact of the expenses of the underlying funds in which the fund invests.

Bridge Builder Trust

Financial Highlights

	Ratios/Supplemental Data
				Ratios to Average Net Assets of:(1)
Net asset value, end of period	Total return(3)(4)	Net assets, end of period (millions)		Expenses, before waivers(5)	Expenses, net of waivers(5)	Net investment income/ (loss)	Portfolio turnover rate
$[___]	[___]%	$	[___]	[___]%	[___]%	[___]%	[___]%
$16.41	9.30%		$9,399	0.66%	0.34%	0.24%	74%
$15.10	13.12%		$8,337	0.66%	0.36%	0.26%	66%
$13.39	15.65%		$7,116	0.66%	0.38%	0.25%	63%
$11.60	(27.88)%		$5,332	0.67%	0.38%	0.12%	84%
$[___]	[___]%	$	[___]	[___]%	[___]%	[___]%	[___]%
$14.37	9.29%		$8,516	0.66%	0.37%	1.42%	58%
$14.21	13.28%		$7,882	0.66%	0.39%	1.54%	46%
$13.03	11.65%		$6,772	0.66%	0.40%	1.54%	41%
$12.56	(10.21)%		$6,045	0.66%	0.40%	1.26%	33%

Bridge Builder Trust

You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”): The SAI provides additional details about the investments and techniques of each Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this Prospectus by reference. It is legally considered a part of this Prospectus.

Annual/Semi-annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. A Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain free copies of these documents, request other information such as Fund financial statements and discuss your questions about the Funds by contacting your Edward Jones financial advisor or by contacting the Funds at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

www.bridgebuildermutualfunds.com

Shareholder reports and other information about the Funds are also available:

∎	Free of charge from the Funds’ website at www.bridgebuildermutualfunds.com/literature or by contacting 1-855-823-3611.
∎	Free of charge from the SEC’s EDGAR database on the SEC’s website at www.sec.gov.
∎	For a fee, by e-mail request to the SEC at publicinfo@sec.gov.

The Trust’s SEC Investment Company Act file number is 811-22811.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY

BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED

WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF

ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN

OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT

PERMITTED.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 24, 2026

STATEMENT OF ADDITIONAL INFORMATION

[DATE]

Bridge Builder Trust

Bridge Builder Mid Cap Fund

Ticker: BBGSX

Bridge Builder Small Cap Fund

Ticker: BBVSX

12555 Manchester Road

St. Louis, MO 63131

1-855-823-3611

www.bridgebuildermutualfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the prospectus, dated [DATE], 2026, as it may be revised from time to time (the “Prospectus”), related to the Bridge Builder Mid Cap Fund (the “Mid Cap Fund”) and Bridge Builder Small Cap Fund (the “Small Cap Fund”) (each, a “Fund” and together, the “Funds”), each a series of Bridge Builder Trust (the “Trust”). The Funds are each advised by Olive Street Investment Advisers, LLC (the “Adviser”).

Each Fund’s audited financial statements and notes thereto for the fiscal year ended [June 30, 2026], are included in the most recent Form N-CSR for the Funds, and are incorporated by reference into this SAI. Each Fund’s Prospectus, annual or semi-annual shareholder reports, and other information such as the Funds’ financial statements may be obtained free of charge by contacting the Fund at the address and phone number written above or by visiting the Funds’ website at www.bridgebuildermutualfunds.com/literature.

The Adviser has retained certain investment managers as Sub-advisers (each a “Sub-adviser,” and, collectively, the “Sub-advisers”), each responsible for portfolio management of a portion of each of the Fund’s total assets.

THE TRUST

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on December 19, 2012, and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series. Currently, the Trust consists of fifteen series, [thirteen] of which are offered in separate prospectuses and statements of additional information. Each Fund offers one class of shares. The Board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series.

The Funds’ Prospectus and this SAI are a part of the Trust’s registration statement filed with the SEC. Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT STRATEGIES, POLICIES, SECURITIES AND INVESTMENTS, AND RISKS

Each Fund is diversified, as that term is defined under the 1940 Act. This means that with respect to 75% of its total assets, each Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal securities laws.

The investment objectives, policies, strategies, risks and limitations discussed in this SAI may be changed without shareholder approval unless otherwise noted.

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices unless such investment activity or practice is directly inconsistent with, or not permitted by, a specific Fund investment policy as stated below or in the Fund’s prospectus. A Fund is free to reduce or eliminate its activity in any of these areas. A Fund will only purchase an investment and/or engage in any of the below investment practices if such investment or investment practices is determined to be advantageous to the Fund by the Adviser and/or Sub-advisers.

Equity Securities

The Funds may purchase equity securities, including common stock. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may fluctuate substantially from day-to-day. Owning an equity security that currently pays dividends can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a Fund. As a result, the performance of small- and medium-sized securities can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund and cause the Fund to lose money.

Common Stock. Common stocks represent a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amounts of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, and depositary receipts are subject to many of the risks associated with investing directly in foreign securities, which are discussed below.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in equity securities of companies offering shares in IPOs. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. If a Fund were to sell IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The limited number of shares available may also mean that to the extent a Fund seeks to invest in IPOs, it could be unable to invest to the extent desired because, for example, only a small portion of the securities being offered in the IPO are available to a Fund.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Special Purpose Acquisition Companies. A Fund may invest in special purpose acquisition companies (“SPACs”) to the extent that the Adviser or a Sub-adviser believes that such investment will help the Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. Because SPACs and similar entities may be “blank check companies” with no operating history or ongoing business other than to seek a potential acquisition, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Passive Management. The portions of certain Funds allocated to a Sub-adviser may be managed so that their total return closely corresponds with the total return of an index. As a result, these Funds face a risk of poor performance if the index being tracked declines generally or performs poorly relative to other indexes or individual stocks, the stocks of companies which comprise the index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the index.

Illiquid Investments

Under SEC rules, illiquid investments are investments that a Fund reasonably expects cannot be sold or otherwise disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. No Fund may purchase an investment if, immediately after the acquisition, more than 15% of the value of its net assets would be invested in illiquid investments that are assets. The Adviser and Sub-advisers will monitor the amount of illiquid investments in each Fund, under the supervision of the Board, to ensure compliance with this requirement.

Certain investments or asset classes may be illiquid investments due to restrictions on trading or limitations on transfer that would affect a determination of liquidity. For example, securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) may be illiquid investments. However, under certain circumstances, including Rule 144A under the Securities Act, institutional buyers may be able to facilitate transactions in investments otherwise restricted from resale.

Illiquid investments may be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, each Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price that a Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund.

Liquidity Risk Management

The Trust has implemented a liquidity risk management program (the “Liquidity Program”) and related procedures to manage the liquidity risk of the Funds in accordance with Rule 22e-4 of the 1940 Act (the “Liquidity Rule”), and the Board has approved the administrator of the Liquidity Program (the “Liquidity Program Administrator”). Under the Liquidity Program, the Liquidity Program Administrator assesses, manages, and periodically reviews each Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. The adoption of the Liquidity Program is not a guarantee that a Fund will have sufficient liquidity to satisfy its redemption requests in all market conditions or that redemptions can be effected without diluting remaining investors in the Fund. The effect that the Liquidity Rule will have on the Funds, and on the open-end fund industry in general, is not yet fully known, but the Liquidity Rule may impact a Fund’s performance and its ability to achieve its investment objective.

Registered Investment Companies, including Exchange-Traded Funds (“ETFs”)

The Funds may invest in other investment companies, including ETFs.

ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents, in most cases, a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could contribute to increased price volatility and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds investments in that country may be more effective than investing directly in issuers in that country.

The 1940 Act generally prohibits the Funds from investing more than 5% of the value of their total assets in any one registered investment company or more than 10% of the value of its total assets in registered investment companies as a group, and also restricts their investment in any registered investment company to 3% of the voting securities of such investment company. There are exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. In particular, SEC rules allow the Funds to invest in money market funds in excess of the limits described above. In addition, Rule 12d1-4 under the 1940 Act permits the Funds to invest in other investment companies, including ETFs, in excess of the limits described above, subject to certain conditions.

The Funds may invest in other investment companies, including those managed by the Adviser or a Sub-adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Money Market Funds. The Funds may invest cash in, or hold as collateral for certain investments, shares of money market funds. An investment in a money market fund will involve payment by a Fund of its pro rata share of advisory and other fees charged by such fund. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, certain money market funds may impose liquidity fees and/or temporarily suspend redemptions, which may reduce the value of a Fund’s redemptions for the money market fund and impact the Fund’s ability to redeem from the money market fund during times of market volatility or otherwise.

Foreign Securities

The Funds may invest in securities issued by foreign governments and corporations, including emerging market securities. The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally “foreign securities”). Investing in foreign securities generally involves more risk than investing in U.S. securities. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less or different government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Funds held in foreign countries.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”). Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of a Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Funds may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures). Furthermore, there is the risk of possible seizure, nationalization, or expropriation of the foreign issuers or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Funds may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

Periodic U.S. Government prohibitions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Dividends and interest payable on the Funds’ foreign securities may be subject to foreign withholding tax. The Funds may also be subject to foreign taxes on their trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in the Fund, under U.S. tax law, they will reduce the net return to a Fund’s shareholders.

Foreign Securities Traded in the United States. The Funds may own foreign equity securities that are traded in the United States and denominated in United States dollars. They also may be issued originally in the United States. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Emerging Markets Securities. In addition, the Funds may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets, and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Investments in the People’s Republic of China (“China”). Investing in China is subject to the risks of investing in emerging markets and additional risks which are specific to the Chinese market.

China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for a Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order (the “November 2020 Executive Order”) prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. In addition, on August 9, 2023, the President of the United States signed an Executive Order (the “August 2023 Executive Order” and, together with the November 2020 Executive Order, the “Executive Orders”) directing the U.S. Department of the Treasury (the “Treasury”) to promulgate regulations requiring notification of, or restricting, investments in China in certain categories of national security technologies, including semiconductors and microelectronics, quantum information, and certain artificial intelligence technologies. Concurrent with the August 2023 Executive Order, the Treasury issued an Advance Notice of Proposed Rulemaking which contemplates the possibility that the regulations adopted would not apply to investments made by collectively offered funds such as the Funds. These regulations have not yet been proposed or adopted by the Treasury and their scope and impact therefore are unclear, but if they were adopted in a way that applies to a Fund, the regulations could adversely affect the Fund’s ability to make certain outbound investments.

The universe of securities affected by the Executive Orders can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

A Fund may incur losses due to limited investment capabilities, or may not be able to fully implement or pursue its investment objective or strategy, due to local investment restrictions, illiquidity of the Chinese domestic securities market, and/or delay or disruption in execution and settlement of trades.

China A Shares. A Fund may invest in A Shares of companies based in China through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) subject to any applicable regulatory limits. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with the aim of achieving mutual stock market access between China and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed China A Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi (“CNH”) only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of China via Stock Connect a Fund is subject to the following additional risks:

General Risks of China A Shares. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect the Fund. The program requires use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and Chinese markets through the program could be disrupted.

Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the Chinese market but Stock Connect is not trading. As a result, the Fund may be subject to the risk of price fluctuations in China A Shares when the Fund cannot carry out any China A Shares trading.

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Foreign Shareholding Restrictions. The trading, acquisition, disposal and holding of securities under Stock Connect are subject at all times to applicable law, which imposes purchasing and holding limits. These limitations and restrictions may have the effect of restricting an investor’s ability to purchase, subscribe for or hold any China A Shares or to take up any entitlements in respect of such shares, or requiring an investor to reduce its holding in any securities, whether generally or at a particular point of time, and whether by way of forced sale or otherwise. As such, investors may incur loss arising from such limitations, restrictions and/or forced sale.

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China A Shares Market Suspension Risk. China A Shares may only be bought from, or sold to, the Fund at times when the relevant China A Shares may be sold or purchased on the relevant Chinese stock exchange. SSE and SZSE typically have the right to suspend or limit trading in any security traded on the relevant exchange if necessary to ensure an orderly and fair market and that risks are managed prudently. In the event of the suspension, the Fund’s ability to access the Chinese market will be adversely affected.

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Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

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Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that a Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, a Fund may not have any proprietary interest in the China A Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of a Fund’s investment in China A Shares and the amount of its income and gains could be adversely affected.

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Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. Chinese regulations which include certain restrictions on selling and buying will apply to all market participants. Trading via Stock Connect may require pre-delivery or pre-validation of cash or shares to or by a broker. If the cash or shares are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. As a result, a Fund may not be able to purchase and/or dispose of holdings of China A Shares in a timely manner.

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Day Trading Restrictions. Day (turnaround) trading is not permitted through Stock Connect. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules.

•	Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict a Fund’s ability to invest in China A Shares through the program on a timely basis.

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Investor Compensation. A Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Since each Fund is carrying out trading of China A Shares through securities brokers in Hong Kong, but not mainland China brokers, therefore, it is not protected by the China Securities Investor Protection Fund.

That said, if a Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of China A Shares through the Stock Connect program, it would be compensated by Hong Kong’s Investor Compensation Fund.

Investments in the China Interbank Bond Market. A Fund may invest in the China Interbank Bond Market (the “CIBM”) through the Bond Connect program (the “Bond Connect”) subject to any applicable regulatory limits. Bond Connect is a bond trading and settlement linked program developed by the People’s Bank of China (“PBOC”), the Hong Kong Monetary Authority (“HKMA”), China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), China Central Depository & Clearing Co., Ltd. (“CCDC”), Shanghai Clearing House (“SHCH”), Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”), with the aim of achieving mutual bond market access between the PRC and Hong Kong. For the time being, this program allows eligible Hong Kong and overseas investors to invest in the bonds traded in the CIBM through the northbound trading of Bond Connect (the “Northbound Trade Link”) only.

Starting July 3, 2017, eligible Hong Kong and overseas investors may use their own sources of Renminbi in the PRC offshore market (“CNH”) or convert foreign currencies into the Renminbi to invest in CIBM bonds under Bond Connect. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and Renminbi in respect of such investments. Currently, there is no investment quota for the Northbound Trade Link.

By seeking to invest in the CIBM via Bond Connect, a Fund is subject to the following additional risks:

General Risk. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect a Fund. Bond Connect requires use of new information technology systems which may be subject to operational risk due to Bond Connect’s cross-border nature. If the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted.

Market Risk. A Fund investing in the CIBM is subject to liquidity and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

To the extent that a Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.

Third Party Agent Risk. Under the Northbound Trading Link, CFETS or other institutions recognized by PBOC (as the registration agents) shall apply for registration with PBOC for the eligible Hong Kong and overseas investors. In addition, CMU (as the offshore custody agent recognized by the HKMA) shall open a nominee account with CCDC/SHCH (as the onshore custody agent) as nominee holder of the CIBM bonds purchased by Hong Kong and overseas investors through Bond Connect.

As the relevant filings, registration with PBOC, and account opening have to be carried out by an onshore settlement agent, offshore custody agent, registration agent or other third parties (as the case may be), a Fund is subject to the risks of default or errors on the part of such third parties.

Operational Risk. Bond Connect provides a new channel for investors from Hong Kong and overseas to access the CIBM directly. It is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant authorities.

The “connectivity” in Bond Connect requires routing of orders across the border. This requires the development of new information technology systems. There is no assurance that the systems of market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in the CIBM through Bond Connect could be disrupted. A Fund’s ability to access the CIBM (and hence to pursue its investment strategy) will be adversely affected.

Regulatory Risk. The PBOC Bond Connect rules are departmental regulations having legal effect in the PRC. However, the application of such rules is untested, and there is no assurance that PRC courts will recognize such rules.

Bond Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the relevant authorities in the PRC and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades under Bond Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Bond Connect will not be abolished. A Fund which may invest in the CIBM through Bond Connect may be adversely affected as a result of such changes.

Legal/Beneficial Ownership Risk. Where CIBM bonds are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of CMU and CCDC/SHCH. CIBM bonds will be held by CMU as a nominee holder of the bonds purchased by foreign investors through Bond Connect. The PBOC has made it clear that the ultimate investors are the beneficial owners of the relevant bonds and shall exercise their rights against the bond issuer through CMU as the nominee holder. While the distinct concepts of nominee holder and beneficial owner are referred to under PBOC rules or regulations, as well as other laws and regulations in the PRC, the application of such rules is untested, and there is no assurance that PRC courts will recognize such concepts. Therefore, although a Fund’s ownership may be ultimately recognized, it may suffer difficulties or delays in enforcing its rights over CIBM bonds.

Tax within China. Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A Shares via Stock Connect or CIBM bonds through Bond Connect could result in unexpected tax liabilities for the Funds. A Fund’s investments in securities, including A Shares and CIBM bonds, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China.

If a Fund were considered to be a tax resident of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser intends to operate the Funds in a manner that will prevent them from being treated as a tax resident of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of the Funds.

China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant Chinese tax resident company making such payments. In the event the relevant Chinese tax resident company fails to withhold the relevant Chinese withholding income tax or otherwise fails to pay the relevant withholding income tax to Chinese tax authorities, the competent tax authorities may, at their sole discretion, impose tax obligations on a Fund.

The Funds may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A Shares, CIBM bonds and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect and Bond Connect. Because the exemption is on a temporary basis, the Funds may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

Taxation of A-Shares. The Ministry of Finance of China, the State Administration of Taxation of China and the China Securities Regulatory Commission issued Caishui [2014] No. 81 on October 31, 2014 (“Notice 81”) and Caishui [2016] No. 127 on November 5, 2016 (“Notice 127”), both of which state that the capital gain from disposal of China A Shares by foreign investors enterprises via Stock Connect will be temporarily exempt from withholding income tax. Notice 81 and Notice 127 also state that the dividends derived from A Shares by foreign investors enterprises is subject to a 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Funds may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The Chinese tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on a Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from a Fund’s investments in China will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level.

Any tax provision, if made, will be reflected in the net asset value of a Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the Chinese tax authorities is greater than that provided for by a Fund so that there is a shortfall in the tax provision amount, the net asset value of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new shareholders in the Fund will be disadvantaged. If the actual applicable tax levied by Chinese tax authorities is less than that provided for by a Fund so that there is an excess in the tax provision amount, shareholders who redeemed Fund shares before the Chinese tax authorities’ ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund’s overprovision. In this case, the then existing and new shareholders in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and shareholders who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. According to the announcement jointly issued by the Ministry of Finance and the State Administration of Taxation of the PRC on August 27, 2023, starting from August 28, 2023, the stamp duty on securities transactions is reduced by half. The sale or other transfer by the Adviser of A Shares will accordingly be subject to Chinese stamp duty, but a Fund will not be subject to Chinese stamp duty when it acquires A Shares.

The Chinese rules for taxation of Stock Connect are evolving, and certain of the tax regulations to be issued by the State Administration of Taxation of China and/or Ministry of Finance of China to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Funds and their shareholders. The imposition of taxes, particularly on a retrospective basis, could have a material adverse effect on a Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes relevant to a Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of a Fund’s investment in China and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis. The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Funds and their shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Funds.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Funds.

Taxation of CIBM Bonds. The Ministry of Finance of the PRC and the State Administration of Taxation of the PRC issued Caishui No. 108 on November 7, 2018 (“Notice 108”), which states that foreign investors will be temporarily exempt from the withholding income tax on their gains derived from CIBM bond interest.

The Ministry of Finance of the PRC and the State Administration of Taxation of the PRC issued Announcement [2021] No. 34 on November 22, 2021, which provides that the temporary exemption of withholding tax and value added tax will remain in effect until December 31, 2025. If, in the future, China begins to apply tax rules regarding the taxation of bond interest income derived by foreign investment in CIBM, and/or begins to collect withholding tax and other taxes on such investment, the Adviser or a Fund could be subject to such withholding tax and value added tax.

Foreign Currency Risk. While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
•	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
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Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

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There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

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Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

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The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options or securities on indexes.

Foreign Currency Transactions. The Funds may enter into foreign currency transactions. The Funds normally conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a Fund’s custodian of cash, U.S. government securities or other liquid obligations and are marked to market daily.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it, or a Sub-adviser, determines that the best interests of the Fund will be served by doing so.

At the maturity of a forward contract, a Fund may either sell the portfolio security, deliver the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if a Fund thinks that it can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Real Estate Securities

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Similar to regulated investment companies (“RICs”) such as the Funds, U.S. REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Borrowing and Other Forms of Leverage

The Funds may borrow money for investment purposes to the extent permitted by their investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. The Funds may also borrow money for temporary emergency purposes.

The Funds are not currently parties to a line of credit. However, the Funds may establish lines of credit with certain banks by which the Funds may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to the Fund’s remaining shareholders. Should the Funds become parties to a line of credit, they may be required to pay fees to the banks to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate. Brown Brothers Harriman & Co. (“BBH”), in its capacity as the Funds’ custodian, will generally provide overdraft protection to the Funds in the event of a cash shortfall. Overdraft protection is provided on an uncommitted basis.

The Trust received an exemptive order from the SEC on June 1, 2016 (the “Order”), which permits the Funds to participate in an interfund lending program (the “Program”) with existing or future mutual funds that are advised by the Adviser and certain of its affiliates (the “Participating Funds”). The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including the requirement that the interfund loan rate to be charged to a borrowing fund is (i) more favorable to the lending fund than the highest current overnight repurchase agreement rate available to the lending fund (the “Repo Rate”); and (ii) more favorable to the borrowing fund than the lowest interest rate at which a bank short-term loan would be available to the borrowing fund (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula established by the Board. The interfund loan rate will be the average of the Repo Rate and the Bank Loan Rate. All interfund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds.

A Fund will participate in the Program only to the extent that its participation is consistent with the Fund’s investment objectives, limitations, and organizational documents. Upon implementation of the Program, the Adviser administers the Program according to procedures approved by the Board. The Board is responsible for overseeing and periodically reviewing the Program.

Cash Position

The Funds do not always stay fully invested in securities. When a Sub-adviser believes that market conditions are unfavorable for profitable investing, or when a Sub-adviser is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a Fund’s Adviser or Sub-adviser(s) may also temporarily increase the Fund’s cash position to protect assets, maintain liquidity, or during periods when transitioning Fund assets from one Sub-adviser to another Sub-adviser. Partly because each of the Sub-advisers acts independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Short-Term Investments

The Funds may invest without limitation in any of the following short-term securities and instruments:

Bank Obligations. The Funds may invest in obligations including bankers’ acceptances, commercial paper and other debt obligations of banks and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of Deposit and Time Deposits. The Funds may hold certificates of deposit and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds and, like a certificate of deposit, earns a specified return over a definitive period of time.

Commercial Paper and Short-Term Notes. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. See Appendix A for a description of ratings applicable to commercial paper and short-term notes.

Other Short-Term Obligations. The Funds may invest in short-term obligations, which are debt securities initially issued with a remaining maturity of 397 days or less.

Government Obligations - U.S. and Foreign

The Funds may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. A government could default on its sovereign debt obligations. This risk of default is higher in emerging markets. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

The total public debt of the U.S. government as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns. Government spending in response to COVID-19 may further increase the U.S. government’s debt burden, which could heighten these associated risks.

An increase in the U.S. national debt levels has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. On August 5, 2011, S&P Global Ratings lowered its long-term sovereign credit rating of the U.S. government to “AA+” from “AAA.” In explaining the downgrade at that time, the rating agency cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Similarly, on August 1, 2023, Fitch Ratings downgraded the U.S.’s long-term foreign-currency issuer default rating to ”AA+” from “AAA”. At the time of issuing the downgrade, the rating agency cited the expected fiscal deterioration over the next three years, a high and growing general government debt burden, and the erosion of governance relative to “AA” and “AAA” rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions. Most recently, on May 16, 2025, Moody’s Investors Services, Inc. downgraded its long term sovereign credit rating for the U.S. government to “Aa1” from “Aaa,” citing the growing burden of financing the federal government’s budget deficit and the rising cost of rolling over existing debt amid high interest rate environments. Similar downgrades in the future, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in domestic and foreign financial markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of different kinds of debt. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments.

Participation Notes (“P-Notes”)

P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.

Private Investments

Private Placement and Restricted Securities. The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a Sub-adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of the Adviser’s Valuation Committee will play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public, and in such event a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectuses forming a part of it, is materially inaccurate or misleading.

Redeemable Securities. Certain securities held by the Funds may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Derivatives

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act permits a Fund, subject to various conditions, to enter into derivatives transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives transactions and certain financial instruments.

Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision.

Unless a fund qualifies as a “limited derivatives user” as defined below, pursuant to Rule 18f-4, a fund is required to, among other things, adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements, comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), and comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements for a fund that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with Rule 18f-4) (a “limited derivatives user”), provided that the fund establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Hedging. Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce a Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the Sub-adviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.

Forward Contracts. The Funds may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bi-laterally negotiated contracts.

Futures Contracts and Options on Futures. The Funds may enter into futures contracts and options on futures contracts. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are special risks associated with entering into futures contracts and related options. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s other investments. There may be an imperfect correlation between the price movements of futures contracts and the price movements of the securities in which each Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that a Fund will be able to enter into closing transactions.

The Funds may enter into futures contracts and related options on other underlying assets or indexes, including physical commodities and indexes of physical commodities.

At any time prior to expiration of a futures contract, a Fund may seek to close the position by taking an opposite position which would typically operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the market value of the futures contract.

Equity Index Futures Risk. An equity index future is a cash-settled futures contract on the value of a particular stock market index.

The use of equity index futures involves additional risks and transaction costs that could leave a Fund in a worse position than if it had not used these instruments. Equity index futures may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in equity index futures could have a meaningful impact on performance.

Currency Futures Contracts and Options. The Funds may invest in currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Funds will not use such contracts or options for leveraging purposes. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

Interest Rate or Financial Futures Contracts. The Funds may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Funds will deal only in standardized contracts on recognized exchanges. The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts may be traded in an auction environment on the floor of an exchange, such as the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through MBS, three-month United States Treasury bills, and 90-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on various international exchanges. Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for the Fund to transact.

Special Risks of Transactions in Futures Contracts. Financial futures contracts entail risks. If the Adviser’s or Sub-adviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

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Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

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Hedging risks. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Sub-advisers will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and indexes the movements of which will, in the Sub-advisers’ judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged.

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Successful use of futures contracts by a Fund for hedging purposes is also subject to the Sub-adviser’s ability to predict correctly movements in the direction of the market. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Sub-adviser still may not result in a successful hedging transaction over a very short time period.

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Other Risks. The Funds will incur brokerage fees in connection with futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the actions that have been taken or are proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which a Fund invests. Subject to certain limitations, a Fund may enter into futures contracts on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Fund resulting from interest rate or market fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

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The Funds may purchase or sell interest rate futures for the purpose of hedging some or all of the value of their portfolio securities against changes in prevailing interest rates or to manage their duration or effective maturity. If a Sub-adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

Options. The Funds may invest in options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at a specified date. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

Purchasing Put and Call Options. When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options. When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price; or
•	Maintaining the entire exercise price in liquid securities.

Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Credit Default Swaps. An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Combined Positions. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Structured Notes. The Funds may invest in structured notes. Structured notes are securities on which the amount of principal repayment and interest payment is based on the movement of one or more specified factors. These factors may include equity indexes, a single equity security, a basket of equity securities, interest rates, referenced bonds, commodities, or foreign currencies. Some of the factors may correlate to the total rate of return on one or more underlying instruments of the notes. The value of structured notes can be significantly affected by changes in interest rates and security-specific factors. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated factor may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated factor. Structured notes can also be less liquid than other types of securities and more volatile than the reference factor(s) underlying the note. If the issuer of the note defaults, a Fund may lose money if it is not able to readily close out its investment in such notes without incurring losses. Investing in structured notes can involve counterparty risk, credit risk, interest rate risk, and market risk.

Interest Rate and Total Return Swap Agreements. The Funds may enter into interest rate swaps. The Funds may use interest rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Funds experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. For temporary, defensive purposes only, the Funds may also engage in total return swaps, in which payments made by a Fund or a counterparty are based on the total return of a particular reference asset or assets (such as a fixed-income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because, in some cases, swap transactions involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

The Funds may enter into swap agreements that would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Credit Default Swaps. The Funds may enter into credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables a Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Funds may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A Fund may enter into credit default swap contracts as a protection seller. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if a Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

The CFTC regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). A Fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trading of commodity interests to qualify for certain exclusions or exemptions from registration requirements. The Adviser, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), pursuant to CFTC Rule 4.5, with respect to each Fund’s operation. Therefore, the Funds and the Adviser are not subject to regulation as a commodity pool or CPO under the CEA and the Adviser is not subject to registration as a CPO. If a Fund were no longer able to claim the exclusion, the Adviser may be required to register as a CPO and the Fund and the Adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a Fund or the Adviser is subject to CFTC regulation, it may incur additional expenses.

Other Investment Risks

The following risk considerations relate to investment practices undertaken by the Funds. Generally, since shares of each Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of a Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Funds could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks.

Market Risks

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.

Other market risks that are not specifically related to an issuer of the security or other asset, or that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class that can affect value include a market’s current attitudes about type of security, general market conditions, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Local, regional, or global events such as government defaults, government shutdowns, sanctions, war, regional conflicts, acts of terrorism, social or political unrest, rapid interest rate changes, the spread of infectious illness or other public health issue, recessions, natural disaster, and other events, or widespread fear that such events may occur, could have a significant impact on the Fund and its investments. Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Events

Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. Government regulation may change the manner in which the Funds are regulated or affect the Funds’ expenses and/or the value of the Funds’ investments. Government regulation may change frequently and may have significant adverse consequences for the Funds or their investments. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. In addition, the United States and the United Kingdom have banned oil and other energy imports from Russia, and the European Union has banned most Russian crude oil imports and refined petroleum products, with limited exceptions. The extent and duration of Russia’s military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.

Similarly, armed conflict between Israel and Hamas and other militant groups in the Middle East, the offensive launched by the U.S. and Israel against Iran, and related events present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, the Red Sea crisis and conflict over control of the Strait of Hormuz have led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of such shipping routes. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic and military involvement in the region have required, and may continue to require, significant attention and resources. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure to affected issuers.

Additionally, in March 2023, several financial institutions experienced a larger than expected decline in deposits and two regional banks, Silicon Valley Bank and Signature Bank, were placed into receivership in response to their rapidly declining financial condition. Although the Federal Reserve, the U.S. Department of Treasury, and the Federal Deposit Insurance Corporation have taken measures to stabilize the financial system, uncertainty and liquidity concerns for small and regional banks remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. The events related to Silicon Valley Bank, Signature Bank and other regional banks could in the future lead to further rules and regulations for public companies, banks, financial institutions and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. These and any related events could have a significant impact on certain sectors in which a Fund may invest.

In addition, in early 2025, President Trump announced a sweeping increase in tariffs on U.S. trading partners, intensifying concerns about potential trade wars between the U.S. and certain foreign countries, including China, Mexico, and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to a Fund, regardless of whether the Fund invests directly in foreign securities.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-advisers in implementing the Funds’ investment strategies in pursuit of their goals. To a significant extent, the Funds’ performance will depend on the success of the

Adviser’s methodology in allocating the Funds’ assets to Sub-advisers and the selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Funds. There can be no assurance that the Adviser or Sub-advisers will be successful in this regard.

In addition, because portions of a Fund’s assets are managed by different Sub-advisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain Sub-advisers may be purchasing securities at the same time that other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. The Adviser’s and the Sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-adviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case a Fund’s value may be adversely affected.

Temporary Defensive Investments

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, 100% of a Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual Sub-advisers or by the Adviser when a Sub-adviser and/or the Adviser judges that market conditions make pursuing a Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit a Fund’s losses or to create liquidity in anticipation of redemptions. When a Fund takes temporary defensive positions, it may not achieve its investment objective.

Cybersecurity Risk

The Funds and their service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Sub-adviser, or other service providers (including, but not limited to, fund accountants, fund administrators, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Funds’ ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Funds’ operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Funds or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value.

The Funds and their service providers are also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. For instance, the global spread of COVID-19 caused the Funds and their service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Recent global events, such as the military conflict between Russia and Ukraine and resulting economic sanctions by the U.S. and other countries against certain Russian individuals and companies, could also drive a rise in retaliatory cyber-events in Europe and other parts of the world, including the U.S. While the Funds’ service providers have established business continuity plans to mitigate cybersecurity risks, there are inherent limitations in such plans and systems. Additionally, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Fund and its shareholders may bear costs tied to these risks.

Technology and Data Risk

Certain Sub-advisers may rely on both proprietary and third-party technology and data in business operations, as well as in providing investment advisory services to the Funds and other client accounts. While such Sub-advisers may seek to utilize reputable vendors and technology partners and employ reasonable controls with respect to technology and the Sub-advisers’ technology environment, there are nonetheless risks associated with the use of technology. These risks include, but are not limited to: that a technology will not perform as expected or intended (e.g., due to data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances); that a technology will change over time without detection by a Sub-adviser; and that a technology is susceptible to cyber security risk and can be configured or used in a way that leads to unexpected or unintended results or disruptions to daily operations related to trading and portfolio management. Additionally, legal and regulatory changes, such as those related to information privacy and data protection, may have an impact on the use of existing or emerging technologies, and may impact certain Sub-advisers and Funds. For these and other reasons, the use of technology may result in losses, financial or otherwise, to a Fund.

Certain Sub-advisers may use a range of data sourced internally or from third-party providers for a variety of purposes, including for use in the investment management process. While such Sub-advisers may seek to implement reasonable internal data governance practices and use reliable third-party data sources, data may be inaccurate, incomplete, inconsistent or out-of-date, which may result in losses, financial or otherwise, to a Fund.

The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively, “AI Technologies”), may also adversely impact the services provided to a Fund by certain Sub-advisers. For example, a Sub-adviser may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses.

INVESTMENT RESTRICTIONS

The Funds have adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Funds. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for the Funds.

1.

Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

2.

Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom; as such statute, rules or regulations may be amended or interpreted from time to time.

3.

No Fund may issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

No Fund may concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Funds may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.

Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.

Each Fund may purchase securities of an issuer, except if such purchase is inconsistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.

Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Fund’s investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a Fund. For purposes of each Fund’s diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in commodities and real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of the Board.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings. In addition, Rule 18f-4 under the 1940 Act permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of Rule 18f-4.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Non-Fundamental Policies

The Funds observe the following policies, which are not deemed fundamental and which may be changed by the Board without shareholder vote.

1.

Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.

Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (including the loan collateral) would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.

Each Fund may not purchase an investment if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments (as such term is defined in Rule 22e-4 of the 1940 Act). Rule 22e-4 defines an “illiquid investment” to mean any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Rule.

4.

Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Funds from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.

Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

In addition:

1.

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of mid-capitalization companies and other instruments, such as derivative instruments, with economic characteristics similar to securities of mid-capitalization companies, and investment companies that seek to track the performance of securities of mid-capitalization companies.

2.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small capitalization companies and other instruments, such as derivative instruments, with economic characteristics similar to securities of small capitalization companies, and investment companies that seek to track the performance of securities of small capitalization companies.

Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. A Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act. With respect to the limitation on illiquid investments, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid investments back within the limitations as soon as reasonably practicable.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains or losses. The Funds’ annual portfolio turnover rates for the last five years will be included in the “Financial Highlights” section of the Funds’ prospectus.

The following table sets forth the portfolio turnover rates of the Funds as of the two most recently completed fiscal years ended June 30, 2025 and June 30, 2026.

Fund Name	2025	2026
Mid Cap Fund	74%	[___]%
Small Cap Fund	58%	[___]%

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of the holdings of the Funds. The policy was developed in consultation with the Adviser and has been adopted by the Adviser. Information about a Fund’s holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which a Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, the principal underwriter or any affiliated person of the Fund. After due consideration, the Board determined that, when approved by the Trust’s CCO, the Funds have a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of the Funds. Pursuant to the policy, the Trust’s CCO is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Funds’ Form N-CSR filings with the SEC and in the quarterly holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds’ complete portfolio holdings are also posted to the Funds’ website at www.bridgebuildermutualfunds.com and distributed to Fund shareholders upon request.

In the event of a conflict between the interests of the Funds and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO, the Trust’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Adviser, the Sub-advisers, the fund administrator (“Administrator”), the fund accountant, the custodian (the “Custodian”), the transfer agent (the “Transfer Agent”), pricing vendors, proxy voting service providers, auditors, counsel to the Funds or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), regulatory authorities, printing and filing vendors, and other vendors that provide the Adviser with various middle office, back office, client reporting and portfolio analytics and research services, in connection with their services to the Funds.

Holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when a Fund has a legitimate business purpose and when the third-party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. The Funds may disclose portfolio holdings to transition managers, provided that the relevant Fund or the Adviser has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall the Adviser, its affiliates or employees, the Funds, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

From time to time, the Adviser may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com for additional information about the Funds, including, without limitation, the periodic disclosure of its portfolio holdings.

The Funds may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Funds or their portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Fund’s portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock or fixed income components and other investments of a Fund; the attribution of a Fund’s returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Fund; certain valuation metrics of a Fund (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Fund’s fixed income holdings. From time to time, the Adviser may make these additional disclosures on the Funds’ website. Shareholders can access the Funds’ website at www.bridgebuildermutualfunds.com.

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the overall management of the Trust, including general oversight of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of its separate series, including the Funds. The current Trustees and officers of the Trust, their year of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below. The address of each Trustee and officer is c/o Bridge Builder Trust, 12555 Manchester Road, St. Louis, MO 63131.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Jean E. Carter (Born: 1957)	Trustee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005).	16	Trustee, Brandes U.S. registered mutual funds (2008-2020).
Craig A. Griffith (Born: 1958)	Trustee	Indefinite Term; Since April 2022	Retired; Partner at Sidley Austin LLP (1998-2019).	16	None.
Timothy J. Jacoby (Born: 1952)	Trustee	Indefinite Term; Since April 2022	Retired; Partner at Deloitte & Touche LLP (2000-2014).	16	Audit Committee Chair, Perth Mint Physical Gold ETF (AAAU) (2018-2020); Independent Trustee, Exchange Traded Concepts Trust (18 funds) (2014-present); Exchange Listed Funds Trust (19 funds) (2014-present).
Michelle M. Keeley (Born: 1964)	Trustee	Indefinite Term; Since August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002-2010).	16	Independent Director, Northeast Bank (January 2025-Present); Independent Director, American Equity Life Holding Company (2020-2022); Independent Director, Federal Home Loan Bank of Des Moines (2015-2021).
Maureen Leary-Jago (Born: 1957)	Trustee	Indefinite Term; Since April 2022	Retired; Senior Global Advisor at MFS (2004-2016).	16	None.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Heidi Stam (Born: 1956)	Trustee	Indefinite Term; Since April 2022	Retired; Managing Director and General Counsel, Vanguard (2005-2016).	16	Trustee, CBRE Global Real Estate Income Fund (2021-present); Vice Chair, Investor Advisory Committee, U.S. Securities and Exchange Commission (2020-2021); Committee Member, Investor Advisory Committee, U.S. Securities and Exchange Commission (2017-2021); Council Member, National Adjudicatory Council, FINRA (2017-2021).
John M. Tesoro (Born: 1952)	Chairman (since April 2022) and Trustee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012).	16	Independent Trustee, BBH Trust (7 funds) (2014-present); Director, Teton Advisors, Inc., registered investment adviser (2013-2021).
Interested Trustees of the Trust(2)
Lena Haas (Born: 1975)	Trustee	Indefinite Term; Since April 2022	Principal, Wealth Management Advice and Solutions, Edward Jones, and General Partner, The Jones Financial Companies, L.L.L.P. (January 2022-present), Principal, Products (March 2020-December 2021) and Principal, Banking and Trust Services (November 2017-March 2020) at Edward Jones; Senior Vice President, Head of Investing Product Management and Retirement, E*TRADE Financial and President of E*TRADE Capital Management (2011-2017).	16	Director, Craft Alliance Center of Art and Design.
Merry L. Mosbacher (Born: 1958)	Trustee	Indefinite Term; Since January 2020	Retired; Subordinated Limited Partner, The Jones Financial Companies, L.L.L.P. (since 2020); Principal, Edward Jones, and General Partner, The Jones Financial Companies, L.L.L.P. (1986-2019); Associate, Edward Jones (1982-1985).	16	None.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustees	Other Directorships Held During Past Five Years
Officers of the Trust
Evan S. Posner (Born: 1979)	President/ Principal Executive Officer and Secretary	Indefinite Term; President since November 2025, Secretary since July 2021	Associate General Counsel at Edward Jones (since 2018); Assistant Secretary of the Trust (2019-2021); Vice President, Counsel at Voya Investment Management (2012-2018).	N/A	N/A
Aaron J. Masek (Born: 1974)	Treasurer/ Principal Financial Officer	Indefinite Term; Since July 2016	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015).	N/A	N/A
Shwetha Shenoy (Born: 1975)	Assistant Treasurer	Indefinite Term; Since June 2025	Manager, Mutual Fund Oversight of the Finance Division, Edward Jones (since 2021); Vice President, Fund Treasurers Office, PIMCO and Assistant Treasurer for various PIMCO proprietary funds (2014-2020).	N/A	N/A
Alan J. Herzog (Born: 1973)	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since March 2022	Principal, Compliance, Edward Jones, and General Partner, The Jones Financial Companies, L.L.L.P. (since 2013); Chief Compliance Officer, Anti-Money Laundering Officer and Vice President of the Trust (2015-2019).	N/A	N/A
Gregory M. Rees (Born: 1987)	Assistant Secretary	Indefinite Term; Since December 2022	Associate General Counsel at Edward Jones (since 2021); Assistant Vice President at State Street Bank & Trust Company (2019-2021); Fund Administration Legal Contractor for State Street Bank & Trust Company (2017-2019).	N/A	N/A
Nidhi McGurn (Born: 1986)	Assistant Secretary	Indefinite Term; Since November 2024	Associate General Counsel at Edward Jones (since 2023); U.S. Investments Counsel at Mercer Investments, LLC (2018-2023); Investor Services Counsel at BBH (2016-2018).	N/A	N/A
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)

Ms. Haas and Ms. Mosbacher are “interested persons” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of the Adviser’s parent company, The Jones Financial Companies, L.L.L.P.

(3)

The “Fund Complex” consists of each series offered by the Trust, [thirteen] of which are offered in separate prospectuses and statements of additional information, and the Edward Jones Money Market Fund. Each Trustee also serves as a Trustee of the Edward Jones Money Market Fund.

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, each of the Sub-advisers, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which is discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser and its affiliates as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers, including regular reports from the Adviser regarding its ongoing oversight of the Sub-advisers and the Funds’ other service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, the Adviser and the Sub-advisers provide regular reports on the investment strategy and performance of the Funds and the Sub-advisers. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board meetings which are typically held quarterly and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Governance and Nominating Committee and an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), which are discussed in greater detail below. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the Sub-advisers, the principal underwriter, or their affiliates. In addition, the Chairman of the Board is an Independent Trustee. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of an affiliate of the Adviser as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that its leadership structure, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Michelle Keeley, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Trust. The Governance and Nominating Committee is comprised of all of the Independent Trustees of the Trust. As set forth in its charter, the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates properly submitted by shareholders to fill vacancies on the Board, if any, which must be sent to the attention of the President of the Trust in writing together with the appropriate biographical information concerning each such proposed candidate. For a candidate to be properly submitted by a shareholder, the submission must comply with the notice provisions set forth in the Governance and Nominating Committee Charter and the Trust’s By-Laws. In general, to be considered by the Governance and Nominating Committee, such nominations, together with all required biographical information, any information required to be disclosed about a candidate in the Trust proxy statement or other regulatory filing for the election of Trustees, and any other information requested by the Governance and Nominating Committee that it deems reasonable to its evaluation of the candidate, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.

The Governance and Nominating Committee identifies and screens Independent Trustee candidates for nomination and appointment to the Board and submits final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee takes into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. No one factor is controlling, either with respect to the group or any individual.

In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business. The Governance and Nominating Committee reviews its process for identifying and evaluating nominees for trustees annually in connection with the Committee’s review of its charter. The Governance and Nominating Committee met [___] times during the fiscal year ended June 30, 2026.

Timothy Jacoby, an Independent Trustee, serves as Chair of the Audit Committee of the Trust. The Audit Committee is comprised of all of the Independent Trustees of the Trust. The Audit Committee meets twice a year or more frequently as circumstances dictate. The function of the Audit Committee, with respect to each series of the Trust, is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust, including by providing independent and objective oversight over the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Trust (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management and the Board. As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee met [___] times during the fiscal year ended June 30, 2026.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Funds responsible for determining the fair value of Fund investments that do not have readily available market quotations, subject to Board oversight and certain reporting and other requirements. The Adviser has established a Valuation Committee with members from relevant departments within the Adviser to assist the Adviser in carrying out its responsibilities under Rule 2a-5 and in accordance with the Adviser’s valuation policy and procedures. The function of the Valuation Committee is to assess and manage any material risks associated with the determination of the fair value of the Funds’ investments, review the appropriateness and accuracy of fair value methodologies and monitor for circumstances that may necessitate the use of fair value pricing or a change in fair value methodologies, and to determine fair value for the Funds’ investments. The Valuation Committee typically meets on a monthly basis and more frequently as necessary.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, liquidity risk, valuation risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent auditors to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance, operational and other risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Adviser and Edward Jones as to enterprise risk management.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for a Fund to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualifications, Experience, Attributes or Skills. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, and do not constitute holding out of the Board or any trustee as having any special expertise or experience.

Ms. Haas has held a variety of leadership roles at Edward Jones and other financial services firms, in which she gained extensive experience with mutual funds and other investment products. She also currently serves on the board of a non-profit organization.

Ms. Leary-Jago has gained experience with multiple aspects of the investment management industry, including operations, risk management and compliance, through various leadership roles at investment management firms and with industry associations.

Ms. Mosbacher has significant financial services and mutual fund experience as a Principal of Edward Jones for over 33 years. Prior to her retirement in December 2019, she served as a Principal in the following areas at Edward Jones: Branch Team Inclusion & Diversity; Packaged Products Strategy; Insurance & Annuity Products; and Investment Banking. She also has experience as a director on several non-profit boards and the Insured Retirement Institute.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982. Ms. Carter has also served as an Independent Trustee on the board of another registered investment company overseeing multiple funds. She is a previous Chair of that board. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Mr. Griffith has substantial experience with the financial services industry and with federal securities laws and regulations. Mr. Griffith was a partner in the Global Finance Group of Sidley Austin LLP. His practice focused on securitization and structured finance, which encompassed term and conduit executions involving a variety of assets. Mr. Griffith worked on large, complex industrial/consumer transactions, including direct asset purchases, master trusts, and whole business securitizations for clients that included commercial and investment banks, insurance companies, and other financial institutions.

Mr. Jacoby has over 40 years of combined public accounting and investment management industry experience, which he has gained through various leadership roles at audit and investment management firms, with industry associations and on the boards of other registered funds. Mr. Jacoby has been determined to qualify as an Audit Committee Financial Expert for the Trust and the Edward Jones Money Market Fund. The Board believes Mr. Jacoby’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust and the Edward Jones Money Market Fund.

Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc. where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams. As an Executive Vice President at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 25 years of experience in the mutual fund industry. Ms. Keeley also has experience as a director on several corporate and non-profit boards, including currently serving as a director of Northeast Bank. She previously served as a director of Graywolf Press, as well as a director of American Equity Life Holding Company (“American Equity Life”) and served on the Executive Compensation and Talent Committee, and as Chair of the Investment Committee, of the board of directors of American Equity Life. Ms. Keeley also previously served as a director of the Federal Home Loan Bank of Des Moines (“FHLB”), Chair of the FHLB Board’s Finance and Planning Committee and Chair of the FHLB Board’s Human Resources and Compensation Committee.

Ms. Stam has significant experience as a managing executive and general counsel of Vanguard, a registered investment adviser, and the Vanguard mutual funds, and as an Associate Director of the SEC’s Division of Investment Management. She also serves as a trustee of the CBRE Global Real Estate Income Fund, a closed-end fund listed on the New York Stock

Exchange. Ms. Stam has substantial experience in and knowledge of the investment management industry, investment company and investment adviser regulation and operations, shareholder relations and fund governance, which provides her with important perspectives on the operation and management of the Trust.

Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company Act of 1940 and Investment Advisers Act of 1940. He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers. From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions. Mr. Tesoro serves as an Independent Trustee and Audit Committee Chair on the Board of Trustees of the BBH Trust (a mutual fund complex). Mr. Tesoro has been determined to qualify as an Audit Committee Financial Expert for the Trust and the Edward Jones Money Market Fund. The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust and the Edward Jones Money Market Fund.

Trustee Ownership of Portfolio Shares

The following table provides information, as of December 31, 2025, regarding the dollar range of beneficial ownership by each Trustee (i) in each series of the Trust and (ii) on an aggregate basis, in the Edward Jones family of investment companies, which includes each series of the Trust and the Edward Jones Money Market Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

	Mid Cap Fund	Small Cap Fund	Aggregate Ownership in the Family of Investment Companies(1)
Jean E. Carter	[None]	[Over $100,000]	[Over $100,000]
Craig A. Griffith	[$10,001-$50,000]	[$10,001-$50,000]	[Over $100,000]
Timothy Jacoby	[None]	[$50,001-$100,000]	[Over $100,000]
Michelle M. Keeley	[$50,001-$100,000]	[Over $100,000]	[Over $100,000]
Heidi Stam	[None]	[$10,001-$50,000]	[Over $100,000]
John M. Tesoro	[Over $100,000]	[Over $100,000]	[Over $100,000]
Maureen Leary-Jago	[$10,001-$50,000]	[$10,001-$50,000]	[Over $100,000]
Lena Haas	[$10,001-$50,000]	[$10,001-$50,000]	[Over $100,000]
Merry L. Mosbacher	[Over $100,000]	[Over $100,000]	[Over $100,000]
(1)

The family of investment companies includes all series of the Trust ([thirteen] of which are offered in separate prospectuses and statements of additional information) and the Edward Jones Money Market Fund.

Compensation

The Independent Trustees each receive from the Trust an annual retainer and per meeting fees (plus reimbursement of expenses) for Board meeting attendance. In addition, each Committee Chair and the Board Chair receives an additional annual retainer. This compensation (and reimbursement of expenses) is allocated pro rata among the various series comprising the Trust and the Edward Jones Money Market Fund based on the relative net assets of each series of the Trust and the Edward Jones Money Market Fund. The Independent Trustees each also may receive additional per meeting fees from the applicable series of the Trust and the Edward Jones Money Market Fund for certain special Board or Committee meetings. The Trust has no pension or retirement plan.

Set forth below is the compensation earned by the Trustees from the Trust and, in the aggregate, from the Trust and the Edward Jones Money Market Fund (together, the “Fund Complex”). Compensation information is provided for the fiscal year ended June 30, 2026.

Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex(2) Paid to Trustees
Jean E. Carter, Independent Trustee	$[____]	N/A	N/A	$[____]
Craig Griffith, Independent Trustee	$[____]	N/A	N/A	$[____]
Timothy Jacoby, Independent Trustee	$[____]	N/A	N/A	$[____]
Michelle M. Keeley, Independent Trustee	$[____]	N/A	N/A	$[____]
Heidi Stam, Independent Trustee	$[____]	N/A	N/A	$[____]
John M. Tesoro, Independent Trustee	$[____]	N/A	N/A	$[____]
Maureen Leary-Jago, Independent Trustee	$[____]	N/A	N/A	$[____]
Lena Haas, Interested Trustee(1)	None	N/A	N/A	None
Merry L. Mosbacher, Interested Trustee(1)	None	N/A	N/A	None

(1)

Mses. Haas and Mosbacher do not receive compensation from the Trust for their service as Trustees. Mses. Haas and Mosbacher receive compensation from Edward Jones or an affiliate of Edward Jones for their service as Trustees.

(2)

The “Fund Complex” consists of each series offered by the Trust, thirteen of which are offered in separate prospectuses and statements of additional information, and the Edward Jones Money Market Fund.

Code of Ethics

The Trust, the Adviser, the Sub-advisers, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, the Sub-advisers and the principal underwriter to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES

The Board has delegated proxy voting discretion to the Adviser and permits the Adviser to further delegate proxy voting responsibility to the Sub-advisers retained to provide investment advisory services to the Funds.

Consistent with that authority, the Adviser has further delegated the responsibility for voting proxies relating to portfolio securities held by each Fund to the Sub-advisers retained to provide investment advisory services to such Fund. Each Sub-adviser uses its own proxy voting policies and procedures to vote proxies. The Adviser verifies each Sub-adviser has policies and procedures governing the Sub-adviser’s proxy voting practices and conducts ongoing oversight of each Sub-adviser’s proxy voting on behalf of a Fund, including, without limitation, the Sub-adviser’s practices to manage conflicts of interest associated with votes cast on behalf of a Fund.

Notwithstanding the above, occasionally the Adviser may be required to vote proxies of a Fund’s portfolio holdings instead of the Fund’s Sub-advisers. For such instances, the Adviser has established a proxy committee (the “Proxy Committee”) and has adopted policies and procedures to ensure proxies for which the Adviser is responsible are voted in the best interest of a Fund’s shareholders and in accordance with the guidelines and procedures adopted by the Proxy Committee. The Proxy Committee utilizes the services of an independent, unaffiliated third-party proxy voting service in the administration of this function.

As applicable, the Adviser and the Sub-Advisers maintain records of all proxy votes in accordance with applicable securities laws and regulations and are responsible for gathering and providing relevant documents and records related to proxy voting to the Funds as required for the Funds to comply with applicable rules under the Investment Company Act.

A summary of the Adviser’s proxy voting policy and the Sub-Advisers’ proxy voting policies are attached as Appendix B to this SAI. Information about how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, (1) by calling 1-855-823-3611, (2) on the Funds’ website at www.bridgebuildermutualfunds.com via a direct link to Form N-PX on the SEC’s website, and (3) on the SEC’s website at www.sec.gov on Form N-PX.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shares. The control person of the Adviser is The Jones Financial Companies, L.L.L.P.

As of September 30, 2026, the Trustees and officers as a group owned less than 1% of each Fund’s outstanding shares. As of September 30, 2026, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Fund Name	Name and Address	% Ownership	Type of Ownership
Mid Cap Fund	Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	[____]%	Record
Small Cap Fund	Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	[____]%	Record

THE FUNDS’ INVESTMENT TEAMS

Olive Street Investment Advisers, LLC (the “Adviser”), 12555 Manchester Road, St. Louis, MO 63131, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Jones Financial Companies, L.L.L.P. controls the Adviser. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments.

The Adviser shall (i) provide the Trust through investment Sub-advisers with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Funds, (ii) furnish continuously an investment program for the Funds, and (iii) determine from time to time which securities or other investments shall be purchased, sold or exchanged for the Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive an investment management fee from the Funds as follows:

Fund	Annual Management Fee
(calculated daily and paid monthly)
Mid Cap Fund	0.64%
Small Cap Fund	0.64%

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Funds), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

With respect to each Fund, the Adviser has contractually agreed to waive its management fees through at least October 28, 2027, to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable by a Fund to the Fund’s Sub-advisers. Such waivers are not subject to reimbursement by the Fund.

In addition, pursuant to an operating expense limitation agreement between the Adviser and the Funds, the Adviser has contractually agreed to waive its fees and/or reimburse Fund expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes and extraordinary or non-routine expenses) to the extent necessary to limit a Fund’s total annual fund operating expenses after fee waivers and/or expense reimbursements to the amount shown below (“Expense Cap”):

Fund	Expense Cap
(as a percentage of average daily net assets)
Mid Cap Fund	0.73%
Small Cap Fund	0.73%

Any fee reductions or expense payments made by the Adviser pursuant to the operating expenses limitation agreement are subject to reimbursement by a Fund, if requested by the Adviser, in the thirty six (36) month period following such fee waiver and/or expense payment, if the aggregate amount actually paid by a Fund toward operating expenses, as accrued each month (taking into account any reimbursements) does not exceed the Expense Cap accrued for such month (i) at the time of the fee waiver and/or expense payment and (ii) at the time of the reimbursement. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

Under the Advisory Agreement, for the purposes of compensation payable to each Sub-adviser, each Fund will be deemed to have paid the Adviser, and the Adviser will be deemed to have received an amount, equal to any advisory fee payment made by a Fund directly to a Sub-adviser under a Sub-advisory Agreement. For the fiscal years ended June 30, 2024, 2025 and 2026 the management fees payable by the Funds, the amounts waived by the Adviser, the net fees paid to the Adviser, the advisory fees paid to the Funds’ Sub-advisers and the advisory fees retained by the Adviser were as follows. All figures are presented in thousands and are rounded to the nearest thousand.

		2024	2025	2026
Mid Cap Fund	Fees Accrued	$48,556	$56,842	$[___]
	Fees Waived	$22,849	$27,755	$[___]
	Net Advisory Fee Paid	$25,707	$29,087	$[___]
	Advisory Fees Paid to Sub-advisers	$25,707	$29,087	$[___]
	Advisory Fees Retained by Adviser	$0	$0	$[___]
Small Cap Fund	Fees Accrued	$46,553	$53,763	$[___]
	Fees Waived	$19,571	$23,605	$[___]
	Net Advisory Fee Paid	$26,982	$30,158	$[___]
	Advisory Fees Paid to Sub-advisers	$26,982	$30,158	$[___]
	Advisory Fees Retained by Adviser	$0	$0	$[___]

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where the Adviser has allocated a portion of the Fund’s assets away from a particular Sub-adviser, but the Board has not yet approved an advisory agreement with a replacement Sub-adviser or such replacement Sub-adviser has not yet begun managing Fund assets. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio. The duration of any such transition management services will be determined by the Adviser’s ability to identify an appropriate replacement Sub-adviser and when such replacement Sub-adviser can begin managing Fund assets.

Reliance on Manager of Managers Orders

The Adviser and the Trust have obtained an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s Sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any Sub-adviser that is affiliated with the Adviser. The adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval. Such approval was obtained for each Fund from its initial shareholder. Thus, each Fund is currently operating under the Manager of Managers Structure. The exemptive order provides that amounts payable by each Fund to its Sub-advisers under the Funds’ sub-advisory agreements need not be disclosed to shareholders. In accordance with a separate exemptive order that the Trust and the Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

The Manager of Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager of Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to Sub-advisers or material changes to sub-advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential Sub-advisers or their affiliates, which may create a conflict of interest. However, in making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the Sub-adviser’s investment process, risk management, and historical performance with the goal of retaining Sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle. The Adviser does not consider any other relationship it or its affiliates may have with a Sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a Sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a Sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-advisers and recommend their hiring, termination and replacement to the Board.

The Sub-advisers

Each Sub-adviser has agreed to furnish continuously an investment program for its assigned portion of each Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of a Fund shall be held in various securities, cash or other investments. In this connection, each Sub-adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-adviser’s management of each Fund’s assets. Each Sub-adviser shall carry out its responsibilities in compliance with: (a) each Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-advisers in writing, and (c) applicable law and related regulations.

For the fiscal years shown below, the respective Fund paid the Sub-advisers the following aggregate fees. All figures are presented in thousands and are rounded to the nearest thousand.

Fund	2024	2025	2026
Mid Cap Fund	$25,707	$29,087	$[___]
Small Cap Fund	$26,982	$30,158	$[___]

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interest, and any ownership of securities in the Funds for which he or she sub-advises. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Mid Cap Fund

Artisan Partners Limited Partnership (“Artisan Partners”), 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, is the Sub-adviser for an allocated portion of the Mid Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. Artisan Partners is a Delaware limited partnership, founded in March 2009, and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation. For its services as a Sub-adviser, Artisan Partners is entitled to receive a fee from the Mid Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026, except as noted below. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
James D. Hamel	[__]	$[___]	[__]	$[___]	[__]	$[___]
Matthew H. Kamm	[__]	$[___]	[__]	$[___]	[__]	$[___]
Jason L. White	[__]	$[___]	[__]	$[___]	[__]	$[___]
Jay C. Warner	[__]	$[___]	[__]	$[___]	[__]	$[___]
Angela S. Wu*	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
James D. Hamel	[__]	$[___]	[__]	$[___]	[__]	$[___]
Matthew H. Kamm	[__]	$[___]	[__]	$[___]	[__]	$[___]
Jason L. White	[__]	$[___]	[__]	$[___]	[__]	$[___]
Jay C. Warner	[__]	$[___]	[__]	$[___]	[__]	$[___]
Angela S. Wu*	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. There are a number of ways in which the interests of Artisan Partners’ portfolio managers and its other personnel might conflict with the interests of the Mid Cap Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each of Artisan Partners’ strategies including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams with respect to a given strategy benefit all clients within the strategy. Artisan Partners’ administrative and operational personnel divide their time among services to the Funds and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Funds.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Funds, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy, including the Funds. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a fund it manages also invests. In such a case, the investment team could harm the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management. Artisan Partners’ compliance and trade operations teams periodically perform side-by-side reviews of accounts with the highest level of risk as determined by Artisan Partners to help ensure all clients are being treated fairly and that the policies and procedures are being followed. Fee arrangements are not considered when allocating trades among clients.

Trade Aggregation and Allocation. Artisan Partners can, to the extent permitted by law, aggregate trades and allocate investment opportunities among clients, including the Funds. Artisan Partners seeks to treat all of its similarly situated clients fairly when allocating investment opportunities among clients. Artisan Partners does not consider its own interests when allocating trades, which includes, for example, the fees of a client or whether the client is a proprietary account. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and modified from time to time. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings or private placements), and allocation of investment opportunities generally, particularly opportunities that have a required minimum investment, could raise a potential conflict of interest. The potential conflicts among clients in the same strategy are mitigated because Artisan Partners’ investment teams generally try to keep all client portfolios in the same strategy invested in the same securities (excluding private investments) with approximately the same weightings (subject to certain exceptions and limitations). Investment opportunities will be allocated differently among clients in a strategy under Artisan Partners’ trading procedures due to, for example, the particular characteristics of a client, such as size of the client, cash position, liquidity needs and timing, tax status, risk tolerance and investment restrictions, or with respect to private investments, the client’s willingness and ability to invest in private investments, or for other reasons in Artisan Partners’ reasonable discretion.

Additionally, private investments and certain other investment opportunities will not be allocated pro-rata among clients in different strategies due to, among other reasons, difference in the strategic focus or objective of each strategy, including the intended concentration, exposure to different investment factors, themes or sectors, risk tolerance and desired weighting of investments. Additional factors that Artisan Partners may consider in allocating these investment opportunities between clients in different strategies, or even within the same strategy, include, without limitation: the inability to divide the investment among multiple clients; Artisan Partners’ perception of the liquidity of each client at the time of the investment and on a going-forward basis; relative exposure to market trends; the remaining term or time remaining in the investment period of each such client; the terms, structure and availability of financing in respect of an investment; the representations and diligence required for each client; the small size of an opportunity or the structure of an investment; the perceived relative value of the investment opportunity relative to other investment opportunities available to each client; the geographic focus of the investment programs of each client; the location of the investment opportunity; the credit quality and/or expected yield of the investment; and the investment programs and portfolio positions of each client for which participation is appropriate. To the extent an opportunity cannot, or in Artisan Partners’ discretion should not, be allocated among multiple clients, such opportunities may be allocated among the different clients on a basis that Artisan Partners considers fair and equitable over time.

In addition, there are instances where a particular security is held by, or appropriate for, more than one client (“cross holdings”) managed by an investment team or different investment teams due to the overlap of their investment universes; however, investment decisions for each strategy and client are generally made by the relevant investment team independently of investment decisions for another strategy or client, such that investment opportunities likely will be allocated differently among clients across such applicable investment strategies. An investment strategy or client with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy or client with a lower risk tolerance even when managed by the same investment team in a similar strategy.

As a result of the allocation of investment opportunities (and the investment focus of certain clients), the investments made for a Fund and other clients managed by the same investment team may be significantly different, and, consequently, the respective performances of such clients are expected to differ even when managed in the same strategy.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one client in a strategy are generally aggregated across all participating clients in the strategy and same way transactions may be aggregated across clients in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in an aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one client is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by utilizing different brokers or venues.

Artisan Partners may sell a security short on behalf of one client even if the same security, or another security of the same issuer, is held long by another client. Similarly, Artisan Partners is permitted to purchase a security long on behalf of one client even if the same security, or another security of the same issuer, is, or has been, sold short by another client. Artisan Partners could be viewed as having a potential conflict of interest if it sells short certain securities in a client while holding the same securities long in other clients. Conversely, Artisan Partners could be viewed as harming the performance of a client that holds a long position in the same security or other similar securities (e.g. securities in the same sector as the security sold short) for the benefit of its clients who are selling the security short if the short-selling transactions cause the market value of the security or similar securities to decline. Artisan Partners has in place policies and procedures that it believes are reasonably designed to identify and resolve actual and potential conflicts of interest related to short selling securities.

Certain clients have restrictions prohibiting the execution of transactions through one or more designated broker-dealers or they may maintain other restrictions or account limitations (e.g., instrument restrictions) that impact Artisan Partners’ ability to aggregate a given trade. As a result, Artisan Partners might be required to separate a client’s transaction from the aggregated transactions for other clients and send the client’s transaction for execution to a different broker-dealer or at a different point in time. A transaction being executed separately as a result of the client’s restriction is typically placed in the market after the aggregated transaction for all other clients is placed in the market. In addition, substitute transactions may be placed in a different instrument before or after the aggregated transaction (e.g., physical shares rather than options) and/or may not be placed at all. As a result, the trade or substitute trade for the restricted client is likely to be executed at a different point in time as compared to the aggregated transaction, which is likely to result in the restricted client receiving different returns than other clients.

Waivers to Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.

Model Delivery. Artisan Partners provides non-discretionary model portfolios to certain institutional clients and sponsors of managed account programs. Artisan Partners provides the sponsor with a model portfolio that represents the securities Artisan Partners recommends for a particular strategy and the sponsor uses the model portfolio to assist in developing one or more portfolios for itself or its clients (the model delivery programs). In a model delivery program, the frequency and timing of the model portfolio delivery is agreed upon with each sponsor and the model portfolio is typically provided on a delayed basis after Artisan Partners trades for its discretionary clients. Artisan Partners may also sequence or rotate the delivery of the model portfolio when it is being delivered to multiple sponsors. As a result, the sponsors of these programs typically receive different prices for their clients given, for example, price movements caused by market activity (including trades placed by Artisan Partners and other sponsors) and that the trades are not aggregated with Artisan Partners’ trades.

Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. [Artisan Partners had [thirteen accounts] with performance-based fees as of June 30, 2026]. None of those separate accounts were in Artisan Partners’ value equity strategy and one of those separate accounts was in Artisan Partners’ U.S. mid-cap growth strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting a Fund’s investment opportunities may also arise when a Fund and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure, such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Funds.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Fund.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Funds or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Funds, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan

Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

Artisan Partners has adopted policies that establish an information barrier around the Credit Team and EMsights Capital Group to minimize the likelihood that Confidential Information received by the Credit Team or the EMsights Capital Group will be shared with another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information (“walled-off personnel”) to prevent access to Confidential Information, and therefore to limit the restrictions on others at Artisan Partners.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for a Fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, a Fund.

Artisan Partners, its affiliates and their employees are permitted to, and frequently do, invest in Artisan Partners Funds and other pooled investment vehicles sponsored by Artisan Partners often at reduced or no fees when allowed by applicable law. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such amounts in one or more of the investment strategies managed by the investment professional (including by investing in the Funds). Artisan Partners believes that investments made in these pooled investment vehicles and franchise capital awards help align Artisan Partners’ and its employees’ financial interests with those of Artisan Partners’ clients. These pooled investment vehicles, even if they are proprietary accounts of Artisan Partners, are treated like a client account for purposes of allocation of investment opportunities.

Proxy Voting. Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on a Fund’s behalf. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that a Fund invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc. or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of Artisan Partners or an affiliate, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Funds.

Compensation. Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Mid Cap Fund. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such award amounts in one or more of the investment strategies managed by the investment professional (including by investing in Artisan Partners Funds. Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) are managed by certain portfolio managers of the Funds using strategies not offered in any Fund. Allocations to and weightings in these accounts will differ from allocations to and weightings in the Funds managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ salaried associates.

Boston Partners Global Investors, Inc. (“Boston Partners”), One Beacon Street, 30th Floor, Boston, MA 02108, is the Sub-adviser for an allocated portion of the Mid Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. Boston Partners is an autonomous subsidiary of ORIX Corporation, a financial services holding company based in Japan. For its services as a Sub-adviser, Boston Partners is entitled to receive a fee from the Mid Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Steven Pollack, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Timothy P. Collard	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
Steven Pollack, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Timothy P. Collard	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Potential Conflicts of Interest. Investment decisions for the Mid Cap Fund’s portfolio are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risks associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Compensation. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through the bonus program offered at Boston Partners, key investment professionals are rewarded primarily for strong investment performance. Boston Partners believes this aligns its team firmly with its clients’ objectives and provides the financial and work environment incentives which keep its teams in place.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

•	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

•	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

•	Investment Team Performance: the financial results of the investment group with client assets;

•	Firm-Wide Performance: the overall financial performance of Boston Partners.

The long-term incentive program offered by Boston Partners effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

The compensation program focuses on long term performance with an emphasis on 3- and 5-year results. The timing of receiving deferred compensation reinforces this emphasis. Roughly 50% of compensation is based on qualitative measures and roughly 50% is based on quantitative measures. These compensation percentages can vary based on an individual’s role in the firm.

Boston Partners retains professional compensation consultants with asset management expertise to periodically review its practices to ensure that they remain highly competitive.

Driehaus Capital Management LLC (“Driehaus”), 25 East Erie Street, Chicago, IL 60611, is the Sub-adviser for an allocated portion of the Mid Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. Driehaus is a Delaware limited liability company majority owned by Driehaus Capital Holdings LLLP (“DCH”) and minority owned by RHD Holdings LLC (“RHD”). DCH and RHD are each controlled by the Driehaus Business and Real Estate Trust (“DBRE”). Driehaus Trust Company, LLC is the sole trustee of DBRE. The principal nature of Driehaus’ business is investment advisory services. For its services as a Sub-adviser, Driehaus is entitled to receive a fee from the Mid Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Jeff James	[__]	$[___]	[__]	$[___]	[__]	$[___]
Michael Buck	[__]	$[___]	[__]	$[___]	[__]	$[___]
Prakash Vijayan	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
Jeff James	[__]	$[___]	[__]	$[___]	[__]	$[___]
Michael Buck	[__]	$[___]	[__]	$[___]	[__]	$[___]
Prakash Vijayan	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts: The portfolio managers manage the assets of more than one registered investment company (each a “fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”). Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in one or more Accounts. The same or related securities may be appropriate and desirable investments for one or more of the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by one or more Accounts in securities held by one or more other Accounts or that an Account is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that an Account pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for an Account at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are affected for one or more other Accounts. This presents a conflict between the interests of one Account and the interests of the other Accounts as well as the affiliates of Driehaus who invest in the Accounts.

Conflicts also may arise between the interests of one Account and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by one or more of the other Accounts. In addition, Driehaus’ affiliates, including the portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over another Account when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both an Account and other Accounts or when making trading decisions.

Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on the Accounts. These policies and procedures include requirements that transactions by the Accounts in the same securities that occur on the same day are average priced per execution venue when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by the Accounts for compliance with Driehaus’ policies and procedures.

Compensation: Each lead portfolio manager, portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan for each team and include a base amount calculated as a percentage of management fees paid by the accounts managed. In addition, if the performance of a given strategy exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings) and/or certain risk adjusted return formulas, the bonus pool increases as a percentage of the management fees paid by the accounts managed. Messrs. Buck and Vijayan also receive a bonus based on a percentage of their salary, which has both subjective and objective components. If Driehaus declares a profit-sharing plan contribution, the lead portfolio managers, portfolio managers and assistant portfolio managers also would receive such contribution. Each lead portfolio manager, portfolio manager and assistant portfolio manager participates in a deferred compensation plan.

Los Angeles Capital Management LLC (“LA Capital”), 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025, is the Sub-adviser for an allocated portion of the Mid Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. LA Capital is a California limited liability company organized in 2002. It is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company. For its services as a Sub-adviser, LA Capital is entitled to receive a fee from the Mid Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Daniel Arche, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Daniel Allen, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Anthony Arefian, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Edward Rackham, PhD	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
Daniel Arche, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Daniel Allen, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Anthony Arefian, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Edward Rackham, PhD	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. LA Capital has adopted policies and procedures, including brokerage and trade allocation policies and procedures, which LA Capital believes are reasonably designed to manage, monitor and prevent LA Capital from inappropriately favoring one account over another. Procedures adopted by LA Capital seek to treat all clients fairly and equally over time and to mitigate conflicts among accounts. Client accounts are managed independent of one another in accordance with client specific mandates, restrictions, and instructions as outlined in the investment management agreement, and such restrictions and instructions are monitored for compliance with the client’s investment guidelines.

LA Capital manages separate account mandates side-by-side with commingled funds or proprietary accounts in which LA Capital or its employees have an economic interest. This raises potential conflicts of interest with respect to allocation of investment opportunities because LA Capital has an incentive to favor certain accounts over other accounts that may be less lucrative to LA Capital or its affiliates, or to favor accounts in which it or its affiliates or employees are invested. In addition, the portfolio managers’ day-to-day management of multiple accounts creates a conflict of interest. Members of the portfolio management team know the size and timing of account trades, and as a result, it is possible that the portfolio managers could use this information to the advantage of certain accounts they manage and to the possible detriment of other accounts.

Furthermore, LA Capital provides investment advisory services for many clients and most advisory agreements involve customized mandates, restrictions, launch dates, overlapping benchmark constituents, and guidelines. This side-by-side management can result in investment positions or actions taken for one client account that differ from those taken in another client account, in situations where trades in one account closely precede transactions in the same securities in a different account, or in situations where clients receive different execution prices when trading the same security during the same trading day but at different times. For example, one client account can engage in short sales of or take a short position in an investment that at the same time is owned or being purchased long by another client account. Conversely, LA Capital could hold a long position in an account while at the same time taking a short position on the same issuer in another account. These situations occur due to differences in the risk and guideline constraints and exposures governing a client’s account in comparison to the other accounts managed by LA Capital. In addition, as a result of the liquidity characteristics of the securities within certain strategies, larger accounts could require extended trading horizons and experience lower completion rates on orders, higher transaction costs, and reduced performance when compared to smaller accounts in the same strategy. Additionally, certain accounts and strategies (including LA Capital proprietary accounts) have higher turnover, creating more competition between and among client accounts, which can result in increased transaction costs, decreased liquidity in an investment, and/or impacts on the security price. These positions and actions can adversely affect or benefit different accounts at different times. Similarly, the order of account rebalances may work on some occasions to the account’s advantage or disadvantage. LA Capital does not seek to ensure that all accounts receive identical execution results but seeks to manage such conflicts in a manner it believes to be fair and equitable over time.

LA Capital maintains and trades one or more proprietary accounts using strategies that may be similar or substantially different than those employed for client accounts. The management of these proprietary accounts creates conflicts of interest. In particular, LA Capital has an incentive to allocate investment opportunities, execution priority, or account risk in a manner that could favor proprietary accounts over client accounts, and proprietary accounts may trade with fewer constraints, smaller capital bases, or different liquidity considerations than client accounts. As client accounts and proprietary accounts invest in the same securities LA Capital recognizes that differences in execution timing and strategy give rise to conflicts of interest.

From time to time, enhancements to LA Capital’s investment or trading strategies may be implemented incrementally, rather than simultaneously, across accounts pursuing similar or identical investment objectives. In addition, LA Capital may evaluate certain enhancements in proprietary accounts before broader implementation. These practices may cause differences in implementation timing and results among accounts.

LA Capital takes reasonable steps to ensure fair treatment for clients in accordance with the requirements of applicable law. LA Capital will seek to achieve best execution on all trades by making well-informed execution decisions intended to maximize client value under prevailing circumstances while minimizing overall trading and implicit and explicit implementation costs. The implementation of account decisions is decided without consideration of LA Capital’s (or any of its personnel’s) pecuniary investment, or other financial interests, including without consideration of the different fees or compensation LA Capital receives from clients. Furthermore, LA Capital does not invest the assets of separately managed client accounts in commingled funds sponsored by LA Capital.

LA Capital has developed a proprietary Brokerage Allocation Randomization system designed for objectively pairing which equity broker-dealer to use when executing an account’s transactions based on regional market eligibility and suitability characteristics, as well as the broker’s perceived execution capabilities within such regional markets. The Brokerage Allocation Randomization system is automated on a weekly basis with a new pairing selection output each week. The chief trading officer or his/her designee may permit an exception to the randomization output for a variety of reasons, including but not limited to broker availability, news absorbed post-randomization, commission recapture directives, etc. For U.S. strategy accounts, equity brokers are assigned through randomized logic and the accounts are subsequently assigned to a trader by the chief trading officer or designee. For non-U.S. strategy accounts, equity brokers are assigned by randomized logic across global regions or based on strategy (e.g., emerging markets). To facilitate the Brokerage Allocation Randomization system, LA Capital’s Best Execution Committee reviews its approved equity brokers to determine regional or strategy-specific suitability and to establish standards of peer equivalency for broker eligibility in various regional markets. This general selection randomization based on review of fundamental execution quality is intended to mitigate incentives to actively direct commissions to a particular equity broker.

LA Capital uses a variety of different trading strategies and techniques in its efforts to achieve best execution for accounts. The trading strategies applied by LA Capital’s traders and/or portfolio managers may differ depending on the investment strategy, guideline restrictions, market conditions, liquidity considerations, client activity, risk tolerance levels, and/or other relevant considerations.

Account trading strategies include, but are not limited to, varying the frequency and order of account rebalances (e.g., daily, weekly, semi-monthly, monthly, or quarterly ), varying the grouping of accounts or markets traded within accounts on a particular day (e.g., trading U.S. accounts before global accounts, or rotating strategies by week), varying account turnover, aggregating trade lists, aggregating specific names within trade lists, varying names traded as a block, using third-party algorithms, using limit orders, and adjusting executing broker-dealer trade strategy instructions. LA Capital reserves the right to evaluate and implement trading strategies, methods, and processes to further its best execution mandate for client accounts.

Trading frequency for each account is determined based on a variety of factors including the applicable strategy, investment guidelines, risk metrics and turnover goals. While most accounts are currently traded at least semi-monthly, certain accounts may trade more or less frequently depending on such things as turnover goals, market conditions, and other factors unique to the strategy or markets in which the account is invested.

Proprietary accounts are traded in rotation with other similarly managed client accounts. Proprietary accounts may not receive execution priority, sequencing advantages, or preferential liquidity access due to account size, flexibility, or frequency of trading.

While each client account is managed individually with trade allocations determined prior to placing each trade with the broker, LA Capital may, at any given time, purchase or sell the same security in a block that is allocated across multiple accounts. LA Capital will generally execute transactions on an aggregate basis when it believes such aggregation is consistent with its duty to achieve best execution and complying with the account’s investment guidelines. As such, LA Capital, from time to time, evaluates account trade lists for sizable or potentially illiquid transactions that may be aggregated across several concurrent account rebalances. There are a number of variables that can influence a decision to aggregate purchases or sales into a block, including but not limited to, order size, liquidity, client trading directives, regulatory constraints, round lot requirements, and cash flows. Decisions regarding the inclusion or exclusion of specific accounts in a block transaction give rise to potential for conflicts of interest, and aggregation may operate on some occasions to the advantage of the account and on other occasions to the account’s disadvantage. LA Capital’s policies and procedures are designed to treat all clients fairly. LA Capital is not required to aggregate any particular trade. For example, an account with directed brokerage may be excluded from participating in certain block trades.

LA Capital manages accounts for which it charges a performance-based fee, an asset-based management fee, a flat fee, a combination of these types of fees, or no fees. LA Capital’s portfolio management team manage accounts in the same strategy that are charged fees under different fee rates and structures.

The management of accounts with performance-based fees has the potential to cause a conflict of interest by creating an incentive to favor accounts with performance-based fees over those without a performance fee in order to generate greater revenue for LA Capital. A similar conflict exists from managing client accounts paying a higher asset-based fee than other accounts or accounts containing assets owned by LA Capital, its employees, or its owners. Performance-based fee arrangements and higher fee-paying accounts create an incentive for LA Capital to recommend investments which may be riskier or more speculative than those which would be recommended under a flat fee, asset-based fee, or lower or no fee arrangement, as applicable.

Compensation. LA Capital’s portfolio managers participate in a competitive compensation program that is aimed at attracting and retaining talented employees with an emphasis on disciplined risk management, ethics and compliance-centered behavior. No component of LA Capital’s compensation policy or payment scheme is tied directly to the performance of one or more client portfolios or funds.

Each of LA Capital’s portfolio managers receives a base salary fixed from year to year. In addition, the portfolio managers participate in LA Capital’s profit sharing plan. The aggregate amount of the contribution to LA Capital’s profit sharing plan is based on the overall profitability of LA Capital with amounts paid to individual employees based on their relative overall compensation up to applicable legal limits. Each of the portfolio managers also is an equity holder of LA Capital and receives compensation based upon LA Capital’s overall profits. The portfolio managers are also eligible to receive a discretionary bonus from LA Capital.

LSV Asset Management (“LSV”), 155 North Wacker Drive, Suite 4600, Chicago, IL 60606, is the Sub-adviser for an allocated portion of the Mid Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. LSV is a Delaware general partnership between LSV’s management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. Both SEI Funds, Inc. and SEI Investments Company are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services as a Sub-adviser, LSV is entitled to receive a fee from the Mid Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Josef Lakonishok, Ph.D.	[__]	$[___]	[__]	$[___]	[__]	$[___]
Menno Vermeulen, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Puneet Mansharamani, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Greg Sleight	[__]	$[___]	[__]	$[___]	[__]	$[___]
Guy Lakonishok, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
Josef Lakonishok, Ph.D.	[__]	$[___]	[__]*	$[___]	[__]	$[___]
Menno Vermeulen, CFA	[__]	$[___]	[__]*	$[___]	[__]	$[___]
Puneet Mansharamani, CFA	[__]	$[___]	[__]*	$[___]	[__]	$[___]
Greg Sleight	[__]	$[___]	[__]*	$[___]	[__]	$[___]
Guy Lakonishok, CFA	[__]	$[___]	[__]*	$[___]	[__]	$[___]

* These accounts are limited partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the CCO, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and the allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or which employees may be invested, to confirm consistency with LSV’s policies and procedures.

Compensation. Dr. Lakonishok and Messrs. Vermeulen, Mansharamani, Sleight and G. Lakonishok receive a fixed base salary and bonus which is a function of overall firm profitability and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. In addition, each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests.

Russell Investment Management, LLC (“RIM”), 401 Union Street, 18th Floor, Seattle, Washington 98101, is the Sub-adviser for an allocated portion of the Mid Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. RIM is registered as an investment adviser with the SEC and was founded in 1982. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd. For its services as a Sub-adviser, RIM is entitled to receive a fee from the Mid Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Brian Causey, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Jeremy Field	[__]	$[___]	[__]	$[___]	[__]	$[___]
Evgenia Gvozdeva	[__]	$[___]	[__]	$[___]	[__]	$[___]
Christina Shockley	[__]	$[___]	[__]	$[___]	[__]	$[___]
Nick Zylkowski, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund[, except Brian Causey, who beneficially owned shares of the Fund within the dollar range of $1-$10,000].

Conflicts of Interest. RIM does not believe that there are any material conflicts with respect to its management of the Fund and other accounts managed by RIM’s portfolio managers. Regardless, to address potential conflicts of interest, RIM has adopted policies and procedures, including those which address the fair allocation of investment opportunities across client portfolios, which are designed and implemented to help ensure that all clients are treated fairly and equitably over time, regardless of their strategy, fee arrangement, or the influence of their owners or beneficiaries. In support of these policies, RIM has also implemented trade oversight and review procedures designed to monitor whether certain portfolios are being favored over other portfolios.

Compensation. RIM portfolio managers (“RIM Managers”) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.

Annual incentive awards for the RIM Managers are assessed by senior management based on the following:

•

Qualitative measures such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions.

•

Quantitative measures (performance). RIM Managers are evaluated based on quantitative performance assessments for managing the Fund. Performance assessments are customized to the specific strategies RIM implements for the Fund. For completion portfolio strategies, performance is evaluated relative to a target benchmark identified by the Adviser and the strategy’s impact on total Fund performance. For cash equitization strategies, performance is evaluated relative to a target benchmark identified by the Adviser and internal metrics that assess the success of RIM’s implementation. Evaluation is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a fund that does not have 3-years of performance history. A 5-year horizon may be used for a fund with longer absolute return assessment components.

RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of Portfolio Management. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of Portfolio Management’s recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments’ financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.

RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

For the profit-sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit-sharing plan up to 5% of eligible base pay.

Stephens Investment Management Group, LLC (“SIMG”), 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, is the Sub-adviser for an allocated portion of the Mid Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. SIMG is a subsidiary of Stephens Investments Holdings LLC. For its services as a Sub-adviser, SIMG is entitled to receive a fee from the Mid Cap Fund.

Other Accounts Managed by Portfolio Manager and Ownership of Fund Shares. The table below identifies, for the portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Ryan Crane, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
Ryan Crane, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts. SIMG manages a number of separate accounts and three other registered investment companies that utilize similar investment strategies as the Mid Cap Fund. Most of these separate accounts are charged an asset-based fee by SIMG, but one of the accounts is charged a performance fee. This account is an investment company account which pays SIMG an asset-based fee plus or minus a performance adjustment. The performance adjustment is based on the cumulative total return of the assets managed by SIMG relative to the fund’s benchmark.

The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of the client, and reviewing the performance of accounts of similar styles. Additionally, each employee of SIMG is bound by its Code of Ethics, which establishes policies and procedures designed to ensure the clients’ interests are placed before those of an individual or the firm.

Compensation. All SIMG portfolio managers receive compensation in the form of a fixed salary and performance bonus. The performance bonus can represent a significant portion of the total compensation. The amount of a portfolio manager’s bonus is a function of SIMG products’ asset-weighted one-, three-, and five-year pre-tax performance relative to the appropriate benchmark and peer group. Portfolio managers with sector specific responsibilities receive a portion of their bonus based on performance contribution and attribution analysis based on each individual’s performance within their respective sectors. Mr. Crane’s bonus as team leader is more a function of the product’s performance (in the manner described above) and less sensitive to individual stock picks. His bonus also has a subjective portion that is related in part to SIMG’s level of profitability. Additionally, SIMG portfolio managers and SIMG’s CEO own phantom shares in SIMG which entitles them to receive a portion of the overall net profits of SIMG. Performance is measured over the most recent calendar year.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), located at 600 Travis Street, Houston, Texas 77002, is the Sub-adviser for an allocated portion of the Mid Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. Vaughan Nelson is a wholly-owned subsidiary of Natixis Investment Managers LLC. For its services as a Sub-adviser, Vaughan Nelson is entitled to receive a fee from the Mid Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Dennis G. Alff, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Sundeep Khanna, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Chris D. Wallis, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
Dennis G. Alff, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Sundeep Khanna, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Chris D. Wallis, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. At Vaughan Nelson, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Mid Cap Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of these conflicts. A conflict of interest also may arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Mid Cap Fund, or sells a stock for some accounts while buying the stock for others. Another conflict which exists is the use of client commissions where a commission is paid to a broker or dealer that provides brokerage and/or research services in excess of the commission that would be charged by another broker or dealer for merely executing the same transaction (“soft dollar arrangements”).

Compensation. The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

•	Performance of the strategy managed (both absolute and relative to peers)
•	Amount of revenue derived from the strategy managed
•	Contribution to the development and execution of the firm’s investment philosophy and process
•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Mid Cap Fund and any other accounts managed.

Small Cap Fund

American Century Investment Management, Inc. (“American Century”), is a Sub-adviser for an allocated portion of the Small Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. American Century is a wholly-owned subsidiary of American Century Companies, Inc. (“ACC”), a privately held corporation. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. American Century and ACC are located at 4500 Main Street, Kansas City, Missouri 64111, and SIMR is located at 1000 E. 50th Street, Kansas City, Missouri 64110. For its services as a Sub-adviser, American Century is entitled to receive a fee from the Small Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Jeff John	[__]	$[___]	[__]	$[___]	[__]	$[___]
Ryan Cope	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Potential Conflicts of Interest. Certain conflicts of interest may arise in connection with American Century’s management of client portfolios with different investment strategies. Potential conflicts can include, for example, one investment strategy buying or selling a security while another has a different, potentially opposite, position in the same security. This may include one investment strategy taking a short position in the security of an issuer that is held long in another investment strategy (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities across client portfolios, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Management of American Century’s client portfolios is organized according to investment discipline and investment strategy. Investment disciplines include, for example, Disciplined Equity, Global Growth Equity (both U.S. and Global/Non-U.S.), Global Value Equity, Global Fixed Income, Multi-Asset Strategies, American Century Rules-Based ETF strategies, Avantis Investors strategies, and Private Investments. Within each investment discipline are one or more portfolio teams responsible for managing specific investment strategies, such as U.S. Disciplined Core Value, U.S. Small Cap Value, U.S. Large Cap Growth, Emerging Markets Equity and U.S. Core Fixed Income. In some cases, a portfolio manager or team may be responsible for managing (or assisting in managing) multiple investment strategies within or across investment disciplines. Generally, client portfolios with similar investment strategies are managed by the same portfolio management team using similar investment objectives, approaches and philosophies. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across client portfolios with similar investment strategies, which minimizes the potential for conflicts of interest. In addition, American Century maintains information barriers that restrict portfolio management teams within an investment discipline from having access to information regarding security positions, orders or transactions in client portfolios or investment strategies in other investment disciplines. If a portfolio manager or team manages or assists in managing an investment strategy in another investment discipline, that portfolio manager or team will only have access to information relating to that investment strategy and not other investment strategies within that investment discipline. The information barriers are intended to aid in preventing the misuse of portfolio holdings information or trading activity in other investment disciplines. Portfolio managers or teams that manage (or assist in managing) investment strategies across investment disciplines will not allow their access to portfolio holdings and/or trading information in one investment discipline to in any way impact decisions they make for client portfolios in other investment disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases, a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. American Century’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Compensation. American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Portfolio managers may have responsibility for multiple American Century Investments products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St Petersburg, Florida 33716, is the Sub-adviser for an allocated portion of the Small Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (NYSE “RJF”). For its services as a Sub-adviser, Eagle is entitled to receive a fee from the Small Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Matthew McGeary, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
E.G. Woods, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Jason Wulff, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Matthew Spitznagle, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation. Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,

•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,

•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and

•

All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s). A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Portfolio Manager benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

Federated MDTA LLC (“Federated MDT”), 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110, is the Sub-adviser for an allocated portion of the Small Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. Federated MDT is a wholly owned advisory subsidiary of Federated Hermes, Inc. For its services as a Sub-adviser, Federated MDT is entitled to receive a fee from the Small Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Daniel J. Mahr, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Damien Zhang, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Frederick L. Konopka, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
John Paul Lewicke	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Small Cap Fund, as applicable, “accounts”) for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Small Cap Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of a fund or other accounts or activities for which a portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute a fund’s portfolio trades and/or specific uses of commissions from a fund’s portfolio trades (for example, research or “soft dollars”). Federated MDT has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Small Cap Fund from being negatively affected as a result of any such potential conflicts.

Compensation. Federated MDT’s portfolio managers are paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market-competitive, position-specific salary range, based on the individual’s experience and performance. The annual incentive amount is determined based primarily on the performance of the investment accounts, strategies and/or products (“accounts”) which the portfolio managers manage and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance. Federated MDT’s allocated portion of the Small Cap Fund is measured against a benchmark of Russell 2000® Growth Index, and versus a designated peer group of comparable accounts. All or a portion of any annual incentive amount may be paid in cash or a combination of cash and restricted stock of Federated Hermes. The allocation or weighting given to the performance of any account for which a portfolio manager is responsible, when compensation is calculated, can vary. The performance of any such account may or may not represent a significant portion of the calculation at any point in time (and may be adjusted periodically). Investment performance is based on a variety of factors including performance versus account-specific benchmarks. Any individual allocations from the discretionary component may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), 111 Huntington Avenue, Boston, Massachusetts, 02199, is the Sub-adviser for an allocated portion of the Small Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For its services as a Sub-adviser, MFS is entitled to receive a fee from the Small Cap Fund.

Other Accounts Managed by Portfolio Manager and Ownership of Fund Shares. The table below identifies, for the portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Richard Offen	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Compensation. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of [June 30, 2026], portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

As of [June 30, 2026], the Russell 2000® Value Index was the benchmark used to measure the performance of Mr. Offen for the portion of the Small Cap Fund allocated to MFS.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate. The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is in the form of cash and/or a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, CA 92660, is the Sub-adviser for an allocated portion of the Small Cap Fund pursuant to a Sub-Advisory Agreement with the Adviser. PIMCO is registered as an investment adviser with the SEC and was founded in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick. For its services as a Sub-adviser, PIMCO is entitled to receive a fee from the Small Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Jerome Schneider	[__]	$[___]	[__]	$[___]	[__]	$[___]
Daniel Hyman	[__]	$[___]	[__]	$[___]	[__]	$[___]
Marc Seidner	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
Jerome Schneider	[__]	$[___]	[__]	$[___]	[__]	$[___]
Daniel Hyman	[__]	$[___]	[__]	$[___]	[__]	$[___]
Marc Seidner	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time are not, including for the same or similar instruments, expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or fund when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of the Fund or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a fund that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Fund (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any fund acting as underlying account.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, the Fund, and these relationships may influence PIMCO’s selection of these service providers for the Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote the Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and the Fund if the Fund determines not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to

PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and objectives fairly and equitably over time, taking into consideration relevant factors including without limitation: the nature of the security or instrument and associated risk characteristics, applicable Client account investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a de minimis amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; the availability of certain trading platforms for a Client account; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category, which may adversely affect a Client account. In addition, quantitative strategies and certain other Client account types will have access to certain trading platforms in PIMCO’s discretion that may result in priority of trade allocations over other Client accounts or more favorable execution. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. Such inconsistent positions may arise with respect to quantitative/systematic strategies, for example, when the investment model establishes a short position, and one or more other Clients maintain a long position. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Although PIMCO generally does not actively trade or manage assets on its own behalf, from time to time, PIMCO or an affiliate may invest on its own behalf, as principal, for strategic or other reasons (a proprietary investment). This may occur, for example, when the investment is an equity interest (e.g., stock or warrants) made in connection with PIMCO’s use of a product or service supplied by the issuer. In connection with these proprietary investments, PIMCO may eventually hold common stock or other publicly traded equity and may ultimately dispose of or hedge its exposure, as principal, to such proprietary investment. Such proprietary investments may be suitable for, or alternatively competitive with, a Client. In either case, PIMCO is permitted to allocate such investments away from a Client to PIMCO.

These proprietary investments can ultimately result in conflicts with Clients that also invest (including debt and equity investments) in or transact with the issuer or with other companies which may be transacting with the issuer. In other cases, a Client may be prohibited from making or disposing of an investment in the proprietary investment, or a related instrument, even when it would be in the Client’s best interest to do so. Although PIMCO will seek to mitigate and address such conflicts in a fair and reasonable manner, it may not be able to do so, and will have an incentive to favor PIMCO’s interests over the Client’s interests. PIMCO generally seeks to avoid committing to such investments if they would otherwise be suitable for and there is an investment interest on behalf of a Client; however, there is no guarantee that such measures will adequately mitigate the potential or actual conflicts, and PIMCO will have an incentive to favor its interests over a Client’s interests.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases, PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in the Fund) should also be aware that the Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to the Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees.

A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur.

Compensation. PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

•

performance measured over a variety of longer-and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; and

•	amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Russell Investment Management, LLC (“RIM”), 401 Union Street, 18th Floor, Seattle, Washington 98101, is the Sub-adviser for an allocated portion of the Small Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. RIM is registered as an investment adviser with the SEC and was founded in 1982. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by TA Associates Cayman, LLC, and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC, also hold minority, non-controlling positions in Russell Investments Group, Ltd. For its services as a Sub-adviser, RIM is entitled to receive a fee from the Small Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Brian Causey, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Jeremy Field	[__]	$[___]	[__]	$[___]	[__]	$[___]
Evgenia Gvozdeva	[__]	$[___]	[__]	$[___]	[__]	$[___]
Christina Shockley	[__]	$[___]	[__]	$[___]	[__]	$[___]
Nick Zylkowski, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund[, except Brian Causey, who beneficially owned shares of the Fund within the dollar range of $1-$10,000].

Conflicts of Interest. RIM does not believe that there are any material conflicts with respect to its management of the Fund and other accounts managed by RIM’s portfolio managers. Regardless, to address potential conflicts of interest, RIM has adopted policies and procedures, including those which address the fair allocation of investment opportunities across client portfolios, which are designed and implemented to help ensure that all clients are treated fairly and equitably over time, regardless of their strategy, fee arrangement, or the influence of their owners or beneficiaries. In support of these policies, RIM has also implemented trade oversight and review procedures designed to monitor whether certain portfolios are being favored over other portfolios.

Compensation. RIM portfolio managers (“RIM Managers”) are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.

Annual incentive awards for the RIM Managers are assessed by senior management based on the following:

•

Qualitative measures such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions.

•

Quantitative measures (performance). RIM Managers are evaluated based on quantitative performance assessments for managing the Fund. Performance assessments are customized to the specific strategies RIM implements for the Fund. For completion portfolio strategies, performance is evaluated relative to a target benchmark identified by the Adviser and the strategy’s impact on total Fund performance. For cash equitization strategies, performance is evaluated relative to a target benchmark identified by the Adviser and internal metrics that assess the success of RIM’s implementation. Evaluation is predominantly based on 1-year and 3-year measurement horizons. A 2-year horizon may be used for a fund that does not have 3-years of performance history. A 5-year horizon may be used for a fund with longer absolute return assessment components.

RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Co-Heads of Portfolio Management. Russell Investments’ compensation committee approves salaries and annual incentive awards after the Co-Heads of Portfolio Management’s recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments’ financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.

RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

For the profit-sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit-sharing plan up to 5% of eligible base pay.

Silvercrest Asset Management Group LLC (“Silvercrest”), 1330 Avenue of the Americas, 38th Fl., New York, New York 10019, is the Sub-adviser for an allocated portion of the Small Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. Silvercrest is a wholly-owned subsidiary of Silvercrest L.P., which is a limited partnership minority-owned by Silvercrest employees and a majority-interest owned by publicly-held Silvercrest Asset Management Group Inc. For its services as a Sub-adviser, Silvercrest is entitled to receive a fee from the Small Cap Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Roger W. Vogel	[__]	$[___]	[__]	$[___]	[__]	$[___]
Jeffrey C. Allen	[__]	$[___]	[__]	$[___]	[__]	$[___]
Alexander I. Waldorf	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. The portfolio managers for the Small Cap Fund manages multiple accounts, including the Small Cap Fund. Conflicts of interest may arise where the structure of financial or other benefits available to the portfolio managers differs among these accounts. The portfolio managers may advise other pooled investment vehicles that pay a performance-based advisory fee. This may create an incentive to favor such vehicles over other accounts advised by the portfolio managers. In addition, the portfolio managers may devote unequal time and attention to the funds and accounts for which he provides investment advice. As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he were to devote substantially more attention to a single fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Small Cap Fund, or make investment decisions that are similar to those made for the Small Cap Fund, both of which have the potential to adversely affect the price paid or received by the Small Cap Fund or the size of the security position obtainable for the Small Cap Fund. If the portfolio managers identify a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Small Cap Fund’s ability to take full advantage of the investment opportunity. Silvercrest has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Compensation. Compensation for the portfolio managers listed above includes an annual fixed based salary and potential incentive compensation up to a pre-determined fixed rate. The incentive compensation is primarily based on assets under management and composite portfolio performance relative to the relevant benchmark index over a rolling two-year period. The relevant index for the Small Cap Fund is the Russell 2000® Value Index. Additional incentive consideration may be awarded for professional development and contribution to the organization’s broader performance metrics.

Stephens Investment Management Group, LLC (“SIMG”), 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, is the Sub-adviser for an allocated portion of the Small Cap Fund pursuant to a Sub-advisory Agreement with the Adviser. SIMG is a subsidiary of Stephens Investments Holdings LLC. For its services as a Sub-adviser, SIMG is entitled to receive a fee from the Small Cap Fund.

Other Accounts Managed by Portfolio Manager and Ownership of Fund Shares. The table below identifies, for the portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information is shown as of June 30, 2026. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Ryan Crane, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]
Accounts Subject to Performance Fees
Ryan Crane, CFA	[__]	$[___]	[__]	$[___]	[__]	$[___]

As of June 30, 2026, the above-listed portfolio manager did not beneficially own any shares of the Fund.

Material Conflicts. SIMG manages a number of separate accounts and three other registered investment companies that utilize similar investment strategies as the Small Cap Fund. Most of these separate accounts are charged an asset-based fee by SIMG, but one of the accounts is charged a performance fee. This account is an investment company account which pays SIMG an asset-based fee plus or minus a performance adjustment. The performance adjustment is based on the cumulative total return of the assets managed by SIMG relative to the fund’s benchmark.

The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of the client, and reviewing the performance of accounts of similar styles. Additionally, each employee of SIMG is bound by its Code of Ethics, which establishes policies and procedures designed to ensure the clients’ interests are placed before those of an individual or the firm.

Compensation. All SIMG portfolio managers receive compensation in the form of a fixed salary and performance bonus. The performance bonus can represent a significant portion of the total compensation. The amount of a portfolio manager’s bonus is a function of SIMG products’ asset-weighted one-, three-, and five-year pre-tax performance relative to the appropriate benchmark and peer group. Portfolio managers with sector specific responsibilities receive a portion of their bonus based on performance contribution and attribution analysis based on each individual’s performance within their respective sectors. Mr. Crane’s bonus as team leader is more a function of the product’s performance (in the manner described above) and less sensitive to individual stock picks. His bonus also has a subjective portion that is related in part to SIMG’s level of profitability. Additionally, SIMG portfolio managers and SIMG’s CEO own phantom shares in SIMG which entitles them to receive a portion of the overall net profits of SIMG. Performance is measured over the most recent calendar year.

SERVICE PROVIDERS

Administrator

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, acts as Administrator to the Trust pursuant to an Administrative Agency Agreement. As Administrator, BBH provides certain services to the Trust, including, among other responsibilities, administrative, tax, legal, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Funds. In addition, BBH makes available the personnel and facilities to provide such services. In its capacity as Administrator, BBH does not have any responsibility or authority for the portfolio management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administrative Agency Agreement, the Trust has agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties.

For the fiscal years ended June 30, 2024, 2025 and 2026, the Funds paid the following amounts to BBH for administrative and fund accounting services. All figures are presented in thousands and are rounded to the nearest thousand.

Fund	2024	2025	2026
Mid Cap Fund	$293	$321	$[___]
Small Cap Fund	$289	$315	$[___]

Custodian

BBH also acts as Custodian to the Trust. In this capacity, BBH holds all cash and, directly or through a book entry system or an agent, securities of each Fund, delivers and receives payment for securities sold by such Fund, collects income from investments of each Fund and performs other duties as set forth in the Custodian Agreement between the Trust, on behalf of the Funds, and BBH. BBH does not participate in decisions relating to the purchase and sale of securities by the Funds.

Transfer Agent

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100 Denver, Colorado 80203, acts as the Funds’ Transfer Agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement with the Trust. ALPS Fund Services, Inc. is an affiliate of ALPS Distributors, Inc., the Funds’ principal underwriter.

Legal Counsel

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, PA 19103-3007, serves as legal counsel to the Trust.

Kirkland & Ellis LLP, 1301 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

[________________], One North Wacker Drive, Chicago, Illinois 60606, is the Funds’ independent registered public accounting firm, providing audit services, tax services and assistance with respect to filings with the SEC.

EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Sub-Advisory Agreement states that, with respect to the portion of a Fund managed by each of the Sub-advisers, that Sub-adviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that each Sub-adviser shall only direct orders to an affiliated person of that Sub-adviser in accordance with Board-adopted procedures and/or the 1940 Act. In general, a Sub-adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Sub-adviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty of executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the relevant Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, each Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction.

Subject to such policies as the Adviser and the Board may determine, a Sub-adviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Sub-Advisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to a Sub-adviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if a Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or each Sub-adviser’s or the Adviser’s overall responsibilities with respect to the applicable Fund or other advisory clients. Each Sub-adviser is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of either. Such allocation shall be in such amounts and proportions as a Sub-adviser shall determine. Each Sub-adviser shall report on such allocations regularly to the Adviser and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations. The Sub-advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-advisers will be in addition to and not in lieu of the services required to be performed by the Sub-advisers under the Sub-Advisory Agreements.

On occasions when a Sub-adviser deems the purchase or sale of a security to be in the best interest of the relevant Fund as well as other clients of a Sub-adviser, each Sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by a Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

For the fiscal years ended June 30, 2024, 2025 and 2026, the Funds paid the following aggregate brokerage commissions on portfolio transactions. All figures are presented in thousands and are rounded to the nearest thousand.

Fund	2024	2025	2026
Mid Cap Fund	$3,919	$5,263	$[___]
Small Cap Fund	$2,377	$3,019	$[___]

Material increases or decreases in aggregate commissions paid by a Fund were primarily attributable to an increase or decrease in the number of trades placed by the Fund. The number of trades placed reflects many factors, including market conditions, changes in a Fund’s assets, and changes in the allocation of a Fund’s assets amongst the Sub-Advisers of the Fund.

For the fiscal years ended June 30, 2024, 2025 and 2026, the Funds did not pay any underwriting commissions to their principal underwriters.

For the fiscal years ended June 30, 2024, 2025 and 2026, the Mid Cap Fund paid the following aggregate brokerage commissions on portfolio transactions effected by an affiliated broker, Raymond James & Associates, Inc., of the Sub-Adviser directing the transactions, Eagle Asset Management, Inc. Raymond James & Associates, Inc., is an affiliated broker of the Mid Cap Fund by virtue of the fact that it and Eagle Asset Management, Inc., are under the common control of Raymond James Financial, Inc.

Mid Cap Fund	2024	2025	2026
Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliated Brokers	$120	$880	$[___]
Percentage of Total Brokerage Commissions Paid to Affiliated Brokers	0.003%	0.017%	[___]%

For the fiscal year ended June 30, 2026, the Funds entered into transactions directed to broker-dealers because of research services provided in the following amounts. All figures are presented in thousands and are rounded to the nearest thousand.

Fund	Total Commissions Paid to Broker-Dealers for Research Services	Amount of Related Transactions
Mid Cap Fund	$[___]	$[___]
Small Cap Fund	$[___]	$[___]

For the fiscal year ended June 30, 2026, the Funds held the securities of their “regular broker-dealers” (as such term is defined in the 1940 Act) in the following amounts. All figures are presented in thousands and are rounded to the nearest thousand.

Fund	Regular Broker or Dealer	Aggregate Holdings as of June 30, 2026
Mid Cap Fund	[JEFFERIES, LLC.]	$[___]
Small Cap Fund	[JEFFERIES, LLC.]	$[___]

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of a Fund upon liquidation or dissolution. Each Fund votes on all matters solely affecting the Fund (e.g., approval of the Advisory Agreement). All series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV of each Fund is determined by dividing the value of the Fund’s total net assets by the total number of shares outstanding. For purposes of calculating the NAV, portfolio securities and derivative instruments are valued using valuation methods adopted by the Board.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Funds. The Adviser performs the fair value determination relating to the Funds’ investments that do not have readily available market quotations, subject to Board oversight and certain reporting and other requirements. The Adviser monitors the continual appropriateness of valuation methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

The Adviser has established a Valuation Committee to assist the Adviser in carrying out its responsibilities under Rule 2a-5. The Committee meets monthly, or more frequently as necessary, to assess and manage any material risks associated with the determination of the fair value of the Funds’ investments, review the appropriateness and accuracy of fair value methodologies, and monitor for circumstances that may necessitate the use of fair value pricing or a change in fair value methodologies, and to determine fair value for the Funds’ investments. In establishing a fair value for an investment, the Adviser uses valuation methodologies established by the Adviser and may consider inputs and methodologies provided by, among others, third-party independent pricing services and/or independent broker dealers.

In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, a Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value.

Foreign securities, currencies and other assets denominated in currencies other than U.S. dollars are translated to dollars using exchange rates obtained from independent pricing services. All assets denominated in foreign currencies will be converted to U.S. dollars using the applicable currency exchange rates as of the close of the NYSE. Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments.

Fixed-income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds (other than short-term securities) are valued using that day’s bid price provided by an independent pricing service, where such a bid price is available. The independent pricing service’s internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, trade information, market color, credit risks/spreads, default rates and quoted prices for similar assets and the securities’ terms and conditions. Mortgage- and asset-backed securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data and packaged collateral performance, as available. Short-term securities with 60 days or less remaining to maturity when acquired by a Fund are generally valued on an amortized cost basis, which approximates fair value.

Equity securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange on which there have been no sales may be fair valued using a methodology determined by the Valuation Committee. Securities and financial instruments for which prices are not available from an independent pricing service may be fair valued using market quotations obtained from one or more dealers that make markets in the respective securities in accordance with the Adviser’s fair value procedures which were approved by the Board.

Exchange traded financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are fair valued at the last reported sales or settlement price. If there was no sale activity, the financial derivative is fair valued at the mean between the highest bid and lowest ask price on the relevant exchange closest to the close of the NYSE. Swap contracts are marked to market daily based on quotations provided by an independent pricing service.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS AND PURCHASES IN-KIND

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

Redemptions In-Kind

The Funds have reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. Each Fund does not intend to hold more than 15% of its portfolio in illiquid investments that are assets. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid investments, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption. Under normal circumstances, the Funds do not anticipate that they would selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such investments are included in the distribution, shareholders may not be able to liquidate such investments and may be required to hold such investments indefinitely. Shareholders’ ability to liquidate such investments distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the investments or by law. Shareholders may only be able to liquidate such investments distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these investments by the recipient.

Purchases In-Kind

Subject to the approval of the applicable Fund, an investor may purchase shares of the Fund with securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser or Sub-adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Each Fund will make distributions of dividends and capital gains, if any, at least annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

All distributions will be reinvested in shares of the relevant Fund. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. In January of each year, each Fund will issue to each shareholder a statement of the U.S. federal income tax status of all distributions to each shareholder.

Tax Information

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds’ Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. The summary is very general, and except as expressly discussed below, does not address investors subject to special rules, such as non-U.S. investors and investors who hold shares through an individual retirement account, 401(k) or other tax-advantaged account. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

You are urged to consult your own tax advisor regarding your investment in the Funds.

Qualification as a Regulated Investment Company

Each Fund has elected or will elect and intends to continue to qualify each year to be taxed as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements applicable to RICs under the Code, so that the Fund will not be subject to any federal income or excise taxes. However, no Fund can give assurances that its distributions will be sufficient to eliminate all taxes. If a Fund fails to qualify as a RIC under Subchapter M of the Code and to qualify for certain relief provisions, it will be taxed as a regular corporation.

In order to qualify as a RIC, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency, or other income (generally including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”). Each Fund must also satisfy the following two asset diversification tests. At the end of each quarter of the Funds’ taxable year: (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% of the total combined voting power of all classes or stock entitled to vote of such issuers) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). Each Fund must also distribute each taxable year to its shareholders at least the sum of 90% of the Fund’s net investment income (which generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of the Fund’s net tax-exempt interest income, if any (the “Distribution Requirement”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of any Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders

Each Fund’s ordinary income generally consists of interest on investments and dividend income. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you.

Distributions of net investment income (other than distributions of exempt-interest dividends) and net short-term capital gains are taxable to shareholders at ordinary income tax rates or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares. Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income.

Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Funds, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. In addition, certain investment strategies may limit a Fund’s ability to make distributions that are treated as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders, currently set at a maximum rate of 20%, regardless of the length of time they have held their shares. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders of some Funds, a Fund’s distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. In addition, certain of the other Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Capital gains distributions are not eligible for the dividends received deduction for corporate shareholders. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.

Distributions of capital gain and distributions of net investment income received shortly after the purchase of shares reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares just prior to a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you are taxed on the distribution even though, as an economic matter, the distribution represents a return of your investment. For example, if on December 24, you invest $5,000, buying 500 shares at $10 each and on December 27, a Fund declares a dividend distribution of $1 per share with an ex-dividend date of December 27, such Fund’s share price will drop to $9. Assuming no other changes in market prices, you would continue to have $5,000 (500 shares x $9 = $4,500 in share value, plus 500 shares x $1 = $500 in dividend distributions), but you would owe tax on the $500 dividend distribution even if you reinvest it in more shares. This is known as “buying a dividend” and generally should be avoided by taxable investors.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income, exempt-interest dividends, and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Sales, Exchanges or Redemptions

Sales, exchanges, or redemptions of a Fund’s shares may be taxable transactions for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who holds shares as a capital asset will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain or a tax-exempt interest dividend distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution or disallowed to the extent of tax-exempt interest dividend distributions. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale.

Each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders cost basis information for purchases of Fund shares. Each Fund is also required to report whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the default cost basis method which, if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

Backup Withholding

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of a non-exempt shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS for failure to properly report payments of interest or dividends; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Foreign Taxes

Each Fund may invest in foreign securities and therefore may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund) and (ii) must treat the amounts so included as if the shareholder had paid the foreign tax directly. The shareholder is then entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions. In this case, these taxes will be taken as a deduction by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Tax Treatment of Complex Securities

The Funds may invest in complex securities and these investments may be subject to numerous special and complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

With respect to investments in STRIPS, TRs, and other zero-coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, the Funds may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Any security or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, of the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses; and that the deduction of interest and carrying charges attributable to certain straddle position may be deferred. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain forward and options contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of their taxable year generally will be required to be “marked-to-market” for federal income tax purposes and deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short–term capital gain or loss. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when an adviser might not otherwise have chosen to do so and which may result in a taxable gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by each Fund. Under these rules, foreign exchange gain or loss realized with respect to debt securities and certain foreign currency forward contracts is treated as ordinary income or loss. Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward any foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Fund may have to distribute to its shareholders certain “phantom” income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Fund’s distribution requirement and to avoid imposition of the 4% excise tax described above. A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

A Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so.

U.S. REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Non-U.S. Investors

Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at a 30% rate (or a lower treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Obligations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of RICs are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

State Taxes

Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

The foregoing discussion regarding federal and state income taxation is for general information only. It is based on tax laws and regulations as in effect on the date of this SAI and is subject to change by legislative or administrative action. Shareholders should consult their tax advisor concerning the federal, state, local, and foreign tax consequences of an investment in a Fund.

DISTRIBUTOR

ALPS Distributors, Inc. (“ALPS Distributors”), 1290 Broadway, Suite 1100, Denver Colorado 80203, acts as principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement (the “Distribution Agreement”) between ALPS Distributors and the Trust, on behalf of the Funds, ALPS Distributors acts as the Trust’s principal underwriter and distributor (the “Distributor”) and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. ALPS Distributors is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

After its two year initial term, the Distribution Agreement between the Trust and ALPS Distributors continues in effect only if such continuance is specifically approved at least annually by the Board or the vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, including a majority of the Independent Trustees, or by ALPS Distributors on a 180-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

FINANCIAL STATEMENTS

The audited financial statements, accompanying notes and report of [XXXX], the Funds’ independent registered public accounting firm, which are included in each Fund’s Form N-CSR filing for the fiscal year ended June 30, 2026, are incorporated by reference in this SAI and are so incorporated by reference in reliance upon such report of [_____________] given upon the authority of such firm as experts in auditing and accounting.

Copies of the Funds’ annual financial statements are available, upon request and without charge, by calling the applicable Funds at 1-855-823-3611, by visiting www.bridgebuildermutualfunds.com, or by writing to the following address:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street Suite 219062

Kansas City, MO 64105-1407

The full portfolio holdings for the Funds from their Form N-CSR filing with the SEC is incorporated by reference into this SAI.

APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Commercial Paper Ratings

The global short-term Prime rating scale described elsewhere in this section is used to rate commercial paper issued by U.S. municipalities and non-profits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

S&P GLOBAL RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P imputes; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s—Municipal Bond Ratings

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of S&P’s Commercial Paper Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used as indications of the likelihood of repayment in accordance with the terms of the issuance.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial default risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of default risk.

C: Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICIES

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

ARTISAN PARTNERS LIMITED PARTNERSHIP

BOSTON PARTNERS GLOBAL INVESTORS, INC

DRIEHAUS CAPITAL MANAGEMENT LLC

EAGLE ASSET MANAGEMENT, INC.

FEDERATED MDTA LLC

LOS ANGELES CAPITAL MANAGEMENT LLC

LSV ASSET MANAGEMENT

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

RUSSELL INVESTMENT MANAGEMENT, LLC

SILVERCREST ASSET MANAGEMENT GROUP LLC

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

(collectively, the “Sub-advisers”)

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

PROXY VOTING POLICY

I.	POLICY

The Adviser has contractually delegated the Funds’ proxy voting authority to each of its respective Sub-advisers, as applicable. The Adviser undertakes an evaluation to verify a Sub-adviser has policies and procedures reasonably designed to ensure the Sub-adviser votes proxies in a Fund’s best interest and address material conflicts of interest. The Adviser is also responsible for monitoring the proxy voting of the Sub-advisers on an ongoing basis to obtain reasonable assurance that the Sub-advisers fulfill their obligations to vote in accordance with their proxy voting policies.

The Adviser will report to the Board as necessary regarding the compliance of the Adviser’s proxy voting guidelines and each Sub-adviser’s proxy voting guidelines with such SEC standards, including the procedures that the Adviser and each Sub-adviser uses when a vote presents a conflict between the interest of Fund shareholders and those of the Adviser or any Sub-adviser, respectively. The Sub-advisers shall report to the Adviser on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. The Adviser shall provide such reports to the Board at least annually, and, if applicable, will identify any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

Notwithstanding the above, occasionally the Adviser may be required to vote proxies of a Fund’s portfolio holdings instead of the Fund’s Sub-advisers. For such instances, the Adviser has established a proxy committee (the “Proxy Committee”) and has adopted policies and procedures to ensure proxies for which the Adviser is responsible are voted in the best interest of a Fund’s shareholders and in accordance with the guidelines and procedures adopted by the Proxy Committee. The Proxy Committee utilizes the services of an independent, unaffiliated third-party proxy voting service in the administration of this function.

II.	PROCEDURES

A.  Proxy Committee

1.	Summary of Responsibilities:
a.	Monitor for material conflicts of interest and, if identified, address such conflicts according to the procedures set out in this policy.
b.	At least annually:

1.

Retain and conduct periodic due diligence on an independent, unaffiliated third-party proxy service provider selected to assist in the provision of research, administration, recordkeeping, and vote execution.

2.

Evaluate whether the Proxy Committee’s approach to proxy voting continues to best serve the interests of the Funds, including, but not limited to: (i) assessing whether a uniform approach to proxy voting remains appropriate; (ii) determining if certain categories of proxies warrant different analyses; (iii) analyzing the membership of the Proxy Committee; and (iv) ascertaining if the oversight of the third-party service provider remains sufficiently robust.

B.  Third Party Proxy Service Provider

1.

The Proxy Committee has retained an independent, unaffiliated third-party proxy voting service (“Voting Service”) to assist in the administration of its proxy voting program. The Proxy Committee conducts ongoing due diligence of the Voting Service to ensure continued compliance. The services provided by the Voting Service, include:

a.	Analyzing proxy issues and issue voting recommendations based on the approved voting guidelines.
1.

The Proxy Committee has adopted the Voting Service’s voting guidelines (“Voting Guidelines”) for the United States, which are available at the following link: https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf.

b.	Facilitating vote administration and execution;
c.	Maintaining all proxy-related information on a secure website, including meeting dates, agenda, research materials, recommendations, and votes cast;
d.	Ensuring all necessary materials, including voting history and proxy ballots, are maintained according to regulatory recordkeeping standards; and
e.	Periodically evaluating its Voting Guidelines for the United States.

C.  Proxy Voting Guidelines

The Proxy Committee will utilize the Voting Guidelines when evaluating proxies, although it may elect to deviate from the Guidelines if it determines such a deviation is in the best interests of the Funds.

D.  Voting Process

1.

Factors to be Considered: The Proxy Committee may consider numerous factors when analyzing a proxy ballot. Thus, while a degree of consistency is anticipated, the facts and circumstances of different ballots may result in dissimilar voting decisions on similar subject matters. The Proxy Committee may seek and consider information about votes on behalf of the Funds from representatives of the Adviser that are not members of the Committee. In certain situations, the Proxy Committee may conclude it is in the best interests of the Funds to abstain from voting a ballot. This may occur if the Voting Service did not issue a recommendation, the Voting Guidelines do not cover an issue, or the Committee determines that under the facts and circumstances the Fund’s best interest is met through abstention.

2.	Voting Routine & Non-Routine Proxy Matters

a.

Routine Proxies are those for which the Proxy Committee votes according to the Voting Guidelines. These are typically those matters appearing regularly and consistently at each annual meeting of shareholders, such as the shareholder vote on whether to ratify the issuer’s selection of an outside auditor or elect a board of directors.

1.	A third-party proxy voting agent, Broadridge, applies the Voting Services’ voting recommendations to analyze proxy issues and executes votes on behalf of the Funds.
2.

Routine proxy ballots will be made available to the Proxy Committee, but no meeting or formal vote is required unless requested by a voting member. If a formal vote is requested, the Proxy Committee follows the voting process for Non-Routine Proxies.

b.

Non-Routine Proxies are those where the Voting Service has not issued a recommendation, or the Proxy Committee otherwise determines it is in the best interest of the Funds to conduct its own analysis. These are typically those matters which are more idiosyncratic in substance and timing, such as shareholder votes on proposed mergers, acquisitions, or other matters proposed by a shareholder or group of shareholders.

1.

Non-Routine Proxies regarding individual stocks (“Non-Routine Equity Proxies”) require evaluation by a member of Product Guidance to recommend whether the Proxy Committee should adhere to Voting Services’ recommendation, or whether a different vote should be cast.

a.	The opinion of Product Guidance, along with all relevant materials, shall be circulated to the Proxy Committee.
b.	Each voting member of the Proxy Committee will vote on Non-Routine Equity Proxies, with the exception of Investment Manager Research.
c.	The Proxy Committee will vote, and the results of the vote, along with all supporting materials, will be recorded and maintained in the Committee’s official records.

2.

Non-Routine Proxies regarding mutual funds, exchange-traded funds, and money market funds (“Non-Routine Fund Proxies”) require evaluation by analysts from Investment Manager Research to recommend whether the Proxy Committee should adhere to the Voting Services’ recommendation, or whether a different vote should be cast.

a.	The opinion of Investment Manager Research, along with all relevant materials, shall be circulated to the Proxy Committee.
b.	Each voting member of the Proxy Committee will vote on Non-Routine Fund Proxies, with the exception of Product Guidance.
c.	The results of the vote, along with all supporting materials, will be recorded and maintained in the Committee’s official records.

E.  Conflicts of Interest

1.

To help eliminate potential conflicts, whenever possible, the responsibility for initial proxy review and vote recommendation is given to the Voting Service. By leveraging the Voting Service, along with its Voting Guidelines, the likelihood of material conflicts is reduced.

a.

Where the Proxy Committee intends to deviate from the Voting Services’ recommendation and/or Voting Guidelines, the Proxy Committee will identify and address any material conflicts of interest, if applicable, to ensure the voting decision is exclusively rooted in the Funds best interest. The Proxy Committee will also create and maintain a record explaining the reason(s) for its decision, along with the results of its conflicts of interest analysis.

[Insert Sub-Adviser Proxy Policies]

BRIDGE BUILDER TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Agreement and Declaration of Trust.

	(i)	Agreement and Declaration of Trust dated January 10, 2013, is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(i)(A)

Amendment No. 1, dated September 8, 2021, to the Agreement and Declaration of Trust is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

	(ii)	Certificate of Trust dated December 18, 2012, is herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(b)	By-Laws

	(i)	Amended and Restated By-Laws dated May 22, 2013, are herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(ii)

Amendment No. 1, dated September 8, 2021, to the Amended and Restated By-Laws is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(c)

Instruments Defining Rights of Security Holders – See Article III and Article V of the Registrant’s Agreement and Declaration of Trust, which was filed on March 3, 2013. See also Article V of the Registrant’s By-Laws, which are herein incorporated by reference to the Registration Statement filed on Form N-1A on March 3, 2013.

(d)	(i)(A)	Investment Advisory Agreement dated July 10, 2013, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(i)(B)

Updated Schedule A to the Investment Advisory Agreement, dated as of February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(i)(C)

Amendment to the Investment Advisory Agreement, dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(i)(D)

Amendment No. 2 to the Investment Advisory Agreement, dated February 16, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(i)(E)

Amendment No. 3 to the Investment Advisory Agreement, dated December 2, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

	(i)(F)	Form of Investment Advisory Agreement is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 48 on July 15, 2021.

(ii)(A)

Amended and Restated Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.), dated September 6, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024

(ii)(B)

Amendment No. 1 to the Amended and Restated Investment Sub-Advisory Agreement (Robert W. Baird & Co., Inc.), dated September 1, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(iii)(A)

Investment Sub-Advisory Agreement (J.P. Morgan Investment Management Inc.) dated August 1, 2013, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(iii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management Inc.), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(iii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management Inc.), effective December 1, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(iii)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management Inc.), effective December 1, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 61 on October 27, 2023.

(iii)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management Inc.), effective December 1, 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(iv)(A)

Investment Sub-Advisory Agreement (PGIM, Inc., f/k/a Prudential Investment Management, Inc.) dated August 2, 2013, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(iv)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (PGIM, Inc., f/k/a Prudential Investment Management, Inc.), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(iv)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (PGIM, Inc., f/k/a Prudential Investment Management, Inc.), dated December 1, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(v)(A)

Investment  Sub-Advisory Agreement (Artisan Partners Limited Partnership) dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(v)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(v)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated November 29, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(v)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated June 8, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(v)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated December 1, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(v)(F)

Amendment No. 5 to the Investment Sub-Advisory Agreement (Artisan Partners Limited Partnership), dated December 1, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(vi)(A)

Investment  Sub-Advisory Agreement (Barrow, Hanley, Mewhinney & Strauss, LLC), dated November 17, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(vi)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Barrow, Hanley, Mewhinney & Strauss, LLC) dated May 18, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(vii)(A)

Investment  Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(vii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(vii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(vii)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated October 1, 2018, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 38 on October 26, 2018.

(vii)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated December 1, 2020 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(vii)(F)

Amendment No. 5 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated October 27, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(vii)(G)

Investment Sub-Sub-Advisory Agreement between BlackRock Investment Management, LLC and BlackRock International Limited, dated October 27, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(vii)(H)

Investment Sub-Sub-Advisory Agreement between BlackRock Investment Management, LLC and BlackRock (Singapore) Limited, dated October 27, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(vii)(I)

Amendment No. 6 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated December 1, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(vii)(J)

Amendment No. 7 to the Investment Sub-Advisory Agreement (BlackRock Investment Management, LLC), dated December 1, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(viii)(A)

Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(viii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(viii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(viii)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated November 14, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(viii)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated December 1, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(viii)(F)

Amendment No. 5 to the Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated December 1, 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(viii)(G)	Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.), dated [•], to be filed by amendment.

(ix)(A)

Investment  Sub-Advisory Agreement (Eagle Asset Management, Inc.), dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(ix)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(ix)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(ix)(D)	Investment Sub-Advisory Agreement (Eagle Asset Management, Inc.) dated [•], to be filed by amendment.

(x)(A)

Investment  Sub-Advisory Agreement (Jennison Associates LLC), dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(x)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(x)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(x)(D)

Amendment No. 3, effective December 1, 2017, to the Investment Sub-Advisory Agreement (Jennison Associates LLC) is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(x)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated November 14, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(x)(F)

Amendment No. 5 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated October 27, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(x)(G)

Amendment No. 6 to the Investment Sub-Advisory Agreement (Jennison Associates LLC), dated December 1, 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xi)(A)

Investment Sub-Advisory Agreement (Lazard Asset Management LLC), dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xi)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Lazard Asset Management LLC), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xi)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Lazard Asset Management LLC), effective December 1, 2018, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xi)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Lazard Asset Management, LLC), dated December 1, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xii)(A)

Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP), dated July 1, 2018, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 38 on October 26, 2018.

(xii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP), effective December 1, 2018, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Sustainable Growth Advisors, LP), dated December 1, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(xiii)(A)

Investment  Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xiii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xiii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xiii)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Silvercrest Asset Management Group LLC), dated December 1, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xiv)(A)

Investment  Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xiv)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xiv)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xiv)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated August 23, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xv)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated December 1, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(xiv)(F)

Amendment No. 5 to the Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated December 1, 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xiv)(G)	Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, LP), dated [•], to be filed by amendment.

(xv)(A)

Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated February 19, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 7 on March 30, 2015.

(xv)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xv)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), effective December 1, 2018, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xv)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated December 1, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xv)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated December 1, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(xv)(F)

Amendment No. 5 to the Investment Sub-Advisory Agreement (Wellington Management Company, LLP), dated December 1, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xvi)(A)

Amended and Restated Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated April 15, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(xvi)(B)

Amendment No. 1 to the Amended and Restated Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated December 1, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xvi)(C)

Amendment No. 2 to the Amended and Restated Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.) dated December 1, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(xvi)(D)

Amendment No. 3 to the Amended and Restated Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.) dated January 1, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(xvi)(E)

Amendment No. 4 to the Amended and Restated Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated December 2, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(xvi)(F)

Amendment No. 5 to the Amended and Restated Investment Sub-Advisory Agreement (T. Rowe Price Associates, Inc.), dated October 17, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xvii)(A)

Investment Sub-Advisory Agreement (FIAM LLC, f/k/a Pyramis Global Advisors, LLC), dated August 14, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(xvii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (FIAM LLC, f/k/a Pyramis Global Advisors, LLC) dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xvii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (FIAM LLC) dated December 1, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xvii)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (FIAM LLC), effective December 1, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(xvii)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (FIAM LLC), effective December 1, 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xviii)(A)

Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC), dated June 12, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xviii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xviii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Metropolitan West Asset Management, LLC), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xix)(A)

Investment  Sub-Advisory Agreement (Loomis, Sayles & Company, L.P.), dated June 12, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xix)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Loomis, Sayles & Company, L.P.), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xix)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Loomis, Sayles & Company, L.P.), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xix)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Loomis, Sayles & Company, L.P.), dated October 1, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xix)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (Loomis, Sayles & Company, L.P.), effective December 1, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(xix)(F)

Amendment No. 5 to the Investment Sub-Advisory Agreement (Loomis, Sayles & Company, L.P.) dated February 26, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(xix)(G)

Amendment No. 6 to the Investment Sub-Advisory Agreement (Loomis, Sayles & Company, L.P.), dated December 1, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(xix)(H)

Amendment No. 7 to the Investment Sub-Advisory Agreement (Loomis, Sayles & Company, L.P.), dated December 1, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xx)(A)

Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated March 5, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xx)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xx)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xx)(D)

Amendment No.  3 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), effective December  1, 2018, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xx)(E)

Amendment No. 4 to the Investment Sub-Advisory Agreement (Mondrian Investment Partners Limited), dated December 1, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(xxi)(A)

Investment Sub-Advisory Agreement (WCM Investment Management), dated March 5, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14 on July 6, 2015.

(xxi)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (WCM Investment Management), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxi)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (WCM Investment Management), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxii)(A)

Investment  Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated May 22, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(xxii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated May 18, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 30 on October 27, 2016.

(xxii)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxii)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Stephens Investment Management Group LLC), dated December 1, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xxii)(E)	Investment Sub-Advisory Agreement (Stephens Investment Management Group, LLC), dated [•], to be filed by amendment.

(xxii)(F)	Amendment to the Investment Sub-Advisory Agreement (Stephens Investment Management Group LLC), dated [•], to be filed by amendment.

(xxiii)(A)

Amended and Restated Investment Sub-Advisory Agreement (LSV Asset Management), dated April 14, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(xxiii)(B)	Amendment to the Amended and Restated Investment Sub-Advisory Agreement (LSV Asset Management), dated [•], to be filed by amendment.

(xxiv)(A)

Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated March 27, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxiv)(B)

Amendment to the Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxiv)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated December 1, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xxiv)(D)

Amendment No. 3 to the Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated March 1, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xxiv)(E)	Amendment No. 4 to the Investment Sub-Advisory Agreement (Pacific Investment Management Company), dated [•], to be filed by amendment.

(xxv)(A)

Investment  Sub-Advisory Agreement (Pzena Investment Management LLC), dated October 15, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxv)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (Pzena Investment Management LLC), dated June 9, 2017, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xxv)(C)

Amendment No. 2 to the Investment Sub-Advisory Agreement (Pzena Investment Management LLC), dated December 1, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(xxvi)(A)

Investment Sub-Advisory Agreement (Diamond Hill Capital Management, Inc.), dated December 1, 2018, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xxvi)(B)

Amendment No. 1 to Investment Sub-Advisory Agreement (Diamond Hill Capital Management, Inc.), dated April 13, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(xxvi)(C)

Amendment No. 2 to Investment Sub-Advisory Agreement (Diamond Hill Capital Management, Inc.), dated December 1, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xxvi)(D)	Investment Sub-Advisory Agreement (Diamond Hill Capital Management, Inc.), dated [•], to be filed by amendment.

(xxvii)(A)

Investment  Sub-Advisory Agreement (Massachusetts Financial Services Company (d/b/a MFS Investment Management)), dated December 1, 2018, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(xxvii)(B)

Amendment No. 1 to Investment Sub-Advisory Agreement (Massachusetts Financial Services Company (d/b/a MFS Investment Management)), dated September 2, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xxviii)(A)

Investment  Sub-Advisory Agreement (MacKay Shields LLC), dated January 6, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xxviii) (B)

Amendment No. 1 to Investment Sub-Advisory Agreement (MacKay Shields LLC), dated December 1, 2024 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xxix) (A)

Investment  Sub-Advisory Agreement (American Century Investment Management, Inc.), dated June 2, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xxx)(A)

Investment Sub-Advisory Agreement (Marathon Asset Management Limited), dated August 23, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xxxi)(A)

Investment Sub-Advisory Agreement (Driehaus Capital Management LLC), dated September 9, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(xxxii)(A)

Investment  Sub-Advisory Agreement (Parametric Portfolio Associates LLC) dated April 18, 2022, on behalf of the Bridge Builder Tax Managed Large Cap Fund, Bridge Builder Tax Managed Small/Mid Cap Fund and Bridge Builder Tax Managed International Equity Fund (the “Tax Managed Funds”), is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xxxiii)(A)

Investment  Sub-Advisory Agreement (Barrow, Hanley, Mewhinney & Strauss, LLC) dated April 18, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xxxiv) (A)

Investment Sub-Advisory Agreement (ClearBridge Investments, LLC) dated April 26, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xxxv) (A)

Non-Discretionary Investment Sub-Advisory Services Agreement (T. Rowe Price Associates, Inc.) dated April 26, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xxxv) (B)

Amendment No. 1 to Non-Discretionary Investment Sub-Advisory Services Agreement (T. Rowe Price Associates, Inc.) dated June 1, 2024, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xxxvi) (A)

Investment Sub-Advisory Agreement (AllianceBernstein L.P.) dated April 18, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xxxvii) (A)

Investment Sub-Advisory Agreement (Goldman Sachs Asset Management, L.P.) dated May 9, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xxxviii) (A)

Investment  Sub-Advisory Agreement (J.P. Morgan Investment Management Inc.) dated May 9, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xxxviii)(B)

Amendment No. 1 to the Investment Sub-Advisory Agreement (J.P. Morgan Investment Management Inc.) dated September 6, 2024, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xxxix)(A)

Investment Sub-Advisory Agreement (Neuberger Berman Investment Advisers LLC) dated April 18, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xl)(A)

Investment  Sub-Advisory Agreement (Allspring Global Investments LLC) dated April 18, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xli)(A)

Investment Sub-Advisory Agreement (Pzena Investment Management, LLC) dated April 18, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xlii)(A)

Investment Sub-Advisory Agreement (Walter Scott & Partners Limited) dated May 6, 2022, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(xliii)(A)

Investment Sub-Advisory Agreement (Capital International, Inc.), dated December 2, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(xliv)(A)

Investment Sub-Advisory Agreement (Thompson, Siegel & Walmsley LLC) dated September 6, 2024, on behalf of the Tax Managed Funds, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xlv)(A)

Investment Sub-Advisory Agreement (Dodge & Cox), dated June 5, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

	(xlv)(B)	Amendment to the Investment Sub-Advisory Agreement (Dodge & Cox), dated [•], to be filed by amendment.

	(xlvi)(A)	Investment Sub-Advisory Agreement (Federated MDTA LLC), dated November 19, 2025, to be filed by amendment.

	(xlvi)(B)	Amendment to the Investment Sub-Advisory Agreement (Federated MDTA LLC), dated [•], to be filed by amendment.

	(xlvii)(A)	Investment Sub-Advisory Agreement (Westfield Capital Management Company L.P.), dated November 19, 2025, to be filed by amendment.

	(xlviii)(A)	Investment Sub-Advisory Agreement (Russell Investment Management, LLC), dated November 19, 2025, to be filed by amendment.

	(xlix)	Investment Sub-Advisory Agreement (Los Angeles Capital Management, LLC), dated [•], to be filed by amendment.

(e)	(i)(A)

Distribution Agreement (ALPS Distributors, Inc.), dated May 17, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(i)(B)

Amendment No. 1 to the Distribution Agreement (ALPS Distributors, Inc) dated May 26, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 48 on July 15, 2021.

(i)(C)

Amendment No. 2 to the Distribution Agreement (ALPS Distributors, Inc), dated February 16, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(i)(D)

Amendment No. 3 to the Distribution Agreement (ALPS Distributors, Inc.), dated December 2, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(f)		Bonus or Profit Sharing Contracts – not applicable.

(g)	(i)(A)

Custodian Agreement (Brown Brothers Harriman & Co.), dated April 25, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(i)(B)

Amendment to the Custodian Agreement (Brown Brothers Harriman & Co.), dated May 26, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 48 on July 15, 2021

(i)(C)

Amendment No. 2 to the Custodian Agreement (Brown Brothers Harriman & Co.), dated February 16, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(i)(D)

Amendment No.  3 to the Custodian Agreement (Brown Brothers Harriman & Co.), dated December  2, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(h)		Other Material Contracts

(i)(a)

Transfer Agency and Services Agreement (ALPS Fund Services, Inc.), dated May 1, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(i)(b)

Amendment 1 to the Transfer Agency and Services Agreement (ALPS Fund Services, Inc.) dated May 26, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 48 on July 15, 2021.

(i)(c)

Amendment No. 2 to the Transfer Agency and Services Agreement (ALPS Fund Services, Inc.), dated February 16, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(i)(d)

Amendment No. 3 to the Transfer Agency and Services Agreement (ALPS Fund Services, Inc.), dated December 2, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(ii)(a)

Administrative Agency Agreement (Brown Brothers Harriman & Co.), dated April 25, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 42 on October 25, 2019.

(ii)(b)

Amendment to the Administrative Agency Agreement (Brown Brothers Harriman & Co.) dated May 26, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 48 on July 15, 2021.

(ii)(c)

Amendment No. 2 to the Administrative Agency Agreement (Brown Brothers Harriman & Co.), dated February 16, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(ii)(d)

Amendment No. 3 to the Administrative Agency Agreement (Brown Brothers Harriman & Co.), dated December 2, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(ii)(e)

Amendment No. 4 to the Administrative Agency Agreement (Brown Brothers Harriman & Co.), dated May 8, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(iii)(a)

Fund Accounting Services Addendum to Administrative Agency Agreement (Brown Brothers Harriman & Co.) dated November 20, 2019, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(iv)(a)

Amended and Restated Operating Expenses Limitation Agreement dated August 18, 2015, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 21 on September 8, 2015.

(iv)(b)

Amendment No. 1 to the Amended and Restated Operating Expenses Limitation Agreement dated February 26, 2020, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 46 on October 23, 2020.

(iv)(c)

Amendment No. 2 to the Amended and Restated Operating Expenses Limitation Agreement dated February 24, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(iv)(d)

Amendment No. 3 to the Amended and Restated Operating Expenses Limitation Agreement, dated February 16, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 57 on May 11, 2022.

(iv)(e)

Amendment No. 4 to the Amended and Restated Operating Expenses Limitation Agreement, dated December 2, 2022, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 59 on December 14, 2022.

(v)(a)	Management Fee Waiver Agreement dated October 28, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

	(vi)(a)	Power of Attorney dated November 19, 2025, is filed herewith.

	(vii)(a)	Form of Master Interfund Lending Agreement, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(i)		Legal Opinion and Consent, to be filed by amendment.

(j)		Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(k)		Omitted Financial Statements – not applicable.

(l)		Subscription Agreement is herein incorporated by reference to the Registration Statement filed on Form N-1A as Pre-Effective Amendment No. 2 on October 15, 2013.

(m)		Rule 12b-1 Plan – not applicable.

(n)		Rule 18f-3 Plan – not applicable.

(o)		Reserved.

(p)		Codes of Ethics

(i)

Olive Street Investment Advisers, LLC (Adviser), dated December 12, 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(ii)

ALPS Distributors, Inc. (Principal Underwriter), dated July 1, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

	(iii)	Bridge Builder Trust (Registrant), dated February 20, 2014, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 50 on October 27, 2021.

(iv)

PGIM, Inc. (f/k/a Prudential Investment Management, Inc.) (Sub-Adviser), dated January 31, 2025, is herein herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(v)

Robert W. Baird & Company, Incorporated (Sub-Adviser), dated August 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(vi)

J.P. Morgan Investment Management Inc. (Sub-Adviser), dated June 5, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(vii)

Artisan Partners Limited Partnership (Sub-Adviser), dated August 12, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(viii)

Barrow, Hanley, Mewhinney & Strauss, LLC (Sub-Adviser), dated February 15, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(ix)

BlackRock Investment Management, LLC (Sub-Adviser), BlackRock International Limited (Sub-sub-Adviser) and BlackRock (Singapore) Limited (Sub-sub-Adviser), dated December  7, 2021, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 58 on October 27, 2022.

(x)

Boston Partners Global Investors, Inc. (Sub-Adviser), dated May 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xi)

Eagle Asset Management, Inc. (Sub-Adviser), dated April 1, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xii)

Jennison Associates LLC (Sub-Adviser), dated December 31, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xiii)	Lazard Asset Management LLC (Sub-Adviser) dated April 2022 is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 61 on October 27, 2023.

(xiv)

FIAM LLC (f/k/a Pyramis Global Advisors, LLC) (Sub-Adviser), dated 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xv)

Silvercrest Asset Management Group LLC (Sub-Adviser), dated March 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xvi)

Sustainable Growth Advisers, LP (Sub-Adviser), dated December 6, 2016, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 34 on October 27, 2017.

(xvii)

T. Rowe Price Associates, Inc. (Sub-Adviser), dated July 1, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xviii)

Vaughan Nelson Investment Management, LP (Sub-Adviser), dated August 27, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xix)

Wellington Management Company, LLP (Sub-Adviser), dated December 1, 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xx)

Loomis, Sayles & Company, L.P. (Sub-Adviser), dated October 24, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post Effective Amendment No. 63 on October 27, 2025.

(xxi)

Metropolitan West Asset Management, LLC (subsidiary of The TCW Group) (Sub-Adviser), dated June 25, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxii)	Dodge & Cox (Sub-Adviser), dated February 26, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxiii)

Mondrian Investment Partners Limited (Sub-Adviser), dated June 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxiv)

WCM Investment Management (Sub-Adviser), dated June 30, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxv)

Stephens Investment Management Group, LLC (Sub-Adviser), dated February 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 61 on October 27, 2023.

(xxvi)	LSV Asset Management (Sub-Adviser), dated April 4, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xxvii)

Pzena Investment Management, LLC (Sub-Adviser), dated June 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025.

(xxviii)

Pacific Investment Management Company LLC (Sub-Adviser), dated July  1, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxix)

Diamond Hill Capital Management, Inc. (Sub-Adviser), dated April 1, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxx)

Massachusetts Financial Services Company (d/b/a MFS Investment Management) (Sub-Adviser), dated April 2, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxxi)	MacKay Shields LLC (Sub-Adviser), dated December 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxxii)

American Century Investment Management, Inc. (Sub-Adviser), dated July 1, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxxiii)

Marathon Asset Management Limited (Sub-Adviser), dated July 8, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xxxiv)

Driehaus Capital Management LLC (Sub-Adviser), dated October 1, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxxv)

Parametric Portfolio Associates LLC (Sub-Adviser), dated December 12, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxxvi)

ClearBridge Investments, LLC (Sub-Adviser), dated March 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxxvii)	AllianceBernstein L.P. (Sub-Adviser), dated January 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxxviii)

Goldman Sachs Asset Management, L.P. (Sub-Adviser), dated July 3, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xxxix)

Neuberger Berman Investment Advisers LLC (Sub-Adviser), dated January 31, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xl)

Allspring Global Investments LLC (Sub-Adviser), dated June 1, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xli)

Walter Scott & Partners Limited (Sub-Adviser), dated September 9, 2023, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 62 on October 25, 2024.

(xlii)	Capital International, Inc. (Sub-Adviser), dated May 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xliii)	Thompson, Siegel & Walmsley LLC, dated March 29, 2024, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 63 on October 27, 2025

(xliv)	Westfield Capital Management Company, L.P. (Sub-Adviser), dated [•], to be filed by amendment.

(xlv)	Federated MDTA LLC (Sub-Adviser), dated [•], to be filed by amendment.

(xlvi)	Russell Investment Management, LLC, dated [•], to be filed by amendment.

(xlvii)	Los Angeles Capital Management, LLC, dated [•], to be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of Registrant’s Bylaws, as was filed on March 3, 2013 and are incorporated herein by reference. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

The Trust has also agreed to contractually provide each Trustee with assurance that indemnification will be available. The agreement between the Trust and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses, provides that the Trust shall indemnify and hold harmless the Trustee against any and all expenses as defined therein actually incurred or paid by the Trustee in any proceeding as defined therein in connection with the Trustee’s service to the Trust, unless indemnification is limited as set forth in the agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of the Investment Adviser.

With respect to the investment adviser (Olive Street Investment Advisers, LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-77754), dated September 26, 2025. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the investment sub-advisers and investment sub-sub-advisers (referred to collectively in this Item 31 as the “Sub-Advisers”), the response to this item will be incorporated by reference to each of the Sub-Advisers’ Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC. Each Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Sub-Adviser	File Number
Robert W. Baird & Company, Incorporated	801-7571
J.P. Morgan Investment Management Inc.	801-21011
PGIM, Inc. (f/k/a Prudential Investment Management, Inc.)	801-22808
Artisan Partners Limited Partnership	801-70101
Barrow, Hanley, Mewhinney & Strauss, LLC	801-31237
BlackRock Investment Management, LLC	801-56972
BlackRock International Limited	801-51087
BlackRock (Singapore) Limited	801-76926
Boston Partners Global Investors, Inc.	801-61786
Eagle Asset Management, Inc.	801-21343
Jennison Associates LLC	801-5608
Lazard Asset Management LLC	801-61701
Silvercrest Asset Management Group LLC	801-61004
Sustainable Growth Advisers, LP	801-62151
Vaughan Nelson Investment Management, LP	801-51795
Wellington Management Company, LLP	801-15908
Mondrian Investment Partners Limited	801-37702
WCM Investment Management	801-11916
Loomis, Sayles & Company, L.P.	801-170
Metropolitan West Asset Management, LLC	801-53332
T. Rowe Price Associates, Inc.	801-856
FIAM LLC (f/k/a Pyramis Global Advisors, LLC)	801-63658
Stephens Investment Management Group, LLC	801-64675
LSV Asset Management	801-47689
Pzena Investment Management, LLC	801-50838
Pacific Investment Management Company LLC	801-48187
Massachusetts Financial Services Company	801-17352
Diamond Hill Capital Management, Inc.	801-32176
MacKay Shields LLC	801-5594

Sub-Adviser	File Number
American Century Investment Management, Inc.	801-8174
Marathon Asset Management Limited	801-63397
Driehaus Capital Management LLC	801-18439
Parametric Portfolio Associates LLC	801-60485
ClearBridge Investments, LLC	801-64710
AllianceBernstein L.P.	801-56720
Goldman Sachs Asset Management, L.P.	801-37591
Neuberger Berman Investment Advisers LLC	801-61757
Allspring Global Investments LLC	801-21122
Walter Scott & Partners Limited	801-19420
Capital International, Inc.	801-32104
Thompson, Siegel & Walmsley LLC.	801-6273
Dodge & Cox.	801-1895
Westfield Capital Management Company LP	801-69413
Federated MDTA LLC	801-55094
Russell Investment Management LLC	801-17141
Los Angeles Capital Management, LLC	801-60934

As of September 30, 2025

Item 32. Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Premier Properties Fund

abrdn Income Credit Strategies Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund (fka Griffin Institutional Access Credit Fund)

Apollo Diversified Real Estate Fund (fka Griffin Institutional Access Real Estate Fund)

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Diameter Dynamic Credit Fund

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)

Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

New York Life Investments ETF Trust

New York Life Investments Active ETF Trust

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

The Arbitrage Funds

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

USVC Venture Capital Access Fund

Valkyrie ETF Trust II

Wasatch Funds

Wilmington Funds

X-Square Balanced Fund, LLC

X-Square Series Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None

Name*	Position with Underwriter	Positions with Fund
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Custodian and Administrator	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Registrant’s Transfer Agent	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Registrant’s Investment Adviser	Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131

Registrant’s Investment Sub-Advisers	Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202

J.P. Morgan Investment Management Inc. 383 Madison Avenue New York, NY 10179

PGIM, Inc. 655 Broad Street Newark, NJ 07102

Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202

Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Floor Dallas, TX 75201

BlackRock Investment Management, LLC 1 University Square Drive Princeton, NJ 08540

Records Relating to:	Are located at:

BlackRock International Limited Exchange Place 1 1 Semple Street Edinburgh, United Kingdom EH3 8BL

BlackRock (Singapore) Limited Twenty Anson, 20 Anson Road #18-01 Singapore 79912

Boston Partners Global Investors, Inc. One Beacon Street, 30th Floor Boston, MA 02108

Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716

Jennison Associates LLC 55 East 52nd Street New York, NY 10055

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112

Sustainable Growth Advisers, LP 301 Tresser Boulevard, Suite 1310 Stamford, CT 06901

Silvercrest Asset Management Group LLC 1330 Avenue of the Americas, 38th Floor New York, NY 10019

Vaughan Nelson Investment Management, L.P. 600 Travis Street Houston, TX 77002

Wellington Management Company, LLP 280 Congress Street Boston, MA 02210

Mondrian Investment Partners Limited Sixty London Wall, Floor 10 London, United Kingdom EC2M 5TQ

WCM Investment Management 281 Brooks Street Laguna Beach, CA 92651

Loomis, Sayles & Company, L.P. One Financial Center Boston, MA 02111

Metropolitan West Asset Management, LLC 515 South Flower Street Los Angeles, CA 90071

Records Relating to:	Are located at:

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

FIAM LLC 900 Salem Street Smithfield, RI 02917

Stephens Investment Management Group, LLC 111 Center Street, Suite 2110 Little Rock, AR 72201

LSV Asset Management 155 North Wacker Drive, Suite 4600 Chicago, IL 60606

Pzena Investment Management, LLC 320 Park Avenue, 8th Floor New York, NY 10022

Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, CA 92660

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, OH 43215

Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199

MacKay Shields LLC 299 Park Avenue, 32nd Floor New York, NY 10171

American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111

Marathon Asset Management Limited The Floral Building 27b Floral Street London, United Kingdom WC2E 9DP

Driehaus Capital Management LLC 25 East Erie Street Chicago IL 60611

Parametric Portfolio Associates LLC 800 Fifth Avenue Suite 2800 Seattle, WA 98104

ClearBridge Investments, LLC One Madison Avenue New York, NY 10010

Records Relating to:	Are located at:

AllianceBernstein L.P. 501 Commerce Street Nashville, TN 37203

Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

Allspring Global Investments, LLC 1415 Vantage Park Drive, 3rd Floor Charlotte, NC 28203

Walter Scott & Partners Limited One Charlotte Square Edinburgh, EH2 4DR, Scotland

Capital International, Inc. 333 S. Hope Street Los Angeles, CA 90071

Thompson, Siegel & Walmsley LLC 6641 W. Broad Street Richmond, VA 23230

Dodge & Cox 555 California Street, 40th Floor San Francisco, CA 94104
Federated MDTA 125 High Street, Oliver Street Tower, 21st Floor Boston, MA 02110

Westfield Capital Management Company, L.P. One Financial Center, 23rd Floor Boston, MA 02111

Russell Investment Management, LLC 401 Union Street, 18th Floor Seattle, WA 98101

Los Angeles Capital Management LLC 11150 Santa Monica Blvd., Suite 200 Los Angeles, CA 90025

Item 34. Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis and State of Missouri, on the 24th day of August, 2026.

BRIDGE BUILDER TRUST

/s/ John M. Tesoro*
By: John M. Tesoro, Trustee

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 64 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jean E. Carter* Jean E. Carter	Trustee	August 24, 2026

/s/ Craig A. Griffith* Craig A. Griffith	Trustee	August 24, 2026

/s/ Lena Haas* Lena Haas	Trustee	August 24, 2026

/s/ Timothy Jacoby* Timothy Jacoby	Trustee	August 24, 2026

/s/ Michelle M. Keeley* Michelle M. Keeley	Trustee	August 24, 2026

/s/ Maureen Leary-Jago* Maureen Leary-Jago	Trustee	August 24, 2026

/s/ Merry L. Mosbacher* Merry L. Mosbacher	Trustee	August 24, 2026

/s/ Heidi Stam* Heidi Stam	Trustee	August 24, 2026

/s/ John M. Tesoro* John M. Tesoro	Trustee	August 24, 2026

/s/ Evan S. Posner	President	August 24, 2026

/s/ Aaron J. Masek Aaron J. Masek	Treasurer and Principal Financial Officer	August 24, 2026

*By:	/s/ Evan S. Posner
Evan S. Posner
*	Attorney-in-Fact

Exhibit Index

(h)	(vi)(a)	Power of Attorney dated November 19, 2025.